As filed with the Securities and Exchange Commission on September 18, 2018

Securities Act Registration No.  333-225877
Investment Company Act Registration No. 811-22585

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form N-2/A

☑	REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
☑	PRE-EFFECTIVE AMENDMENT NO. 1
☐	POST-EFFECTIVE AMENDMENT NO.
and/or
☑	REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
☑	AMENDMENT NO. 6

Tortoise Pipeline & Energy Fund, Inc.
11550 Ash Street, Suite 300
Leawood, Kansas 66211
(913) 981-1020

Agent for Service

P. Bradley Adams
11550 Ash Street, Suite 300
Leawood, Kansas 66211

Copies of Communications to

Steven F. Carman, Esq.
Rebecca C. Taylor, Esq.
Husch Blackwell LLP
4801 Main Street, Suite 1000
Kansas City, MO 64112
(816) 983-8000

Approximate Date of Proposed Public Offering:  From time to time after the effective date of the Registration Statement.

If any of the securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. ☑

It is proposed that this filing will become effective (check appropriate box):

☐	when declared effective pursuant to section 8(c)

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933
Title of Securities Being Registered	Amount Being Registered (1)	Proposed Maximum Aggregate Offering Price (2)	Amount of Registration Fee
Common stock, $0.001 par value per share; preferred stock, $0.001 par value per share; debt securities		$100,000,000	$12,450.00	(3)

(1)
There are being registered hereunder a presently indeterminate number of shares of common stock, shares of preferred stock and debt securities to be offered on an immediate, continuous or delayed basis.

(2)
Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(o) under the Securities Act of 1933. In no event will the aggregate initial offering price of all securities offered from time to time pursuant to the prospectus included as a part of this Registration Statement exceed $100,000,000.

(3)	Previously paid with this registration statement on June 26, 2018.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such dates as the Commission, acting pursuant to said Section 8(a), may determine.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED September 18, 2018

Base Prospectus
$100,000,000
Tortoise Pipeline & Energy Fund, Inc.
Common Stock
Preferred Stock
Debt Securities

Tortoise Pipeline & Energy Fund, Inc. (the “Company,” “we” or “our”) is a nondiversified, closed-end management investment company. Our investment objective is to seek a high level of total return with an emphasis on current distributions paid to stockholders. We seek to provide our stockholders with an efficient vehicle to invest in a portfolio consisting primarily of equity securities of North American pipeline companies that transport natural gas, natural gas liquids (“NGLs”), crude oil and refined products and to a lesser extent, in other energy infrastructure companies.  Under normal circumstances, we invest at least 80% of our total assets (including assets obtained through leverage) in equity securities of pipeline and other energy infrastructure companies.  More than 75% of these companies will generally be structured as corporations or limited liability companies domiciled in the United States or Canada.  We may invest up to 25% of our total assets in master limited partnerships (“MLPs”).  We may invest up to 30% of our total assets in unregistered or otherwise restricted securities, primarily through direct investments, and will not invest in private companies.  We may invest up to 20% of its total assets in debt securities, including those rated below investment grade (commonly referred to as “junk bonds”).  We will not invest more than 10% of our total assets in any single issuer and will not engage in short sales.  We also write covered call options to seek to enhance long-term return potential across economic environments, increase current income and mitigate portfolio risk through option income.

We have elected to be treated as a regulated investment company under the Internal Revenue Code.

We may offer, on an immediate, continuous or delayed basis, including through a rights offering to existing stockholders, up to $100,000,000 aggregate initial offering price of our common stock ($0.001 par value per share), preferred stock ($0.001 par value per share) or debt securities, which we refer to in this prospectus collectively as our securities, in one or more offerings. We may offer our common stock, preferred stock or debt securities separately or in concurrent separate offerings, in amounts, at prices and on terms set forth in a prospectus supplement to this prospectus. In addition, from time to time, certain of our stockholders may offer our common stock in one or more offerings. The sale of such stock by certain of our stockholders may involve shares of common stock that were issued to the stockholders in one or more private transactions and will be registered by us for resale. The identity of any selling stockholder, the number of shares of our common stock to be offered by such selling stockholder, the price and terms upon which our shares of common stock are to be sold from time to time by such selling stockholder, and the percentage of common stock held by any selling stockholder after the offering, will be set forth in a prospectus supplement to this prospectus. You should read this prospectus and the related prospectus supplement carefully before you decide to invest in any of our securities.  We will not receive any of the proceeds from common stock sold by any selling stockholder.

We may offer our securities, or certain of our stockholders may offer our common stock, directly to one or more purchasers through agents that we or they designate from time to time, or to or through underwriters or dealers. The prospectus supplement relating to the particular offering will identify any agents or underwriters involved in the sale of our securities, and will set forth any applicable purchase price, fee, commission or discount arrangement between us or any selling stockholder and such agents or underwriters or among the underwriters or the basis upon which such amount may be calculated. For more information about the manner in which we may offer our securities, or a selling stockholder may offer our common stock, see “Plan of Distribution” and “Selling Stockholders.” Our securities may not be sold through agents, underwriters or dealers without delivery of a prospectus supplement.

Our common stock is listed on the New York Stock Exchange (“NYSE”) under the symbol “TTP.” As of September 17, 2018, the last reported sale price for our common stock was $17.19.

Investing in our securities involves risks.  You could lose some or all of your investment. See “Risk Factors” beginning on page 26 of this prospectus. You should consider carefully these risks together with all of the other information contained in this prospectus and any prospectus supplement before making a decision to purchase our securities.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Prospectus dated ____________, 2018

This prospectus provides you with a general description of the securities that we may offer. Each time we use this prospectus to offer securities, we will provide a prospectus supplement that will contain specific information about the terms of that offering. The prospectus supplement may also add, update or change information contained in this prospectus. This prospectus, together with any prospectus supplement, sets forth concisely the information that you should know before investing. You should read this prospectus and any related prospectus supplement, which contain important information, before deciding whether to invest in our securities. You should retain this prospectus and any related prospectus supplement for future reference. A statement of additional information, dated _________, 2018, as supplemented from time to time, containing additional information, has been filed with the Securities and Exchange Commission (“SEC”) and is incorporated by reference in its entirety into this prospectus. You may request a free copy of the statement of additional information, the table of contents of which is on page 75 of this prospectus, request a free copy of our annual, semi-annual and quarterly reports, request other information or make stockholder inquiries, by calling toll-free at 1-866-362-9331 or by writing to us at 11550 Ash Street, Suite 300, Leawood, Kansas 66211. Our annual, semi-annual and quarterly reports and the statement of additional information also are available on our investment adviser’s website at www.tortoiseadvisors.com. Information included on such website does not form part of this prospectus. You can review and copy documents we have filed at the SEC’s Public Reference Room in Washington, D.C. Call 1-202-551-5850 for information. The SEC charges a fee for copies. You can get the same information free from the SEC’s website (http://www.sec.gov). You may also e-mail requests for these documents to publicinfo@sec.gov or make a request in writing to the SEC’s Public Reference Section, 100 F Street, N.E., Room 1580, Washington, D.C. 20549.

Our securities do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

You should rely only on the information contained or incorporated by reference in this prospectus and any related prospectus supplement in making your investment decisions. We have not authorized any other person to provide you with different or inconsistent information. If anyone provides you with different or inconsistent information, you should not rely on it. This prospectus and any prospectus supplement do not constitute an offer to sell or solicitation of an offer to buy any securities in any jurisdiction where the offer or sale is not permitted. The information appearing in this prospectus and in any related prospectus supplement is accurate only as of the dates on their covers.  Our business, financial condition and prospects may have changed since such dates.  We will advise investors of any material changes to the extent required by applicable law.

CAUTIONARY NOTICE REGARDING FORWARD-LOOKING STATEMENTS

This prospectus, any accompanying prospectus supplement and the statement of additional information contain “forward-looking statements.” Forward-looking statements can be identified by the words “may,” “will,” “intend,” “expect,” “estimate,” “continue,” “plan,” “anticipate,” “could,” “should” and similar terms and the negative of such terms. Such forward-looking statements may be contained in this prospectus as well as in any accompanying prospectus supplement. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect our actual results are the performance of the portfolio of securities we hold, the conditions in the U.S. and international financial, petroleum and other markets, the price at which our shares will trade in the public markets and other factors discussed in our periodic filings with the Securities and Exchange Commission.

Although we believe that the expectations expressed in our forward-looking statements are reasonable, actual results could differ materially from those projected or assumed in our forward-looking statements. Our future financial condition and results of operations, as well as any forward-looking statements, are subject to change and are subject to inherent risks and uncertainties, such as those disclosed in the “Risk Factors” section of this prospectus. All forward-looking statements contained or incorporated by reference in this prospectus or any accompanying prospectus supplement are made as of the date of this prospectus or the accompanying prospectus supplement, as the case may be. Except for our ongoing obligations under the federal securities laws, we do not intend, and we undertake no obligation, to update any forward-looking statement. The forward-looking statements contained in this prospectus and any accompanying prospectus supplement are excluded from the safe harbor protection provided by Section 27A of the Securities Act of 1933, as amended (the “1933 Act”).

Currently known risk factors that could cause actual results to differ materially from our expectations include, but are not limited to, the factors described in the “Risk Factors” section of this prospectus. We urge you to review carefully that section for a more detailed discussion of the risks of an investment in our securities.

ii

PROSPECTUS SUMMARY

The following summary contains basic information about us and our securities. It is not complete and may not contain all of the information you may want to consider before investing in our securities. You should review the more detailed information contained in this prospectus and in any related prospectus supplement and in the statement of additional information, especially the information set forth under the heading “Risk Factors” beginning on page 26 of this prospectus.

The Company

We seek to provide our stockholders with an efficient vehicle to invest in a portfolio consisting primarily of equity securities of North American pipeline companies that transport natural gas, natural gas liquids (“NGLs”), crude oil and refined products and to a lesser extent, in other energy infrastructure companies.  Our investment objective is to seek a high level of total return with an emphasis on current distributions paid to stockholders. For purposes of our investment objective, total return includes capital appreciation of, and all distributions received from, securities in which we invest regardless of the tax character of the distributions. We consider our investment objective a nonfundamental investment policy.  We cannot assure you that we will achieve our investment objective.

We are a nondiversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). We were organized as a corporation on July 19, 2011, pursuant to a charter (the “Charter”) governed by the laws of the State of Maryland. Our fiscal year ends on November 30. We commenced operations in October 2011 following our initial public offering.  Our common stock is listed on the New York Stock Exchange (“NYSE”) under the symbol “TTP.”   As of August 31, 2018, we had net assets of approximately $196.1 million attributable to our common stock.  As of August 31, 2018, we had outstanding $16.0 million of our Mandatory Redeemable Preferred Stock (the “Tortoise Preferred Shares”) and $34.0 million of our privately placed Senior Notes (the “Tortoise Notes”).

We have an unsecured 364 day rolling evergreen credit facility with The Bank of Nova Scotia, which currently allows us to borrow up to $35.0 million. Outstanding balances under the credit facility generally accrue interest at a variable annual rate equal to the one-month LIBOR rate plus 1.125%, with a fee of 0.15% on any unused balance of the credit facility. As of August 31, 2018, the effective rate was 3.24%.  We may draw on the facility from time to time to fund investments in accordance with our investment policies and for general corporate purposes. As of August 31, 2018, we had outstanding approximately $20.8 million under the credit facility.

Investment Adviser

Our investment adviser is Tortoise Capital Advisors, L.L.C. (the “Adviser”), a registered investment adviser specializing in energy investing across the energy value chain, including infrastructure and MLPs.  As of August 31, 2018, the Adviser managed assets of approximately $18.4 billion, including the assets of publicly traded closed-end management investment companies, open-end funds, private funds and other accounts. The Adviser’s investment committee relative to the Company is comprised of six individuals. See “Management of the Company”.

The principal business address of the Adviser is 11550 Ash Street, Suite 300, Leawood, Kansas 66211.

The Offering

We may offer, on an immediate, continuous or delayed basis, up to $100,000,000 of our securities, including common stock pursuant to a rights offering, or certain of our stockholders who purchased shares from us in private placement transactions may offer our common stock, on terms to be determined at the time of the offering. Our securities will be offered at prices and on terms to be set forth in one or more prospectus supplements to this prospectus. Subject to certain conditions, we may offer our common stock at prices below our net asset value (“NAV”). We will provide information in the prospectus supplement for the expected trading market, if any, for our preferred stock or debt securities.

While the number and amount of securities we may issue pursuant to this registration statement is limited to $100,000,000 of securities, our board of directors (the “Board of Directors” or the “Board”) may, without any action by the stockholders, amend our Charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that we have authority to issue under our Charter or the 1940 Act.

We may offer our securities, or certain of our stockholders may offer our common stock, directly to one or more purchasers through agents that we or they designate from time to time, or to or through underwriters or dealers. The prospectus supplement relating to the offering will identify any agents or underwriters involved in the sale of our securities, and will set forth any applicable purchase price, fee, commission or discount arrangement between us or any selling stockholder and such agents or underwriters or among underwriters or the basis upon which such amount may be calculated. See “Plan of Distribution” and “Selling Stockholders.” Our securities may not be sold through agents, underwriters or dealers without delivery of a prospectus supplement describing the method and terms of the offering of our securities.

Use of Proceeds

Unless otherwise specified in a prospectus supplement, we intend to use the net proceeds of any sale of our securities primarily to invest in energy infrastructure companies in accordance with our investment objective and policies as described under “Investment Objective and Principal Investment Strategies” within approximately three months of receipt of such proceeds. We may also use proceeds from the sale of our securities to retire all or a portion of any debt we incur, to redeem preferred stock or for working capital purposes, including the payment of distributions, interest and operating expenses, although there is currently no intent to issue securities primarily for this purpose. A portion of distributions paid to you may represent a return of capital. We will not receive any of the proceeds from a sale of our common stock by any selling stockholder.

Federal Income Tax Status of Company

We have elected to be treated as a regulated investment company (a “RIC”) under the U.S. Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). Therefore, we generally are not subject to U.S. federal income tax on income and gains that we distribute each taxable year to stockholders if we meet certain minimum distribution requirements.  As a RIC, we are required to meet asset diversification tests and to meet and maintain our RIC status annual qualifying income and distribution tests.   See “Certain Federal Income Tax Matters.”

Distributions

We rely on exemptive relief permitting us to make long-term capital gain distributions throughout our fiscal year. Our Board of Directors has adopted a policy with the purpose of distributing over the course of each year, through periodic distributions as nearly equal as practicable and any required special distributions, an amount closely approximating our total taxable income during the year and, if so determined by the Board, all or a portion of the return of capital paid by portfolio companies during the year.  In accordance with this policy, we distribute a fixed amount per share, currently $0.4075, each quarter to our common shareholders.  This amount is subject to change from time to time at the discretion of the Board.  Although the level of distributions is independent of our performance, we expect such distributions to correlate with our performance over time.  Each quarterly distribution is expected to be at the fixed amount established by the Board, except for extraordinary distributions in light of our performance for the entire calendar year and enable us to comply with the distribution requirements of the Internal Revenue Code.  The Board may amend, suspend or terminate its distribution policy at any time without prior notice to stockholders if it believes such action to be in the best interests of us and our stockholders.  There is no assurance that we will continue to make regular distributions. Distributions can be classified as ordinary income, qualified dividends, capital gains, return of capital or some combination thereof, and each classification shall be taxed differently on a shareholder’s tax returns. The portion of the dividends classified as a return of capital is not currently considered taxable income, however, such return of capital shall reduce a shareholder’s cost basis in its investment and potentially increasing such shareholder’s taxable gain upon sale of its shares. See “Certain Federal Income Tax Matters.” Our preferred stock and debt securities will pay distributions and interest, respectively in accordance with their terms.

 Principal Investment Policies

We seek to provide stockholders an efficient vehicle to invest in a portfolio consisting primarily of equity securities of pipeline and other energy infrastructure companies.  We focus our investments primarily on North American pipeline companies (including non-U.S. companies) that primarily engage in the business of transporting natural gas, natural gas liquids (“NGLs”), crude oil and refined products, and, to a lesser extent, on other energy infrastructure companies. Energy infrastructure companies own and operate a network of asset systems that transport, store, distribute, gather, process, explore, develop, manage or produce crude oil, refined petroleum products, natural gas or NGLs, or that provide electric power generation (including renewable energy), transmission and/or distribution.

Under normal circumstances, we invest at least 80% of our total assets (including assets obtained through leverage) in equity securities of pipeline and other energy infrastructure companies.  More than 75% of these companies will generally be structured as corporations or limited liability companies domiciled in the United States or Canada.  We may invest up to 25% of our total assets in master limited partnerships (“MLPs”).  We also write covered call options to seek to enhance long-term return potential across economic environments, increase current income and mitigate portfolio risk through option income. We typically expect to write call options that are approximately 5-15% out-of-the-money on up to approximately 20% of the total value of our portfolio, although these percentages may vary depending on the cash flow requirements of the portfolio and our Adviser’s assessment of market conditions.  Our covered call strategy is focused on other energy companies that are integral links in the value chain for pipeline companies.

We have adopted the following additional nonfundamental investment policies:

●
We may invest up to 30% of our total assets in restricted securities, primarily through direct placements. Subject to this policy, we may invest without limitation in illiquid securities. The types of restricted securities that we may purchase include privately issued securities of publicly traded energy infrastructure companies.

●	We will not invest in private companies.

●
We may invest up to 20% of our total assets in debt securities of energy infrastructure companies, including securities rated below investment grade (commonly referred to as “junk bonds”).  Below investment grade debt securities will be rated at least B3 by Moody’s Investors Service, Inc. (“Moody’s”) and at least B- by Standard & Poor’s Ratings Group (“S&P”) at the time of purchase, or comparably rated by another statistical rating organization or if unrated, determined to be of comparable quality by the Adviser. We currently do not have a specific maturity policy.

●	We will not invest more than 10% of total assets in any single issuer.

●	We will not engage in short sales.

We may change our nonfundamental investment policies without stockholder approval and will provide notice to stockholders of material changes (including notice through stockholder reports); provided, however, that a change in the policy of investing at least 80% of our total assets in equity securities of pipeline and other energy infrastructure companies requires at least 60 days’ prior written notice to stockholders. Unless otherwise stated, these investment restrictions apply at the time of purchase and we will not be required to reduce a position due solely to market value fluctuations. The term total assets includes assets obtained through leverage for the purpose of each investment restriction.

Under adverse market or economic conditions for temporary defensive positions, we may invest up to 100% of our total assets in securities issued or guaranteed by the U.S. Government or its instrumentalities or agencies, short-term debt securities, certificates of deposit, bankers’ acceptances and other bank obligations, commercial paper rated in the highest category by a rating agency or other liquid fixed income securities deemed by the Adviser to be consistent with a defensive posture (collectively, “short-term securities”), or we may hold cash. We also may invest in short-term securities or cash pending investment of offering proceeds to meet working capital needs including, but not limited to, for collateral in connection with certain investment techniques, to hold a reserve pending payment of distributions, and to facilitate the payment of expenses and settlement of trades. To the extent we invest in short-term securities or cash on a temporary basis or for defensive purposes, such investments are inconsistent with, and may result in us not achieving, our investment objective.

Use of Leverage by the Company

The borrowing of money and the issuance of preferred stock and debt securities represents the leveraging of our common stock. The issuance of additional common stock may enable us to increase the aggregate amount of our leverage. We reserve the right at any time to use financial leverage to the extent permitted by the 1940 Act (50% of total assets for preferred stock and 33 1/3% of total assets for debt securities) or we may elect to reduce the use of leverage or use no leverage at all.  Our policy is to utilize leverage in an amount that on average represents approximately 25% of our total assets.  We consider market conditions at the time leverage is incurred and monitor for asset coverage ratios relative to 1940 Act requirements and our financial covenants on an ongoing basis.  Leverage as a percent of total assets will vary depending on market conditions, but will normally range between 20% and 30%. The timing and terms of any leverage transactions will be determined by our Board of Directors. Additionally, the percentage of our assets attributable to leverage may vary significantly during periods of extreme market volatility and will increase during periods of declining market prices of our portfolio holdings.

The use of leverage creates an opportunity for increased income and capital appreciation for common stockholders, but at the same time, it creates special risks that may adversely affect common stockholders. Our Adviser’s fee is based upon a percentage of our “Managed Assets” (defined as our total assets (including any assets attributable to any leverage that may be outstanding) minus the sum of accrued liabilities other than (1) debt entered into for purposes of leverage and (2) the aggregate liquidation preference of any outstanding preferred stock).  Our Adviser’s fee is higher when we are leveraged. Therefore, the Adviser has a financial incentive to use leverage, which will create a conflict of interest between the Adviser and our common stockholders, who will bear the costs of our leverage. There can be no assurance that a leveraging strategy will be successful during any period in which it is used. The use of leverage involves risks, which can be significant. See “Leverage” and “Risk Factors — Additional Risks to Common Stockholders — Leverage Risk.”

We may use interest rate transactions for hedging purposes only, in an attempt to reduce the interest rate risk arising from our leveraged capital structure. We do not intend to hedge the interest rate risk of our portfolio holdings. Accordingly, if no leverage is outstanding, we currently do not expect to engage in interest rate transactions. Interest rate transactions that we may use for hedging purposes may expose us to certain risks that differ from the risks associated with our portfolio holdings. See “Leverage — Hedging Transactions” and “Risk Factors — Company Risks — Hedging Strategy Risk.”

Conflicts of Interest

Conflicts of interest may arise from the fact that the Adviser and its affiliates carry on substantial investment activities for other clients, in which we have no interest. Our Adviser or its affiliates may have financial incentives to favor certain of these accounts over us. Any of the Adviser’s or its affiliates’ proprietary accounts and other customer accounts may compete with us for specific trades. The Adviser or its affiliates may give advice and recommend securities to, or buy or sell securities for, other accounts and customers, which advice or securities recommended may differ from advice given to, or securities recommended or bought or sold for, us, even though their investment objectives may be the same as, or similar to, our objective.  Certain of the funds and accounts managed by our Adviser may invest in the equity securities of a particular company, while other funds and accounts managed by our Adviser may invest in the debt securities of the same company.

Our Adviser has written allocation policies and procedures that it will follow in addressing any conflicts. When two or more clients advised by our Adviser or its affiliates seek to purchase or sell the same securities, the securities actually purchased or sold will be allocated among the clients on a good faith equitable basis by our Adviser in its discretion and in accordance with each client’s investment objectives and our Adviser’s procedures.

From time to time, our Adviser may seed proprietary accounts for the purpose of evaluating a new investment strategy that eventually may be available to clients through one or more product structures.  Such accounts also may serve the purpose of establishing a performance record for the strategy.  Our Adviser’s management of accounts with proprietary interests and nonproprietary client accounts may create an incentive to favor the proprietary accounts in the allocation of investment opportunities, and the timing and aggregation of investments.  Our Adviser’s proprietary seed accounts may include long-short strategies, and certain client strategies may permit short sales.  A conflict of interest arises if a security is sold short at the same time as a long position, and continuously short selling in a security may adversely affect the stock price of the same security held long in client accounts.  Our Adviser has adopted various policies to mitigate these conflicts, including policies that require our Adviser to avoid favoring any account, and that prohibit client and proprietary accounts from engaging in short sales with respect to individual stocks held long in client accounts.  Our Adviser’s policies also require transactions in proprietary accounts to be placed after client transactions.

Situations may occur when we could be disadvantaged because of the investment activities conducted by the Adviser and its affiliates for their other funds or accounts. Such situations may be based on, among other things, the following: (1) legal or internal restrictions on the combined size of positions that may be taken for us or the other accounts, thereby limiting the size of our position; (2) the difficulty of liquidating an investment for us or the other accounts where the market cannot absorb the sale of the combined position; or (3) limits on co-investing in private placement securities under the 1940 Act. Our investment opportunities may be limited by affiliations of the Adviser or its affiliates with energy infrastructure companies.

The use of leverage creates an opportunity for increased income and capital appreciation for common stockholders, but at the same time creates special risks that may adversely affect common stockholders.  Because our management fee is based upon a percentage of our Managed Assets, our management fee is higher when we are leveraged.  Therefore, our Adviser has a financial incentive to use leverage, which will create a conflict of interest between our Adviser and our common stockholders, who will bear the costs of our leverage.  See “Investment Objective and Principal Investment Strategies — Conflicts of Interest.”

Company Risks

Our NAV, our ability to make distributions, our ability to service debt securities and preferred stock, and our ability to meet asset coverage requirements depends on the performance of our investment portfolio. The performance of our investment portfolio is subject to a number of risks, including the following:

Capital Markets Volatility Risk. Our capital structure and performance may be adversely impacted by weakness in the credit markets and stock market if such weakness results in declines in the value of MLPs in which we invest. If the value of our investments declines or remains volatile, there is a risk that we may be required to reduce outstanding leverage, which could adversely affect our stock price and ability to pay distributions at historical levels. A sustained economic slowdown may adversely affect the ability of MLPs to sustain their historical distribution levels, which in turn, may adversely affect our ability to sustain distributions at historical levels. MLPs that have historically relied heavily on outside capital to fund their growth may be impacted by a slowdown in the capital markets. The performance of the MLP sector is dependent on several factors including the condition of the financial sector, the general economy and the commodity markets.

Concentration Risk. Our strategy of concentrating in pipeline and other energy infrastructure investments means that our performance will be closely tied to the performance of the energy infrastructure sector, which includes midstream, upstream and downstream energy industries. For further information about investments we may make in pipeline and other energy infrastructure companies, see “Investment Objective and Principal Investment Strategies - Pipeline & Other Energy Infrastructure Companies.” Our concentration in these investments may present more risk than if we were broadly diversified over numerous industries and sectors of the economy. A downturn in these investments would have a greater impact on us than on a fund that does not concentrate in such investments. Risks inherent in the business of pipeline and other energy infrastructure companies include: (1) supply and demand risk, (2) operating risk, (3) regulatory risk, (4) environmental risk, (5) price volatility risk, (6) terrorism risk, (7) natural disaster risk and (8) climate change regulation risk.

Industry Specific Risk. Energy infrastructure companies also are subject to risks specific to the industry they serve. For risks specific to the pipeline, processing, propane, coal and marine shipping industries, see “Risk Factors - Company Risks - Industry Specific Risk.”

MLP Risk. We invest primarily in equity securities of MLPs. As a result, we are subject to the risks associated with an investment in MLPs, including cash flow risk, tax risk, deferred tax risk and capital markets risk. Cash flow risk is the risk that MLPs will not make distributions to holders (including us) at anticipated levels or that such distributions will not have the expected tax character. MLPs also are subject to tax risk, which is the risk that an MLP might lose its partnership status for tax purposes. Deferred tax risk is the risk that we incur a current tax liability on that portion of an MLP’s income and gains that is not offset by tax deductions and losses. Capital markets risk is the risk that MLPs will be unable to raise capital to meet their obligations as they come due or execute their growth strategies, complete future acquisitions, take advantage of other business opportunities or respond to competitive pressures.

Equity Securities Risk. MLP common units and other equity securities can be affected by macro-economic and other factors affecting the stock market in general, expectations of interest rates, investor sentiment toward MLPs or the energy sector, changes in a particular issuer’s financial condition, or unfavorable or unanticipated poor performance of a particular issuer (in the case of MLPs, generally measured in terms of DCF). Prices of common units of individual MLPs and other equity securities also can be affected by fundamentals unique to the partnership or company, including size, earnings power, coverage ratios and characteristics and features of different classes of securities. See “Risk Factors - Company Risks - Equity Securities Risk” and “Risk Factors - Additional Risks to Common Stockholders - Leverage Risk.”

Below Investment Grade Securities Risk. Investing in below investment grade debt instruments (commonly referred to as “junk bonds”) involves additional risks than investment grade securities. Adverse changes in economic conditions are more likely to lead to a weakened capacity of a below investment grade issuer to make principal payments and interest payments than an investment grade issuer. An economic downturn could adversely affect the ability of highly leveraged issuers to service their obligations or to repay their obligations upon maturity. Similarly, downturns in profitability in the energy infrastructure industry could adversely affect the ability of below investment grade issuers in that industry to meet their obligations. The market values of lower quality securities tend to reflect individual developments of the issuer to a greater extent than do higher quality securities, which react primarily to fluctuations in the general level of interest rates.

The secondary market for below investment grade securities may not be as liquid as the secondary market for more highly rated securities. There are fewer dealers in the market for below investment grade securities than investment grade obligations. The prices quoted by different dealers may vary significantly, and the spread between the bid and asked price is generally much larger than for higher quality instruments. Under adverse market or economic conditions, the secondary market for below investment grade securities could contract further, independent of any specific adverse change in the condition of a particular issuer, and these instruments may become illiquid. As a result, it may be more difficult to sell these securities or we may be able to sell the securities only at prices lower than if such securities were widely traded. This may affect adversely our ability to make required distribution or interest payments on our outstanding senior securities. Prices realized upon the sale of such lower-rated or unrated securities, under these circumstances, may be less than the prices used in calculating our NAV. See “Risk Factors - Company Risk - Below Investment Grade Securities Risk.”

Hedging Strategy Risk. We may use interest rate transactions for hedging purposes only, in an attempt to reduce the interest rate risk arising from our leveraged capital structure. There is no assurance that the interest rate hedging transactions into which we enter will be effective in reducing our exposure to interest rate risk. Hedging transactions are subject to correlation risk, which is the risk that payment on our hedging transactions may not correlate exactly with our payment obligations on senior securities. Interest rate transactions that we may use for hedging purposes, such as swaps, caps and floors, will expose us to certain risks that differ from the risks associated with our portfolio holdings. See “Risk Factors - Company Risks - Hedging Strategy Risk.”

Restricted Security Risk. We may invest up to 30% of total assets in restricted securities, primarily through direct placements. Restricted securities are less liquid than securities traded in the open market because of statutory and contractual restrictions on resale. Such securities are, therefore, unlike securities that are traded in the open market, which can be expected to be sold immediately if the market is adequate. This lack of liquidity creates special risks for us. See “Risk Factors - Company Risks - Restricted Security Risk.”

Non-U.S. Securities Risk.  Investments in securities of non-U.S. issuers (including Canadian issuers) involve risks not ordinarily associated with investments in securities and instruments of U.S. companies, including non-uniform accounting standards and requirements, less governmental supervision and regulation, inability to pass through foreign income tax credits, inability to enforce judgments abroad, less publicly available information and higher expenses, among others. See “Risk Factors - Company Risks - Non- U.S. Securities Risk.

Liquidity Risk. Certain MLP securities may trade less frequently than those of other companies due to their smaller capitalizations. Investments in securities that are less actively traded or over time experience decreased trading volume may be difficult to dispose of when we believe it is desirable to do so, may restrict our ability to take advantage of other opportunities, and may be more difficult to value.

Non-Diversification Risk. We are classified as “non-diversified” under the 1940 Act. As a result, we can invest a greater portion of our assets in obligations of a single issuer than a “diversified” fund. We may therefore be more susceptible than a diversified fund to being adversely affected by any single corporate, economic, political or regulatory occurrence. We intend to maintain our status as a RIC under Subchapter M of the Code, and thus we intend to satisfy the diversification requirements of Subchapter M, including its less stringent diversification requirements that apply to the percentage of our total assets that are represented by cash and cash items (including receivables), U.S. government securities, the securities of other regulated investment companies and certain other securities.

Covered Call Risk. We cannot guarantee that our covered call option strategy will be effective. There are several risks associated with transactions in options on securities. The significant differences between the securities and options markets could result in an imperfect correlation between these markets. The use of options may require us to sell portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation we can realize on an investment, or may cause us to hold a security we might otherwise sell. There can be no assurance that a liquid market will exist when we seek to close out an option position. Factors such as supply and demand, interest rates, the current market price of the underlying security in relation to the exercise price of the option, the dividend or distribution yield of the underlying security, the actual or perceived volatility of the underlying security and the time remaining until the expiration date, could impact or cause to vary over time the amount of income we are able to generate through our covered call option strategy. The number of covered call options we can write is limited by the number of shares of the corresponding common stock we hold. Furthermore, our covered call option transactions may be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded. If we fail to maintain any required asset coverage ratios in connection with any use by us of leverage, we may be required to redeem or prepay some or all of our leverage instruments. Such redemption or prepayment would likely result in our seeking to terminate early all or a portion of any option transaction. Early termination of an option could result in a termination payment by or to us. See “Risk Factors- Company Risks -Covered Call Risk.”

Tax Risk. We intend to elect to be treated, and to qualify each year, as a “regulated Investment Company” under the Code. To maintain our qualification for federal income tax purposes as a RIC under the Code, we must meet certain source-of-income, asset diversification and annual distribution requirements. If for any taxable year we fail to qualify for the special federal income tax treatment afforded to regulated investment companies, all of our taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to our stockholders) and our income available for distribution will be reduced.

Management Risk. The Adviser was formed in October 2002 to provide portfolio management services to institutional and high net worth investors seeking professional management of their MLP investments. The Adviser has been managing our portfolio since we began operations in October 2011. As of August 31, 2018, the Adviser had client assets under management of approximately $18.4 billion. To the extent that the Adviser’s assets under management continue to grow, the Adviser may have to hire additional personnel and, to the extent it is unable to hire qualified individuals, its operations may be adversely affected.

See “Risk Factors — Company Risks” for a more detailed discussion of these and other risks of investing in our securities.

Additional Risks to Common Stockholders

Leverage Risk.  We are currently leveraged and intend to continue to use leverage primarily for investment purposes. Leverage, which is a speculative technique, could cause us to lose money and can magnify the effect of any losses. Weakness in the credit markets may cause our leverage costs to increase and there is a risk that we may not be able to renew or replace existing leverage on favorable terms or at all.  If the cost of leverage is no longer favorable, or if we are otherwise required to reduce our leverage, we may not be able to maintain common stock distributions at historical levels and common stockholders will bear any costs associated with selling portfolio securities. If our net asset value of our portfolio declines or remains subject to heightened market volatility, there is an increased risk that we will be unable to maintain coverage ratios for debt securities and preferred stock mandated by the 1940 Act, rating agency guidelines or contractual terms of bank lending facilities or privately placed notes. If we do not cure any deficiencies within specified cure periods, we will be required to redeem such senior securities in amounts that are sufficient to restore the required coverage ratios or, in some cases, offer to redeem all of such securities. As a result, we may be required to sell portfolio securities at inopportune times, and we may incur significant losses upon the sale of such securities. There is no assurance that a leveraging strategy will be successful.

Market Impact Risk.  The sale of our common stock (or the perception that such sales may occur) may have an adverse effect on prices in the secondary market for our common stock.  An increase in the number of common shares available may put downward pressure on the market price for our common stock.

Dilution Risk.  The voting power of current stockholders will be diluted to the extent that such stockholders do not purchase shares in any future common stock offerings or do not purchase sufficient shares to maintain their percentage interest.

If we are unable to invest the proceeds of such offering as intended, our per share distribution may decrease and we may not participate in market advances to the same extent as if such proceeds were fully invested as planned.

Market Discount Risk.  Our common stock has traded both at a premium and at a discount in relation to NAV. We cannot predict whether our shares will trade in the future at a premium or discount to NAV.

See “Risk Factors — Additional Risks to Common Stockholders” for a more detailed discussion of these risks.

Additional Risks to Senior Security Holders

Additional risks of investing in senior securities, include the following:

Interest Rate Risk.  Distributions and interest payable on our senior securities are subject to interest rate risk. To the extent that distributions or interest on such securities are based on short-term rates, our leverage costs may rise so that the amount of distributions or interest due to holders of senior securities would exceed the cash flow generated by our portfolio securities. To the extent that our leverage costs are fixed, our leverage costs may increase when our senior securities mature. This might require that we sell portfolio securities at a time when we would otherwise not do so, which may adversely affect our future ability to generate cash flow. In addition, rising market interest rates could negatively impact the value of our investment portfolio, reducing the amount of assets serving as asset coverage for senior securities.

Senior Leverage Risk.  Our preferred stock will be junior in liquidation and with respect to distribution rights to our debt securities and any other borrowings. Senior securities representing indebtedness may constitute a substantial lien and burden on preferred stock by reason of their prior claim against our income and against our net assets in liquidation. We may not be permitted to declare distributions with respect to any series of our preferred stock unless at such time we meet applicable asset coverage requirements and the payment of principal or interest is not in default with respect to debt securities or any other borrowings.

Our debt securities, upon issuance, are expected to be unsecured obligations and, upon our liquidation, dissolution or winding up, will rank: (1) senior to all of our outstanding common stock and any outstanding preferred stock; (2) on a parity with any of our unsecured creditors and any unsecured senior securities representing our indebtedness; and (3) junior to any of our secured creditors. Secured creditors of ours may include, without limitation, parties entering into interest rate swap, floor or cap transactions, or other similar transactions with us that create liens, pledges, charges, security interests, security agreements or other encumbrances on our assets.

Ratings and Asset Coverage Risk.  To the extent that senior securities are rated, a rating does not eliminate or necessarily mitigate the risks of investing in our senior securities, and a rating may not fully or accurately reflect all of the credit and market risks associated with that senior security. A rating agency could downgrade the rating of our shares of preferred stock or debt securities, which may make such securities less liquid in the secondary market, though probably with higher resulting interest rates. If a rating agency downgrades, or indicates a potential downgrade to, the rating assigned to a senior security, we may alter our portfolio or redeem a portion of our senior securities. We may voluntarily redeem a senior security under certain circumstances to the extent permitted by its governing documents.

Inflation Risk.  Inflation is the reduction in the purchasing power of money resulting from an increase in the price of goods and services. Inflation risk is the risk that the inflation adjusted or “real” value of an investment in preferred stock or debt securities or the income from that investment will be worth less in the future. As inflation occurs, the real value of the preferred stock or debt securities and the distributions or interest payable to holders of preferred stock or debt securities declines.

Decline in Net Asset Value Risk.  A material decline in our NAV may impair our ability to maintain required levels of asset coverage for our preferred stock or debt securities.

See “Risk Factors — Additional Risks to Senior Security Holders” for a more detailed discussion of these risks.

SUMMARY OF COMPANY EXPENSES

The following table and example contain information about the costs and expenses that common stockholders will bear directly or indirectly. In accordance with SEC requirements, the table below shows our expenses, including leverage costs, as a percentage of our net assets as of November 30, 2017, and not as a percentage of gross assets or Managed Assets. By showing expenses as a percentage of net assets, expenses are not expressed as a percentage of all of the assets we invest. The table and example are based on our capital structure as of November 30, 2017. As of that date, we had approximately $69.3 million in senior securities outstanding, including $16.0 million of our Tortoise Preferred Shares, Tortoise Notes in an aggregate principal amount of $34.0 million and $19.3 million outstanding under our unsecured credit facility. Such senior securities represented 26.7% of total assets as of November 30, 2017.

Stockholder Transaction Expenses

Sales Load (as a percentage of offering price)	(1)
Offering Expenses Borne by the Company (as a percentage of offering price)	(1)
Dividend Reinvestment Plan Fees (in dollars)(2)	15

Annual Expenses	Percentage of Net Assets Attributable to Common Stockholders

Management Fee	1.50%
Interest Payments on Borrowed Funds (includes issuance costs)(3)	0.92%
Distribution Payments on Preferred Stock (includes issuance costs)(4)	0.38%
Other Expenses(5)	0.30%
Total Annual Expenses(6)	3.10%

Example:

The following example illustrates the expenses that common stockholders would pay on a $1,000 investment in common stock, assuming (1) total annual expenses of 3.10% of net assets attributable to common shares; (2) a 5% annual return; and (iii) all distributions are reinvested at NAV:

	1 Year	3 Years	5 Years	10 Years
Total Expenses Paid by Common Stockholders(7)	$31	$95	$162	$340

The example should not be considered a representation of future expenses. Actual expenses may be greater or less than those assumed. Moreover, our actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

(1)
If the securities to which this prospectus relates are sold to or through underwriters, the prospectus supplement will set forth any applicable sales load, the estimated offering expenses borne by us and a revised expense example.

(2)	Stockholders will pay a transaction fee plus brokerage charges if they direct the Plan Agent to sell common stock held in a Plan account. See “Automatic Dividend Reinvestment Plan.”

(3)
Reflects the weighted average cost of interest payable on the Tortoise Notes and unsecured credit facility at borrowing rates as of November 30, 2017, including amortization of issuance costs, expressed as a percentage of net assets as of November 30, 2017.

(4)
Reflects the weighted average cost of distributions payable on Tortoise Preferred Shares as of November 30, 2017, including amortization of issuance costs, expressed as a percentage of net assets as of November 30, 2017.

(5)	Other Expenses are based on amounts incurred for the fiscal year ended November 30, 2017.

(6)
The table presents certain of our annual expenses stated as a percentage of our net assets attributable to our common shares.  This results in a higher percentage than the percentage attributable to our annual expenses stated as a percentage of our Managed Assets.  See “Leverage-Annual Expenses” on page 24.

(7)
The example does not include sales load or estimated offering costs.  If the securities to which this prospectus relates are sold to or through underwriters, the prospectus supplement will set forth any applicable sales load, the estimated offering expenses borne by us and a revised expense example reflecting such sales load and offering expenses.

The purpose of the table and the example above is to help investors understand the fees and expenses that they, as common stockholders, would bear directly or indirectly. For additional information with respect to our expenses, see “Management of the Company.”

FINANCIAL HIGHLIGHTS

Information contained in the table below under the heading “Per Common Share Data” and “Supplemental Data and Ratios” shows our per common share operating performance. The information in this table is derived from our financial statements audited by Ernst & Young LLP, whose report on such financial statements is contained in our 2017 Annual Report and is incorporated by reference into the statement of additional information, both of which are available from us upon request. See “Available Information” in this prospectus.

	Year Ended November 30, 2017	Year Ended November 30, 2016	Year Ended November 30, 2015	Year Ended November 30, 2014	Year Ended November 30, 2013

Per Common Share Data(2)
Net Asset Value, beginning of year	$23.42	$19.71	$35.04	$30.33	$25.24
Income (Loss) from Investment Operations
Net investment loss(2)	(0.05)	0.04	0.22	0.08	0.10
Net realized and unrealized gain (loss)(2)	(2.92)	5.30	(13.60)	6.26	6.62
Total income (loss) from investment operations	(2.97)	5.34	(13.38)	6.34	6.72
Distributions to Common Stockholders
Net investment income	(0.05)	(0.38)	(0.34)	(0.02)	(0.57)
Net realized gain	(0.25)	(1.25)	(1.61)	(1.61)	(1.03)
Return of capital	(1.33)	-	-	-	(0.03)
Total distributions to common stockholders	(1.63)	(1.63)	(1.95)	(1.63)	(1.63)
Net Asset Value, end of year	$18.82	$23.42	$19.71	$35.04	$30.33
Per common share market value, end of year	$17.01	$21.55	$17.47	$32.50	$28.11
Total investment return based on market value(3)	(14.18)%	34.89%	(41.19)%	21.68%	23.44%
Supplemental Data and Ratios
Net assets applicable to common stockholders, end of year (000’s)	$188,517	$234,539	$197,443	$350,975	$303,797
Average net assets (000’s)	$219,359	$192,888	$292,473	$357,486	$289,876
Ratio of Expenses to Average Net Assets
Advisory fees	1.43%	1.48%	1.44%	1.37%	1.42%
Other operating expenses	0.26	0.29	0.22	0.18	0.19
Total operating expenses, before fee waiver	1.69	1.77	1.66	1.55	1.61
Fee waiver	(0.00)	(0.07)	(0.14)	(0.19)	(0.26)
Total operating expenses	1.69	1.70	1.52	1.36	1.35
Leverage expenses	1.06	1.23	0.93	0.75	0.90
Total expenses	2.75%	2.93%	2.45%	2.11%	2.25%
Ratio of net investment loss to average net assets before fee waiver	(0.21)%	0.12%	0.60%	0.02%	0.08%
Ratio of net investment loss to average net assets after fee waiver	(0.21)%	0.19%	0.74%	0.21%	0.34%
Portfolio turnover rate	24.23%	90.22%	18.84%	18.45%	31.43%
Credit facility borrowings, end of year (000’s)	$19,300	$16,600	$16,900	$26,000	$22,200
Senior notes, end of year (000’s)	$34,000	$34,000	$54,000	$49,000	$49,000
Preferred stock, end of year (000’s)	$16,000	$16,000	$16,000	$16,000	$16,000
Per common share amount of senior notes outstanding, end of year	$3.39	$3.39	$5.39	$4.89	$4.89
Per common share amount of net assets, excluding senior notes, end of year	$22.21	$26.81	$25.10	$39.93	$35.22
Asset coverage, per $1,000 of principal amount of senior notes and credit facility borrowings(4)	$4,837	$5,951	$4,010	$5,893	$5,492
Asset coverage ratio of senior notes and credit facility borrowings(4)	484%	595%	401%	589%	549%
Asset coverage, per $25 liquidation value per share of mandatory redeemable preferred stock(5)	$93	$113	$82	$121	$112
Asset coverage ratio of preferred stock(5)	372%	452%	327%	486%	448%

(1)	Information presented relates to a share of common stock outstanding for the entire year.
(2)	The per common share data for the years ended November 30, 2016, 2015, 2014 and 2013 do not reflect the change in estimate of investment income and return of capital.
(3)
Total investment return is calculated assuming a purchase of common stock at the beginning of the period and a sale at the closing price on the last day of the period reported (excluding brokerage commissions). This calculation also assumes reinvestment of distributions at actual prices pursuant to the Company’s dividend reinvestment plan.

(4)
Represents value of total assets less all liabilities and indebtedness not represented by senior notes, credit facility borrowings and preferred stock at the end of the year divided by senior notes and credit facility borrowings outstanding at the end of the year.

(5)
Represents value of total assets less all liabilities and indebtedness not represented by senior notes, credit facility borrowings and preferred stock at the end of the year divided by the sum of senior notes, credit  facility borrowings and preferred stock outstanding at the end of the year.

SENIOR SECURITIES

The following table sets forth information about our outstanding senior securities as of each fiscal year ended November 30 since our inception.  This information has been derived from our audited financial statements, which are incorporated by reference into the statement of additional information.

Year	Title of Security	Total Principal Amount/Liquidation Preference Outstanding	Asset Coverage per $1,000 of Principal Amount	Asset Coverage per Share ($25,000 Liquidation Preference)	Average Estimated Fair Value Per $25,000 Denomination or per Share Amount

2011	Notes
	Series A Private Senior Notes	$5,000,000	$11,296		$5,000,000
	Series B Private Senior Notes	$8,500,000	$11,296		$8,516,373	(1)
	Series C Private Senior Notes	$3,000,000	$11,296		$2,984,293	(1)
	Series D Private Senior Notes	$8,000,000	$11,296		$7,967,951	(1)

	Preferred Stock
	Series A	$8,000,000		$213	$7,961,945	(2)

	Borrowings
	Unsecured Revolving Credit Facility	$-	$11,296
		$32,500,000

2012	Notes
	Series A Private Senior Notes	$10,000,000	$5,093		$10,000,000
	Series B Private Senior Notes	$17,000,000	$5,093		$17,156,461	(1)
	Series C Private Senior Notes	$6,000,000	$5,093		$6,241,837	(1)
	Series D Private Senior Notes	$16,000,000	$5,093		$16,863,911	(1)

	Preferred Stock
	Series A	$16,000,000		$102	$16,658,901	(2)

	Borrowings
	Unsecured Revolving Credit Facility	$16,600,000	$5,093
		$81,600,000

2013	Notes
	Series A Private Senior Notes	$10,000,000	$5,492		$10,000,000
	Series B Private Senior Notes	$17,000,000	$5,492		$17,241,010	(1)
	Series C Private Senior Notes	$6,000,000	$5,492		$6,229,324	(1)
	Series D Private Senior Notes	$16,000,000	$5,492		$16,577,547	(1)

	Preferred Stock
	Series A	$16,000,000		$112	$16,637,226	(2)

	Borrowings
	Unsecured Revolving Credit Facility	$22,200,000	$5,492
		$87,200,000

2014	Notes
	Series A Private Senior Notes	$10,000,000	$5,893		$10,000,000
	Series B Private Senior Notes	$17,000,000	$5,893		$17,097,712	(1)
	Series C Private Senior Notes	$6,000,000	$5,893		$6,294,377	(1)
	Series D Private Senior Notes	$16,000,000	$5,893		$17,157,058	(1)

	Preferred Stock
	Series A	$16,000,000		$121	$16,929,123	(2)

	Borrowings
	Unsecured Revolving Credit Facility	$26,000,000	$5,893
		$91,000,000

2015	Notes
	Series A Private Senior Notes	$10,000,000	$4,010		$10,000,000
	Series C Private Senior Notes	$6,000,000	$4,010		$6,195,782	(1)
	Series D Private Senior Notes	$16,000,000	$4,010		$16,931,308	(1)
	Series E Private Senior Notes	$10,000,000	$4,010		$10,000,000
	Series F Private Senior Notes	$6,000,000	$4,010		$6,081,767	(1)
	Series G Private Senior Notes	$6,000,000	$4,010		$6,000,000

	Preferred Stock
	Series A	$16,000,000		$82	$16,615,541	(2)

	Borrowings
	Unsecured Revolving Credit Facility(3)	$16,900,000	$4,010
		$86,900,000

2016	Notes
	Series C Private Senior Notes	$6,000,000	$5,951		$6,159,150	(1)
	Series D Private Senior Notes	$16,000,000	$5,951		$16,778,429	(1)
	Series F Private Senior Notes	$6,000,000	$5,951		$6,084,014	(1)
	Series G Private Senior Notes	$6,000,000	$5,951		$6,084,014	(1)

	Preferred Stock
	Series A	$16,000,000		$113	$16,496,612	(2)

	Borrowings
	Unsecured Revolving Credit Facility(3)	$16,600,000	$5,951
		$66,600,000

2017	Notes
	Series C Private Senior Notes	$6,000,000	$4,837		$6,084,443	(1)
	Series D Private Senior Notes	$16,000,000	$4,837		$16,659,759	(1)
	Series F Private Senior Notes	$6,000,000	$4,837		$6,069,573	(1)
	Series G Private Senior Notes	$6,000,000	$4,837		$6,000,000

	Preferred Stock
	Series A	$16,000,000		$93	$16,275,897	(2)

	Borrowings
	Unsecured Revolving Credit Facility(3)	$19,300,000	$4,837
		$69,300,000

(1)
The estimated fair value of each series of fixed-rate Notes was calculated by discounting future cash flows by a rate equal to the current U.S. Treasury rate with an equivalent maturity date, plus either 1) the spread between the interest rate on recently issued debt and the U.S. Treasury rate with a similar maturity date or 2) if there has not been a recent debt issuance, the spread between the AAA corporate finance debt rate and the U.S. Treasury rate with an equivalent maturity date plus the spread between the fixed rates of the Notes and the AAA corporate finance debt rate.  The estimated fair value of the Series A, Series E, and Series G Notes approximates the carrying amount because the interest rates fluctuate with changes in interest rates available in the current market.

(2)
The estimated fair value of each series of MRP Shares was calculated by discounting future cash flows by a rate equal to the current U.S. Treasury rate with an equivalent maturity date, plus either 1) the spread between the interest rate on recently issued preferred stock and the U.S. Treasury rate with a similar maturity date or 2) if there has not been a recent preferred stock issuance, the spread between the AA corporate finance debt rate and the U.S. Treasury rate with an equivalent maturity date plus the spread between the fixed rates of the MRP Stock and the AA corporate finance debt rate.

(3)
On June 15, 2015, we entered into a 364 day rolling evergreen credit agreement establishing a $35,000,000 unsecured credit facility.  We currently expect to seek to renew the credit facility at an amount sufficient to meet our operating needs.

MARKET AND NET ASSET VALUE INFORMATION

Our common stock is listed on the NYSE under the symbol “TTP.” Shares of our common stock commenced trading on the NYSE on October 31, 2011.

Our common stock has historically traded at a discount in relation to NAV. We cannot predict whether our shares will trade in the future at a premium or discount to NAV. The provisions of the 1940 Act generally require that the public offering price of common stock (less any underwriting commissions and discounts) must equal or exceed the NAV per share of a company’s additional common stock (calculated within 48 hours of pricing). Our issuance of additional common stock may have an adverse effect on prices in the secondary market for our common stock by increasing the number of shares of common stock available, which may put downward pressure on the market price for our common stock. Shares of common stock of closed-end investment companies frequently trade at a discount from NAV. See “Risk Factors — Additional Risks to Common Stockholders — Market Discount Risk.”

The following table sets forth for each of the periods indicated the high and low closing market prices for our shares of common stock on the NYSE, the NAV per share and the premium or discount to NAV per share at which our shares of common stock were trading. See “Determination of Net Asset Value” for information as to the determination of our NAV.

	Market Price(1)			Premium/(Discount) to NAV(3)
Month Ended	High	Low	NAV(2)	High	Low
November 30, 2015	20.69	17.08	22.81	-9.3%	-25.1%
December 31, 2015	17.49	12.58	19.71	-11.3%	-36.2%
January 31, 2016	14.70	9.75	16.64	-11.7%	-41.4%
February 29, 2016	13.17	9.96	14.83	-11.2%	-32.8%
March 31, 2016	15.06	12.92	14.47	4.1%	-10.7%
April 30, 2016	18.00	13.84	16.92	6.4%	-18.2%
May 31, 2016	17.68	16.33	19.72	-10.3%	-17.2%
June 30, 2016	18.84	17.39	20.23	-6.9%	-14.0%
July 31, 2016	19.42	18.40	21.76	-10.8%	-15.4%
August 31, 2016	20.40	17.91	21.48	-5.0%	-16.6%
September 30, 2016	21.23	19.81	21.80	-2.6%	-9.1%
October 31, 2016	21.49	20.36	23.71	-9.4%	-14.1%
November 30, 2016	21.73	18.71	22.37	-2.9%	-16.4%
December 31, 2016	22.23	21.56	23.42	-5.1%	-7.9%
January 31, 2017	22.28	21.32	24.32	-8.4%	-12.3%
February 28, 2017	22.22	21.16	24.17	-8.1%	-12.5%
March 31, 2017	21.84	20.15	23.54	-7.2%	-14.4%
April 30, 2017	21.75	21.13	23.62	-7.9%	-10.5%
May 31, 2017	21.48	19.97	23.04	-6.8%	-13.3%
June 30, 2017	20.22	17.70	20.97	-3.6%	-15.6%
July 31, 2017	20.16	18.85	20.87	-3.4%	-9.7%
August 31, 2017	20.12	17.79	21.77	-7.6%	-18.3%
September 30, 2017	19.34	18.58	19.92	-2.9%	-6.7%
October 31, 2017	19.35	17.57	20.79	-6.9%	-15.5%
November 30, 2017	18.20	16.38	19.35	-5.9%	-15.3%
December 31, 2017	18.80	17.29	18.82	-0.1%	-8.1%
January 31, 2018	20.04	19.04	20.15	-0.5%	-5.5%
February 28, 2018	19.30	16.93	20.36	-5.2%	-16.8%
March 31, 2018	17.37	15.77	17.34	0.2%	-9.1%
April 30, 2018	17.43	16.04	16.52	5.5%	-2.9%
May 31, 2018	18.19	16.71	18.01	1.0%	-7.2%
June 30, 2018	17.54	16.78	18.71	-6.3%	-10.3%
July 31, 2018	17.90	16.90	18.97	-5.6%	-10.9%
August 31, 2018	18.84	17.69	19.84	-5.0%	-10.8%

(1)	Based on high and low closing market price for the respective month.

(2)	Based on the NAV at the beginning of each respective month, calculated on the close of business on the last business day of the prior month.

(3)	Calculated based on the market value and net asset value information presented in the table. Percentages are rounded.

The last reported NAV per share, the market price and percentage discount to NAV per share of our common stock on August 31, 2018 were $19.58, $17.69 and 9.7% respectively. As of August 31, 2018, we had 10,016,413 shares of our common stock outstanding and net assets of approximately $196.1 million.

USE OF PROCEEDS

Unless otherwise specified in a prospectus supplement, we intend to use the net proceeds of any sale of our securities primarily to invest in energy infrastructure companies in accordance with our investment objective and policies as described under “Investment Objective and Principal Investment Strategies” within approximately three months of receipt of such proceeds. We may also use proceeds from the sale of our securities to retire all or a portion of any debt we incur, to redeem preferred stock or for working capital purposes, including the payment of distributions, interest and operating expenses, although there is currently no intent to issue securities primarily for this purpose. Our investments may be delayed if suitable investments are unavailable at the time or for other reasons. Pending such investment, we anticipate that we will invest the proceeds in securities issued by the U.S. Government or its agencies or instrumentalities or in high quality, short-term or long-term debt obligations. A delay in the anticipated use of proceeds could lower returns, reduce our distribution to common stockholders and reduce the amount of cash available to make distribution and interest payments on preferred stock and debt securities, respectively. We will not receive any of the proceeds from a sale of our common stock by any selling stockholder.

THE COMPANY

We are a nondiversified, closed-end management investment company registered under the 1940 Act. We were organized as a corporation on July 19, 2011, pursuant to the Charter governed by the laws of the State of Maryland. Our fiscal year ends on November 30. We commenced operations in October 2011 following our initial public offering. Our common stock is listed on the NYSE under the symbol “TTP.”   As of August 31, 2018, we had net assets of approximately $196.1 million attributable to our common stock.  As of August 31, 2018, we had outstanding $16.0 million of our Tortoise Preferred Shares and $34.0 million of our Tortoise Notes.

The following table provides information about our outstanding securities as of August 31, 2018:

Title of Class	Amount Authorized	Amount Held by the Company or for its Account	Amount Outstanding

Common Stock	100,000,000	-	10,016,413
Notes:
Series C(1)	$6,000,000	-	$6,000,000
Series D(2)	$16,000,000	-	$16,000,000
Series F(3)	$6,000,000	-	$6,000,000
Series G(4)	$6,000,000	-	$6,000,000
Preferred Stock:
Series A(5)	$16,000,000	-	$16,000,000

(1)	The Series C Notes mature on December 15, 2018 and bear a fixed interest rate of 3.49%.
(2)	The Series D Notes mature on December 15, 2021 and bear a fixed interest rate of 4.08%.
(3)	The Series F Notes mature on December 12, 2020 and bear a fixed interest rate of 3.01%.
(4)	The Series G Notes mature on December 12, 2022 and bear a floating interest rate of 3-month LIBOR plus 1.05%.
(5)	The Series A MRP Shares have a mandatory redemption date of December 15, 2018 and bear a fixed interest rate of 4.29%.

INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

Investment Objective

Our investment objective is to provide our stockholders a high level of total return, with an emphasis on current distributions. We seek to provide our stockholders with an efficient vehicle to invest in a portfolio consisting primarily of equity securities of pipeline and other energy infrastructure companies. We intend to focus primarily on pipeline companies that engage in the business of transporting natural gas, NGLs, crude oil and refined products through pipelines, and, to a lesser extent, on other energy infrastructure companies. These pipeline companies own and operate long haul, gathering and local gas distribution pipelines.

Pipeline & Other Energy Infrastructure Companies

Under normal circumstances, we will invest at least 80% of our total assets in equity securities of pipeline and other energy infrastructure companies. We consider a company to be a pipeline company if 50% of its assets, cash flow or revenue is associated with the operation or ownership of energy pipelines and complementary assets or it operates in the energy pipeline industry as defined by the standard industrial classification (“SIC”) system. We consider a company to be an energy infrastructure company if at least 50% of its assets, revenues or cash flows are derived from energy infrastructure operations or ownership. Energy infrastructure companies own and operate a network of asset systems that transport, store, distribute, gather, process, explore, develop, manage or produce crude oil, refined petroleum products (including biodiesel and ethanol), natural gas or NGLs, or that provide electric power generation (including renewable energy), transmission and/or distribution.

We may invest up to 25% of our total assets in securities of MLPs. We may invest up to 30% of our total assets in unregistered or otherwise restricted securities, primarily through direct investments in securities of listed companies.

Investment Process and Risk Management

Our Adviser seeks to invest in securities that offer a combination of quality, growth and yield intended to result in superior total returns over the long run. Our Adviser’s investment process utilizes fundamental analysis and a comparison of quantitative, qualitative, and relative value factors.

Our Adviser’s investment decisions are driven by proprietary financial, risk, and valuation models developed and maintained by our Adviser which assist in the evaluation of investment decisions and risk. Financial models, based on business drivers with historical and multi-year operational and financial projections, quantify growth, facilitate sensitivity and credit analysis, and aid in peer comparisons. The risk models assess a company’s asset quality, management, and stability of cash flows. Valuation models are multiple stage dividend growth models based on a discounted cash flow framework. Our Adviser also uses traditional valuation metrics such as cash flow multiples and current yield in its investment process.

Our Adviser’s investment committee is responsible for approving investment decisions and monitoring our investments. In conducting due diligence, our Adviser relies on first-hand sources of information, such as company filings, meetings and conference calls with management, site visits, government information, etc. Although our Adviser intends to use research provided by broker-dealers and investment firms, primary emphasis will be placed on proprietary analysis and valuation models conducted and maintained by our Adviser’s in-house investment analysts. To determine whether a company meets its investment criteria, our Adviser will generally look for the targeted investment characteristics as described herein. All decisions to invest in a company must be approved by the unanimous decision of our investment committee.

The due diligence process followed by our Adviser is comprehensive and includes:

•	review of historical and prospective financial information;

•	diligence of quarterly updates and conference calls;

•	analysis of financial models and projections;

•	meetings with management and key employees;

•	on-site visits; and

•	screening of relevant partnership and other key documents.

Market Opportunity

We believe that pipeline and other energy infrastructure companies we target provide attractive investment opportunities for the following reasons:

Large and Diverse Investable Universe. We primarily target the large and diverse North American pipeline market with an aggregate capitalization over $400 billion. As a RIC, we may efficiently target pipeline companies regardless of their underlying structure, as we generally will not be subject to tax at the fund level. As such, we have the ability and flexibility to target and access traditional pipeline corporations alongside MLPs, which we believe have solid business fundamentals as well as attractive and expanded growth opportunities.

Substantial North American Opportunity. Pipeline infrastructure asset footprints generally expand  with growth in energy demand and changes in geographic areas where energy is produced. North America has an abundant and accessible natural gas supply located in domestic shale deposits. As a result of technology improvements, the United States has enough natural gas to last for approximately 80 to 100 years, according to various industry sources. Demand has continued to increase for natural gas as a clean, reliable, domestically produced energy source. Oil supply on the North American continent has expanded as a result of oil shale deposits and the Canadian oil sands. Canada’s crude oil reserves are now the second largest in the world, with the United States importing more oil from Canada than any other country.

Significant Capital Requirements. Significant new pipeline infrastructure build-out and the capital to support it is needed to efficiently connect growing areas of energy demand with new areas of supply. Pipeline and related infrastructure projects are expected to support growing population centers and facilitate the transportation of natural gas and crude oil across North America. For the three years from 2018 through 2020, we expect over $115 billion to be needed to support North American pipeline infrastructure build-out — approximately $70 billion of this is anticipated to be needed by pipeline corporations.

Historically Defensive Sector. Pipeline and other energy infrastructure companies have historically demonstrated solid business fundamentals, which we believe results from their long-lived real assets, relatively inelastic demand, monopolistic nature with high barriers to entry and partial inflation protection through regulated rates. As a result, pipeline and other energy infrastructure companies have historically produced predictable cash flows and generated increasing demand for an essential service across business cycles. Projected population growth of nearly 100 million people is expected to increase energy consumption by 6% in the Americas from 2015 to 2040. New pipeline infrastructure will be needed to support these demographic changes and growth.

Targeted Investment Characteristics

The majority of our investments generally have the following targeted characteristics:

•	Essential infrastructure focus on long-lived, tangible pipeline and other energy infrastructure assets that are essential to economic productivity.

•	Defensible operating assets due to regulation, natural monopolies, availability of land or high costs of new development.

•	Total return potential, including potential for a current cash yield and dividend or distribution growth. We do not intend to invest in start-up companies or companies with speculative business plans.

•	Predictable revenues driven by relatively inelastic demand.

•
Stable operating structures with relatively low maintenance expenditures, economies of scale, and an appropriate ratio of debt to equity and payout/coverage ratio relative to dividends or distributions.

•	Operations-focused management teams with successful track records and knowledge, experience, and focus in their segments of energy infrastructure.

Investment Policies

We seek to achieve our investment objective by investing primarily in securities of North American pipeline companies and other energy infrastructure companies that our Advisor believes offer a high level of total return. We also may invest in other securities as described below if the Adviser expects to achieve our objective with such investments.

The following are our fundamental investment limitations set forth in their entirety. We may not:

•	issue senior securities, except as permitted by the 1940 Act and the rules and interpretive positions of the SEC thereunder;

•	borrow money, except as permitted by the 1940 Act and the rules and interpretive positions of the SEC thereunder;

•
make loans, except by the purchase of debt obligations, by entering into repurchase agreements or through the lending of portfolio securities and as otherwise permitted by the 1940 Act and the rules and interpretive positions of the SEC thereunder;

•
concentrate (invest 25% or more of total assets) our investments in any particular industry, except that we will concentrate our assets in the group of industries constituting the energy infrastructure sector;

•
underwrite securities issued by others, except to the extent that we may be considered an underwriter within the meaning of the Securities Act of 1933, as amended (the “1933 Act”), in the disposition of restricted securities held in our portfolio;

•
purchase or sell real estate unless acquired as a result of ownership of securities or other instruments, except that we may invest in securities or other instruments backed by real estate or securities of companies that invest in real estate or interests therein; and

•
purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except that we may purchase or sell options and futures contracts or invest in securities or other instruments backed by physical commodities.

Our policy of investing at least 80% of our total assets (including assets obtained through leverage) in equity securities of pipeline and other energy infrastructure companies is nonfundamental and may be changed by the Board of Directors without stockholder approval, provided that stockholders receive at least 60 days’ prior written notice of any change.

We have adopted the following additional non-fundamental investment policies:

•
We may invest up to 30% of our total assets in securities of non-U.S. issuers (including Canadian issuers), which may include securities issued by companies organized and/or having securities traded on an exchange outside the U.S. or may be securities of U.S. companies that are denominated in the currency of a different country;

•
We may invest up to 30% of our total assets in unregistered or otherwise restricted securities, primarily through direct investments in securities of listed companies. For purposes of this limitation, “restricted securities” include (i) registered securities of public companies subject to a lock-up period, (ii) unregistered securities of public companies with registration rights, and (iii) unregistered securities of public companies that become freely tradable with the passage of  time;

•	We will not invest in privately held companies;

•	We may invest up to 20% of our total assets in debt securities, including those rated below investment grade, commonly referred to as “junk bonds”;

•	We will not invest more than 10% of our total assets in any single issuer; and

•	We will not engage in short sales.

As a RIC, we may invest up to 25% of our total assets in securities of MLPs.

Unless otherwise stated, these investment restrictions apply at the time of purchase. Furthermore, we will not be required to reduce a position due solely to market value fluctuations.

During the period in which we are investing the net proceeds of this offering, we may deviate from our investment policies by investing the net proceeds in money market mutual funds, cash, cash equivalents, securities issued or guaranteed by the U.S. Government or its instrumentalities or agencies, high quality, short-term money market instruments, short-term debt securities, certificates of deposit, bankers’ acceptances and other bank obligations, commercial paper or other liquid debt securities.  Under adverse market or economic conditions, we may invest 100% of our total assets in these securities. To the extent we invest in these securities on a temporary basis or for defensive purposes, we may not achieve our investment objective.

Investment Securities

The types of securities in which we may invest include, but are not limited to, the following:

Equity Securities. Equity investments generally represent an equity ownership interest, or the right to acquire an ownership interest, in an issuer. Different types of equity securities provide different voting and dividend rights and priority in the event of an issuer’s bankruptcy. An adverse event, such as unfavorable earnings report, may depress the value of a particular equity investment that we hold. In addition, prices of equity investments are sensitive to general movements in the stock market, and a drop in the stock market may depress the price of equity investments we own. Equity investment prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or rising interest rates, which increases borrowing costs and the costs of capital. We currently expect that such equity investments will include the following:

Common Stock. Common stock represents an ownership interest in the profits and losses of a corporation, after payment of amounts owed to bondholders, other debt holders, and holders of preferred stock. Holders of common stock generally have voting rights, but we do not generally expect to have voting control in any of the companies in which we  invest.

Common Units of MLPs. As a RIC, we may invest no more than 25% of our total assets in securities of MLPs. An MLP is a publicly traded company organized as a limited partnership or LLC and treated as a partnership for federal income tax purposes. MLP common units represent an equity ownership interest in a partnership and provide limited voting rights. MLP common unit holders have a limited role in the partnership’s operations and management. Some energy infrastructure companies in which we may invest have been organized as LLCs, which are treated in the same manner as MLPs for federal income tax purposes. Common units of an LLC represent an equity ownership in an LLC. Interests in common units of an MLP or LLC entitle the holder to a share of the company’s success through distributions and/or capital appreciation. Unlike MLPs, LLC common unit holders typically have voting rights.

Equity Securities of MLP Affiliates. In addition to securities of MLPs, we may also invest in equity securities issued by MLP affiliates, such as MLP I-Shares and common shares of corporations that own MLP general partner interests. I-Shares represent an indirect ownership interest in MLP common units issued by an MLP affiliate, which is typically a publicly traded LLC. The I-Share issuer’s assets consist exclusively of I-units. I-Shares differ from MLP common units primarily in that instead of receiving cash distributions, holders of I-Shares receive distributions in the form of additional I-Shares. Issuers of MLP I-Shares are corporations and not partnerships for tax purposes; however, the MLP does not allocate income or loss to the I-Share issuer. Because the issuers of MLP I-Shares are not partnerships for tax purposes, MLP I-Shares are not subject to the 25% limitation regarding investments in MLPs and other entities treated as qualified publicly traded partnerships. MLP affiliates also include the publicly traded equity securities of LLCs that own, directly or indirectly, general partner interests of MLPs. General partner interests often confer direct board participation rights and in many cases, operating control, over the MLP.

Other Equity Securities. We may also invest in all types of publicly traded equity securities, including but not limited to, preferred equity, convertible securities, depository receipts, limited partner interests, rights and warrants of underlying equity securities, exchange traded funds, limited liability companies and REITs.

Non-U.S. Securities. We may invest up to 30% of our total assets in securities issued by non-U.S. issuers (including Canadian issuers). These securities may be issued by companies organized and/or having securities traded on an exchange outside the U.S. or may be securities of U.S. companies that are denominated in the currency of a different country.

Restricted Securities. We may invest up to 30% of our total assets in unregistered or otherwise restricted securities, primarily through direct investments in securities of listed companies. For purposes of this limitation, “restricted securities” include (i) registered securities of public companies subject to a lock-up   period,   (ii)   unregistered   securities   of   public   companies   with   registration   rights, and (iii) unregistered securities of public companies that become freely tradable with the passage of time. For purposes of the foregoing, a registered security subject to such a lock-up period will no longer be considered a “restricted security” upon expiration of the lock-up period, an unregistered security of a public company with registration rights will no longer be considered a “restricted security” when such securities  become  registered,  and an unregistered  security  of a public  company that becomes freely tradable with the passage of time will no longer be considered a “restricted security” upon the elapse of the requisite time period.

An issuer may be willing to offer the purchaser more attractive features with respect to securities issued in direct investments because it has avoided the expense and delay involved in a public offering of securities. Adverse conditions in the public securities markets also may preclude a public offering of securities.

Restricted securities obtained by means of direct investments are less liquid than securities traded in the open market because of statutory and contractual restrictions on resale. Such securities are, therefore, unlike securities that are traded in the open market, which can be expected to be sold immediately if the market is adequate. This lack of liquidity creates special risks for us. However, we could sell such securities in private transactions with a limited number of purchasers or in public offerings under the 1933 Act.

Debt Securities. We may invest up to 20% of our total assets in debt securities, including securities rated below investment grade, commonly referred to as “junk bonds.” Our debt securities may have fixed or variable principal payments and various types of interest rate and reset terms, including fixed rate, floating rate, adjustable rate, zero coupon, contingent, deferred and payment in kind features, and may include securities that are or are not exchange traded. To the extent that we invest in below investment grade debt securities, such securities will be rated, at the time of investment, at least B- by S&P or B3 by Moody’s or a comparable rating by at least one other rating agency or, if unrated, determined by the Adviser to be of comparable quality. If a security satisfies our minimum rating criteria at the time of purchase and is subsequently downgraded below such rating, we will not be required to dispose of such security. If a downgrade occurs, the Adviser will consider what action, including the sale of such security, is in the best interest of us and our  stockholders.

Temporary Investments and Defensive Investments. Pending investment of offering or leverage proceeds, we may invest offering proceeds in money market mutual funds, cash, cash equivalents, securities issued or guaranteed by the U.S. Government or its instrumentalities or agencies, short-term money market instruments, short-term debt securities, certificates of deposit, bankers’ acceptances and other bank obligations, commercial paper or other liquid debt securities. We may invest in these instruments on a temporary basis to meet working capital needs, including, but not limited to, for collateral in connection with certain investment techniques, to hold a reserve pending payment of distributions, and to facilitate the payment of expenses and settlement of trades.

Under adverse market or economic conditions, we may invest 100% of our total assets in these securities. The yield on these securities may be lower than the returns on pipeline and other energy infrastructure companies or yields on lower rated fixed income securities. To the extent we invest in these securities for defensive purposes, we may not achieve our investment   objective.

Covered Call Options Strategy

We also seek to provide current income from gains earned through an option strategy. We currently intend to write (sell) call options on selected equity securities in our portfolio and to only write call options on securities we hold in our portfolio (“covered calls”). The notional amount of such calls is expected to be less than approximately 20% of the total value of our portfolio, although this percentage may vary depending on the cash flow requirements of the portfolio and on our Adviser’s assessment of market conditions. Under current market conditions, we presently intend to write covered calls that are generally one to three month terms and generally range from 5% to 15% out of the money, although this may vary from time to time. We currently intend to focus our covered call strategy on other energy infrastructure companies that our Adviser believes are integral links in the energy infrastructure value chain for pipeline companies, although we may write options on other securities in our portfolio or indices in certain market environments.

A call option on a security is a contract that gives the holder of such call option the right to buy the security underlying the call option from the writer of such call option at a specified price (exercise price) at any time during the term of the option.  At the time the call option is sold, the writer of a call option receives a premium from the buyer of such call option.

If we write a call option on a security or basket of securities, we have the obligation upon exercise of such call option to deliver the underlying security or securities upon payment of the exercise price. As the writer of such call options, in effect, during the term of the option, in exchange for the premium received by us, we sell the potential appreciation above the exercise price in the value of securities covered by the options. Therefore, we forego part of the potential appreciation for part of our equity portfolio in exchange for the call premium received, but retain the risk of potential decline in those securities below the price which is equal to the excess of the exercise price of the call option over the premium per share received on the call option.

If we write a call option, we may terminate our obligation by effecting a closing purchase transaction. This is accomplished by purchasing a call option with the same terms as the option previously written. However, once we have been assigned an exercise notice, we will be unable to effect a closing purchase transaction. There can be no assurance that a closing purchase transaction can be effected when we so desire.

Other principal factors affecting the market value of an option include supply and demand, interest rates, the current market price and price volatility of the underlying security and the time remaining until the expiration date of the option. Gains and losses on investments in options depend, in part, on the ability of our Adviser to predict correctly the effect of these factors.

When we write a call option, an amount equal to the premium received by us will be recorded as a liability and will be subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by us as realized gains from investments on the expiration date. If we repurchase a written call option prior to its exercise, the difference between the premium received and the amount paid to repurchase the option is treated as a realized gain or realized loss.  If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether we have realized a gain or loss.

Although our Adviser will attempt to take appropriate measures to minimize the risks relating to writing covered call options, there can be no assurance that we will succeed in any option-writing program we undertake.

Portfolio Turnover

Our annual portfolio turnover rate may vary greatly from year to year. Although we cannot accurately predict our annual portfolio turnover rate, it is not expected to exceed 30% under normal circumstances, not including purchases and sales of equity securities and call options in connection with our covered call option program. As such, on an overall basis, our annual turnover rate may exceed 100%. A higher turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that the Company bears and may result in greater realization of taxable capital gains. See “Certain Federal Income Tax Matters.”

Conflicts of Interest

Conflicts of interest may arise from the fact that the Adviser and its affiliates carry on substantial investment activities for other clients, in which we have no interest, some of which may have investment strategies similar to ours. The portfolio managers of our Adviser must allocate time and investment ideas across multiple accounts. Trades may be executed for some accounts that may adversely impact the value of securities held by other accounts. In addition, conflicts of interest may arise from the fact that a related person of our Adviser has an interest in a client organized as a limited liability company, similar to a general partner interest in a partnership, for which the Adviser also serves as manager. The Adviser or its affiliates may have financial incentives to favor certain of such accounts over us. For example, our Adviser may have an incentive to allocate potentially more favorable investment opportunities to other funds and clients that pay our Adviser an incentive or performance fee. Performance and incentive fees also create the incentive to allocate potentially riskier, but potentially better performing, investments to such funds and other clients in an effort to increase the incentive fee. Our Adviser also may have an incentive to make investments in one fund, having the effect of increasing the value of a security in the same issuer held by another fund or client, which, in turn, may result in an incentive fee being paid to our Adviser by that other fund or client. Certain of the Adviser’s client accounts may invest in the equity securities of a particular company, while other client accounts may invest in the debt securities of the same company.  Any of the Adviser’s or its affiliates’ proprietary accounts and other customer accounts may compete with us for specific trades. The Adviser or its affiliates may give advice and recommend securities to, or buy or sell securities for, us, which advice or securities may differ from advice given to, or securities recommended or bought or sold for, other accounts and customers, even though their investment objectives may be the same as, or similar to, our objectives. Our Adviser has written allocation policies and procedures designed to address potential conflicts of interest. For instance, when two or more clients advised by the Adviser or its affiliates seek to purchase or sell the same publicly traded securities, the securities actually purchased or sold will be allocated among the clients on a good faith, fair and equitable basis by the Adviser in its discretion and in accordance with the client’s various investment objectives and the Adviser’s procedures. In some cases, this system may adversely affect the price or size of the position we may obtain or sell. In other cases, our ability to participate in volume transactions may produce better execution for us. When possible, our Adviser combines all of the trade orders into one or more block orders, and each account participates at the average unit or share price obtained in a block order. When block orders are only partially filled, our Adviser considers a number of factors in determining how allocations are made, with the overall goal to allocate in a manner so that accounts are not preferred or disadvantaged over time. Our Adviser also has allocation policies for transactions involving private placement securities, which are designed to result in a fair and equitable participation in offerings or sales for each participating client.

The Adviser also serves as investment adviser for four other publicly traded closed-end management investment companies, all of which invest in the energy sector. See “Management of the Company — Investment Adviser.”

The Adviser will evaluate a variety of factors in determining whether a particular investment opportunity or strategy is appropriate and feasible for the relevant account at a particular time, including, but not limited to, the following: (1) the nature of the investment opportunity taken in the context of the other investments at the time; (2) the liquidity of the investment relative to the needs of the particular entity or account; (3) the availability of the opportunity (i.e., size of obtainable position); (4) the transaction costs involved; and (5) the investment or regulatory limitations applicable to the particular entity or account. Because these considerations may differ when applied to us and relevant accounts under management in the context of any particular investment opportunity, our investment activities, on the one hand, and other managed accounts, on the other hand, may differ considerably from time to time. In addition, our fees and expenses will differ from those of the other managed accounts. Accordingly, investors should be aware that our future performance and future performance of other accounts of the Adviser may vary.

From time to time, our Adviser may seed proprietary accounts for the purpose of evaluating a new investment strategy that eventually may be available to clients through one or more product structures.  Such accounts also may serve the purpose of establishing a performance record for the strategy.  Our Adviser’s management of accounts with proprietary interests and nonproprietary client accounts may create an incentive to favor the proprietary accounts in the allocation of investment opportunities, and the timing and aggregation of investments.  Our Adviser’s proprietary seed accounts may include long-short strategies, and certain client strategies may permit short sales.  A conflict of interest arises if a security is sold short at the same time as a long position, and continuously short selling in a security may adversely affect the stock price of the same security held long in client accounts.  Our Adviser has adopted various policies to mitigate these conflicts, including policies that require our Adviser to avoid favoring any account, and that prohibit client and proprietary accounts from engaging in short sales with respect to individual stocks held long in client accounts.  Our Adviser’s policies also require transactions in proprietary accounts to be placed after client transactions.

Situations may occur when we could be disadvantaged because of the investment activities conducted by the Adviser and its affiliates for their other funds or accounts. Such situations may be based on, among other things, the following: (1) legal or internal restrictions on the combined size of positions that may be taken for us or the other accounts, thereby limiting the size of our position; (2) the difficulty of liquidating an investment for us or the other accounts where the market cannot absorb the sale of the combined position; or (3) limits on co-investing in negotiated transactions under the 1940 Act, as discussed further below.

Under the 1940 Act, we may be precluded from co-investing in negotiated private placements of securities with our affiliates, including other funds managed by the Adviser. As such, we will not co-invest its other clients’ assets in negotiated private placement transactions in which we invest unless we obtain an exemptive order allowing such co-investment.  The Adviser will observe a policy for allocating negotiated private placement opportunities among its clients that takes into account the amount of each client’s available cash and its investment objectives.  These allocation policies may result in the allocation of investment opportunities to an affiliated company rather than to us.

To the extent we are precluded from co-investing, our Adviser will allocate private investment opportunities among its clients, including but not limited to us and our affiliated companies, based on allocation policies that take into account several suitability factors, including the size of the investment opportunity, the amount each client has available for investment and the client’s investment objectives.  These allocation policies may result in the allocation of investment opportunities to an affiliated company rather than to us.

To the extent that the Adviser sources and structures private investments, certain employees of the Adviser may become aware of actions planned, such as acquisitions, that may not be announced to the public. It is possible that we could be precluded from investing in or selling securities of companies about which the Adviser has material, non-public information; however, it is the Adviser’s intention to ensure that any material, non-public information available to certain employees of the Adviser is not shared with the employees responsible for the purchase and sale of publicly traded securities. Our investment opportunities also may be limited by affiliations of the Adviser or its affiliates with energy infrastructure companies.

The Adviser and its principals, officers, employees, and affiliates may buy and sell securities or other investments for their own accounts and may have actual or potential conflicts of interest with respect to investments made on our behalf. As a result of differing trading and investment strategies or constraints, positions may be taken by principals, officers, employees, and affiliates of the Adviser that are the same as, different from, or made at a different time than positions taken for us. Further, the Adviser may at some time in the future, manage additional investment funds with the same investment objective as ours.

The use of leverage creates an opportunity for increased income and capital appreciation for common stockholders, but at the same time creates special risks that may adversely affect common stockholders.  Because our management fee is based upon a percentage of our Managed Assets, our management fee is higher when we are leveraged.  Therefore, our Adviser has a financial incentive to use leverage, which will create a conflict of interest between our Adviser and our common stockholders, who will bear the costs of our leverage.

LEVERAGE

Use of Leverage

We currently engage in leverage and may borrow money or issue additional debt securities, and/or issue additional preferred stock, to provide us with additional funds to invest. The borrowing of money and the issuance of preferred stock and debt securities represents the leveraging of our common stock. The issuance of additional common stock may enable us to increase the aggregate amount of our leverage or to maintain existing leverage. We reserve the right at any time to use financial leverage to the extent permitted by the 1940 Act (50% of total assets for preferred stock and 33 1/3% of total assets for debt securities) or we may elect to reduce the use of leverage or use no leverage at all. Our policy is to utilize leverage in an amount that on average represents approximately 25% of our total assets.  We consider market conditions at the time leverage is incurred and monitor for asset coverage ratios relative to 1940 Act requirements and our financial covenants on an ongoing basis.  Leverage as a percent of total assets will vary depending on market conditions, but will normally range between 20% and 30%. We generally will not use leverage unless we believe that leverage will serve the best interests of our stockholders. The principal factor used in making this determination is whether the potential return is likely to exceed the cost of leverage. We will not issue additional leverage where the estimated costs of issuing such leverage and the on-going cost of servicing the payment obligations on such leverage exceed the estimated return on the proceeds of such leverage. We note, however, that in making the determination of whether to issue leverage, we must rely on estimates of leverage costs and expected returns. Actual costs of leverage vary over time depending on interest rates and other factors. Actual returns vary, of course, depending on many factors. Additionally, the percentage of our assets attributable to leverage may vary significantly during periods of extreme market volatility and will increase during periods of declining market prices of our portfolio holdings. Our Board also will consider other factors, including whether the current investment opportunities will help us achieve our investment objective and strategies.

We have also established a 364 day rolling evergreen unsecured credit facility with The Bank of Nova Scotia which currently allows us to borrow up to $35.0 million. Outstanding balances under the credit facility generally accrue interest at a variable annual rate equal to the one-month LIBOR rate plus 1.125%, with a fee of 0.15% on any unused balance of the credit facility. As of August 31, 2018, the effective rate was 3.24%.  We may draw on the facility from time to time to fund investments in accordance with our investment policies and for general corporate purposes. As of August 31, 2018, we had outstanding approximately $20.8 million under the credit facility.

Under the 1940 Act, we are not permitted to issue preferred stock unless immediately after such issuance, the value of our total assets (including the proceeds of such issuance) less all liabilities and indebtedness not represented by senior securities is at least equal to 200% of the total of the aggregate amount of senior securities representing indebtedness plus the aggregate liquidation value of the outstanding preferred stock. Stated another way, we may not issue preferred stock that, together with outstanding preferred stock and debt securities, has a total aggregate liquidation value and outstanding principal amount of more than 50% of the value of our total assets, including the proceeds of such issuance, less liabilities and indebtedness not represented by senior securities. In addition, we are not permitted to declare any distribution on our common stock, or purchase any of our shares of common stock (through tender offers or otherwise) unless we would satisfy this 200% asset coverage requirement test after deducting the amount of such distribution or share price, as the case may be. We may, as a result of market conditions or otherwise, be required to purchase or redeem preferred stock, or sell a portion of our investments when it may be disadvantageous to do so, in order to maintain the required asset coverage. Common stockholders would bear the costs of issuing additional preferred stock, which may include offering expenses and the ongoing payment of distributions. Under the 1940 Act, we may only issue one class of preferred stock. So long as Tortoise Preferred Shares are outstanding, any preferred stock offered pursuant to this prospectus and any related prospectus supplement will rank on parity with any outstanding Tortoise Preferred Shares.

Under the 1940 Act, we are not permitted to issue debt securities or incur other indebtedness constituting senior securities unless immediately thereafter, the value of our total assets (including the proceeds of the indebtedness) less all liabilities and indebtedness not represented by senior securities is at least equal to 300% of the amount of the outstanding indebtedness. Stated another way, we may not issue debt securities or incur other indebtedness with an aggregate principal amount of more than 33 1/3% of the value of our total assets, including the amount borrowed, less all liabilities and indebtedness not represented by senior securities. We also must maintain this 300% “asset coverage” for as long as the indebtedness is outstanding. The 1940 Act provides that we may not declare any distribution on any class of shares of our stock, or purchase any of our shares of stock (through tender offers or otherwise), unless we would satisfy this 300% asset coverage requirement test after deducting the amount of the distribution or share purchase price, as the case may be except that dividends may be declared upon any preferred stock if such senior security representing indebtedness has an asset coverage of at least 200% at the time of declaration thereof after deducting the amount of such distribution. If the asset coverage for indebtedness declines to less than 300% as a result of market fluctuations or otherwise, we may be required to redeem debt securities, or sell a portion of our investments when it may be disadvantageous to do so. Under the 1940 Act, we may only issue one class of senior securities representing indebtedness. So long as Tortoise Notes are outstanding, any debt securities offered pursuant to this prospectus and any related prospectus supplement will rank on parity with any outstanding Tortoise Notes.

Annual Expenses as a Percentage of Managed Assets

The table presented below presents our annual expenses stated as a percentage of our Managed Assets at November 30, 2017, which includes assets attributable to leverage.

Management Fee	1.10%
Other Expenses	0.22%
Subtotal	1.32%
Interest Payments on Borrowed Funds (includes issuance costs)	0.67%
Distribution Payments on Preferred Stock (includes issuance costs)	0.28%
Total Leverage Costs	0.95%
Total Annual Expenses (as a percentage of Managed Assets)	2.27%

Hedging Transactions

In addition to writing covered call options as part of our investment strategy, the risks of which are described herein, we may utilize certain other derivative instruments for hedging or risk management purposes.

In an attempt to reduce the interest rate risk arising from our leveraged capital structure, we may use interest rate transactions such as swaps, caps and floors. There is no assurance that the interest rate hedging transactions into which we enter will be effective in reducing our exposure to interest rate risk. Hedging transactions are subject to correlation risk, which is the risk that payment on our hedging transactions may not correlate exactly with our payment obligations on senior securities. The use of interest rate transactions is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an interest rate swap, we would agree to pay to the other party to the interest rate swap (which is known as the “counterparty”) a fixed rate payment in exchange for the counterparty agreeing to pay to us a variable rate payment intended to approximate our variable rate payment obligations on outstanding leverage. The payment obligations would be based on the notional amount of the swap. In an interest rate cap, we would pay a premium to the counterparty up to the interest rate cap and, to the extent that a specified variable rate index exceeds a predetermined fixed rate of interest, would receive from the counterparty payments equal to the difference based on the notional amount of such cap. In an interest rate floor, we would be entitled to receive, to the extent that a specified index falls below a predetermined interest rate, payments of interest on a notional principal amount from the party selling the interest rate floor. Depending on the state of interest rates in general, our use of interest rate transactions could affect our ability to make required interest or distribution payments on our outstanding leverage. To the extent there is a decline in interest rates, the value of the interest rate transactions could decline. If the counterparty to an interest rate transaction defaults, we would not be able to use the anticipated net receipts under the interest rate transaction to offset our cost of financial leverage.  We intend to enter into transactions only with counterparties that meet certain standards of creditworthiness set by our Adviser and to continually monitor the creditworthiness of any counterparties.

We may, but are not obligated to, enter into interest rate swap transactions intended to reduce our interest rate risk with respect to our interest and distribution payment obligations under our outstanding leverage.

To a lesser extent, we may, but do not currently intend to, use other hedging and risk management strategies to seek to manage other market risks. Such hedging strategies may be utilized to seek to protect against possible adverse changes in the market value of securities held in our portfolio or to otherwise protect the value of our portfolio. We may, but do not currently intend to, enter into currency exchange transactions to hedge our exposure to foreign currency exchange rate risk to the extent we invest in non-U.S. dollar denominated securities of non-U.S. issuers. Our currency transactions will generally be limited to portfolio hedging involving portfolio positions. Portfolio hedging is the use of a forward contract with respect to a portfolio security position denominated or quoted in a particular currency. A forward contract is an agreement to purchase or sell a specified currency at a specified future date (or within a specified time period) and price set at the time of the contract. Forward contracts are usually entered into with banks, foreign exchange dealers or broker-dealers, are not exchange-traded, and are usually for less than one year. We may also purchase and sell other derivative investments such as exchange- listed and over-the-counter options on securities or indices, futures contracts and options thereon. We also may purchase derivative investments that combine features of these  instruments.

For a further discussion of such derivative instruments, see “Risk Factors — Hedging and Derivatives Risk” in this prospectus and “Investment Objective and Principal Investment Strategies — Our Investments — Hedging and Risk Management” in the statement of additional  information.

Effects of Leverage

As of November 30, 2017, we were obligated to pay the following rates on our outstanding Tortoise Notes, Tortoise Preferred Shares and unsecured revolving credit facility.

Title of Security	Aggregate Principal Amount/Liquidation Preference	Remaining Term of Rate Period	Interest/Dividend Rate per Annum

Notes:
Series C	$6,000,000	1.0 year through 12/15/18	3.49%
Series F	$6,000,000	3.0 years through 12/12/20	3.01%
Series D	$16,000,000	4.0 years through 12/15/21	4.08%
Series G	$6,000,000	3 months	2.36%
Preferred Stock:
Series A	$19,300,000	1.0 year through 12/15/18	4.29%
Unsecured Revolving Credit Facility	$16,000,000		2.50%
	$69,300,000

 Assuming that the distribution rates payable on the Tortoise Preferred Shares and the interest rates payable on the Tortoise Notes and unsecured revolving credit facility remain as described above (an average annual cost of 3.54% based on the amount of leverage outstanding at November 30, 2017), the annual return that our portfolio must experience net of expenses, but excluding deferred and current taxes, in order to cover leverage costs would be 2.26%.

The following table is designed to illustrate the effect of the foregoing level of leverage on the return to a common stockholder, assuming hypothetical annual returns (net of expenses) of our portfolio of -10% to 10%. As the table shows, the leverage generally increases the return to common stockholders when portfolio return is positive or greater than the cost of leverage and decreases the return when the portfolio return is negative or less than the cost of leverage. The figures appearing in the table are hypothetical, and actual returns may be greater or less than those appearing in the table.

Assumed Portfolio Return (net of expenses)	−10%	−5%	0%	5%	10%
Corresponding Common Share Return	-18.65%	-11.04%	-3.44%	4.17%	11.78%

Because we use leverage, the amount of the fees paid to the Adviser for investment advisory and management services are higher than if we did not use leverage because the fees paid are calculated based on our Managed Assets, which include assets purchased with leverage. Therefore, the Adviser has a financial incentive to use leverage, which creates a conflict of interest between the Adviser and our common stockholders. Because payments on any leverage would be paid by us at a specified rate, only our common stockholders would bear management fees and other expenses we incur.

We cannot fully achieve the benefits of leverage until we have invested the proceeds resulting from the use of leverage in accordance with our investment objective and policies. For further information about leverage, see “Risk Factors — Additional Risks to Common Stockholders — Leverage Risk.”

RISK FACTORS

Investing in any of our securities involves risk, including the risk that you may receive little or no return on your investment or even that you may lose part or all of your investment. Therefore, before investing in any of our securities you should consider carefully the following risks, as well as any risk factors included in the applicable prospectus supplement.

Company Risks

We are a non-diversified, closed-end management investment company designed primarily as a long-term investment vehicle and not as a trading tool. An investment in our securities should not constitute a complete investment program for any investor and involves a high degree of risk. Due to the uncertainty in all investments, there can be no assurance that we will achieve our investment objective.

The following are the general risks of investing in our securities that affect our ability to achieve our investment objective. The risks below could lower the returns and distributions on common stock and reduce the amount of cash and net assets available to make distribution payments on preferred stock and interest payments on debt securities.

Capital Markets Volatility Risk. Our capital structure and performance may be adversely impacted by weakness in the credit markets and stock market if such weakness results in declines in the value of companies in which we invest. If the value of our investments decline or remain volatile, there is a risk that we may be required to reduce outstanding leverage, which could adversely affect our stock price and ability to pay distributions at historical levels. A sustained economic slowdown may adversely affect the ability of the companies in which we invest to obtain new debt or equity financing on acceptable terms. If funding is not available when needed, or is available only on unfavorable terms, we or the companies in which we invest may not be able to meet obligations as they come due. Moreover, without adequate funding, pipeline and other energy infrastructure companies may be unable to execute their growth strategies, complete future acquisitions, take advantage of other business opportunities or respond to competitive pressures, any of which could have a material adverse effect on their revenues and results of operations.

Rising interest rates could limit the capital appreciation of equity units of pipeline and other energy infrastructure companies as a result of the increased availability of alternative investments at competitive yields. Rising interest rates may increase the cost of capital for companies operating in this sector. A higher cost of capital or an inflationary period may lead to inadequate funding, which could limit growth from acquisition or expansion projects, the ability of such entities to make or grow dividends or distributions or meet debt obligations, the ability to respond to competitive pressures, all of which could adversely affect the prices of their securities.

Concentration Risk. Our strategy of concentrating in pipeline and other energy infrastructure investments means that our performance will be closely tied to the performance of the energy infrastructure sector, which includes midstream, upstream and downstream energy industries. For further information about investments we may make in pipeline and other energy infrastructure companies, see “Investment Objective and Principal Investment Strategies – Pipeline & Other Energy Infrastructure Companies.” Our concentration in these investments may present more risk than if we were broadly diversified over numerous industries and sectors of the economy. A downturn in these investments would have a greater impact on us than on a fund that does not concentrate in such investments. At times, the performance of these investments may lag the performance of other industries or the market as a whole. Risks inherent in the business of pipeline and other energy infrastructure companies include:

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Supply and Demand Risk. A decrease in the production of natural gas, NGLs, crude oil, coal, refined petroleum products or other energy commodities, or a decrease in the volume of such commodities available for transporting, storing, gathering, processing, distributing, exploring, developing, managing or producing may adversely impact the financial performance and profitability of pipeline and other energy infrastructure companies. Production declines and volume decreases could be caused by various factors, including depletion of resources, declines in estimates of proved reserves, labor difficulties, political events, OPEC actions, changes in commodity prices, declines in production from existing facilities, environmental proceedings, increased regulations, equipment failures and unexpected maintenance problems, failure to obtain necessary permits, unscheduled outages, unanticipated expenses, inability to successfully carry out new construction or acquisitions, import supply disruption, increased competition from alternative energy sources or related commodity prices and other events. Alternatively, a sustained decline in or varying demand for such commodities could also adversely affect the financial performance of pipeline and other energy infrastructure companies. Factors that could lead to a decline in demand include economic recession or other adverse economic conditions, higher fuel taxes or governmental regulations, increases in fuel economy, consumer shifts to the use of alternative fuel sources, changes in commodity prices or  weather.

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Operating Risk. Pipeline and other energy infrastructure companies are subject to many operating risks, including: equipment failure causing outages; structural, maintenance, impairment and safety problems; transmission or transportation constraints, inoperability or inefficiencies; dependence on a specified  fuel  source, including the transportation of fuel; changes in electricity  and  fuel  usage;  availability  of competitively priced alternative  energy sources; changes in generation efficiency and market heat rates; lack   of sufficient capital to maintain facilities; significant capital expenditures to keep older assets operating efficiently; seasonality; changes in supply and demand for energy commodities; catastrophic and/or weather- related events such as fires, explosions, floods, earthquakes, hurricanes and similar occurrences; storage, handling, disposal and decommissioning costs; and environmental compliance. Breakdown or failure of a pipeline or other energy infrastructure company’s assets may prevent the company from performing under applicable sales agreements, which in certain situations, could result in termination of the agreement or incurring a liability for liquidated damages. A company’s ability to successfully and timely complete capital improvements to existing or other capital projects is contingent upon many variables. Should any such efforts be unsuccessful, a pipeline or other energy infrastructure company could be subject to additional costs and / or the write-off of its investment in the project or improvement. As a result of the above risks and other potential hazards associated with pipeline and other energy infrastructure companies, certain companies may become exposed to significant liabilities for which they may not have adequate insurance coverage. Any of the aforementioned risks or related regulatory and environmental risks could have a material adverse effect on the business, financial condition, results of operations and cash flows of pipeline and other energy infrastructure companies.

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Regulatory Risk. Pipeline and other energy infrastructure issuers are subject to regulation by various governmental authorities in various jurisdictions and may be adversely affected by the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards. Regulation exists in multiple aspects of their operations, including how facilities are constructed, maintained and operated, environmental and safety controls, and the prices they may charge for the products and services they provide. Various governmental authorities have the power to enforce compliance with these regulations and the permits issued under them, and violators are subject to administrative, civil and criminal penalties, including fines, injunctions or both. Stricter laws, regulations or enforcement policies could be enacted in the future which may increase compliance costs and may adversely affect the financial performance of energy infrastructure companies. Pipeline companies engaged in interstate pipeline transportation of natural gas, refined petroleum products and other products are subject to regulation by the Federal Energy Regulatory Commission (“FERC”) with respect to tariff rates these companies may charge for pipeline transportation services. An adverse determination by the FERC with respect to the tariff rates of a pipeline or other energy infrastructure company could have a material adverse effect on its business, financial condition, results of operations and cash flows and its ability to make cash distributions to its equity owners. Prices for certain electric power companies are regulated in the U.S. with the intention of protecting the public while ensuring that the rate of return earned by such companies is sufficient to attract growth capital and to provide appropriate services but do not provide any assurance as to achievement of earnings levels. We could become subject to the FERC’s jurisdiction if we are deemed to be a holding company of a public utility company or of a holding company of a public utility company, and we may be required to aggregate securities held by us or other funds and accounts managed by the Adviser and its affiliates, or be prohibited from buying certain securities or be forced to divest certain securities.

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Environmental Risk. Pipeline and other energy infrastructure company activities are subject to stringent environmental laws and regulation by many federal, state and local authorities, international treaties and foreign governmental authorities. Failure to comply with such laws and regulations or to obtain any necessary environmental permits pursuant to such laws and regulations could result in fines or other sanctions. Congress and other domestic and foreign governmental authorities have either considered or implemented various laws and regulations to restrict or tax certain emissions, particularly those involving air and water emissions. Existing environmental regulations could be revised or reinterpreted, new laws and regulations could be adopted or become applicable, and future changes in environmental laws and regulations could occur, which could impose additional costs on the operation of power plants. Pipeline and other energy infrastructure companies have made and will likely continue to make significant capital and other expenditures to comply with these and other environmental laws and regulations. Changes in, or new, environmental restrictions may force energy infrastructure companies to incur significant expenses or expenses that may exceed their estimates. There can be no assurance that such companies would be able to recover all or any increased environmental costs from their customers or that their business, financial condition or results of operations would not be materially and adversely affected by such expenditures or any changes in domestic or foreign environmental laws and regulations, in which case the value of these companies’ securities in our portfolio could be adversely affected. In addition, a pipeline or other energy infrastructure company may be responsible for any on-site liabilities associated with the environmental condition of facilities that it has acquired, leased or developed, regardless of when the liabilities arose and whether they are known or unknown.

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Price Volatility Risk. The volatility of energy commodity prices can affect certain pipeline or other energy infrastructure companies due to the impact of prices on the volume of commodities transported, stored, gathered, processed, distributed, developed or produced. Most pipeline companies are not subject to direct commodity price exposure because they do not own the underlying energy commodity. Nonetheless, the price of a pipeline company security can be adversely affected by the perception that the performance of all such entities is directly tied to commodity prices. However, the operations, cash flows and financial performance of other energy infrastructure companies in which we will invest may be more directly affected by energy commodity prices, especially those energy companies owning the underlying energy commodity.

Commodity prices fluctuate for several reasons, including changes in global and domestic market and economic conditions, the impact of weather on demand, levels of domestic production and imported commodities, energy conservation, domestic and foreign governmental regulation, political instability, conservation efforts, and taxation and the availability of local, intrastate and interstate transportation systems.

Volatility of commodity prices may also make it more difficult for energy companies to raise capital to the extent the market perceives that their performance may be directly or indirectly tied to commodity prices. Historically, energy commodity prices have been cyclical and exhibited significant volatility which may adversely impact other energy infrastructure companies in which we invest.

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Terrorism Risk. Pipeline and other energy infrastructure companies, and the market for their securities, are subject to disruption as a result of terrorist activities, such as the terrorist attacks on the World Trade Center on September 11, 2001; war, such as the wars in Afghanistan and Iraq and their aftermaths; and other geopolitical events, including upheaval in the Middle East or other energy producing regions.  The U.S. government has issued warnings that energy assets, specifically those related to pipeline and other energy infrastructure, production facilities, and transmission and distribution facilities, might be specific targets of terrorist activity. Such events have led, and in the future may lead, to short-term market volatility and may have long-term effects on companies in the pipeline and other energy infrastructure industry and markets. Such events may also adversely affect our business and financial condition.

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Natural Disaster Risk. Natural risks, such as earthquakes, flood, lightning, hurricanes and wind, are inherent risks in infrastructure company operations. For example, extreme weather patterns, such as Hurricane Ivan in 2004 and Hurricanes Katrina and Rita in 2005, the Tohuku earthquake and resulting tsunami in Japan in 2011, Hurricane Sandy in 2012 and Hurricane Harvey in 2017, or the threat thereof, could result in substantial damage to the facilities of certain companies located in the affected areas and significant volatility in the supply of energy and could adversely impact the prices of the securities in which we invest. This volatility may create fluctuations in commodity prices and earnings of pipeline and other energy infrastructure companies.

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Climate Change Regulation Risk. Climate change regulation could result in increased operations and capital costs for the companies in which we invest. Voluntary initiatives and mandatory controls have been adopted or are being discussed both in the United States and worldwide to reduce emissions of “greenhouse gases” such as carbon dioxide, a by-product of burning fossil fuels, which some scientists and policymakers believe contribute to global climate change. These measures and future measures could result in increased costs to certain companies in which we invest to operate and maintain facilities and administer and manage a greenhouse gas emissions program and may reduce demand for fuels that generate greenhouse gases and that are managed or produced by companies   in which we invest.

Industry Specific Risk.	Pipeline and other energy infrastructure companies are subject to specific risks, including:

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Pipeline companies are subject to varying demand for crude oil, natural gas, NGLs or refined products in the markets served by the pipeline; changes in the availability of products for transporting, gathering, processing or sale due to natural declines in reserves and production in the supply areas serviced by the company’s facilities; sharp decreases in crude oil or natural gas prices that cause producers to curtail production or reduce capital spending for exploration activities; and environmental regulation. Specifically, demand for gasoline, which accounts for a substantial portion of refined product transportation, depends on price, prevailing economic conditions in the markets served, and demographic and seasonal   factors.

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Processing companies are subject to declines in production of natural gas fields, which utilize the processing facilities as a way to market the gas, prolonged depression in the price of natural gas, which curtails production due to lack of drilling activity and declines in the prices of NGL products and natural gas prices, resulting in lower processing margins.

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Integrated and independent energy companies are impacted by declines in the demand for and prices of natural gas, crude oil and refined petroleum products. Reductions in prices for natural gas and crude oil can cause a given reservoir to become uneconomic for continued production earlier than it would if prices were higher. The operating margins and cash flows of integrated and independent energy companies may fluctuate widely in response to a variety of factors, including global and domestic economic conditions, weather conditions, natural disasters, the supply and price of imported energy commodities, change in the level and relationship in crude oil and refined petroleum product pricing, political instability, conservation efforts and governmental regulation. The accuracy of any reserve estimate is a function of the quality of available data, the accuracy of assumptions regarding future commodity prices and costs, and engineering and geological interpretations and judgments. Due to natural declines in reserves and production, exploitation and production companies must economically find or acquire and develop additional reserves in order to maintain and grow their revenues and distributions. Integrated and independent energy companies are also subject to risks related to operations (such as fires and explosions) as well as the potential environmental and regulatory risks of such events, which may adversely impact their business and financial condition.

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Propane companies are subject to earnings variability based upon weather patterns in the locations where the company operates and the wholesale cost of propane sold to end customers. Propane company share prices are based on safety in distribution coverage ratios, interest rate environment and, to a lesser extent, dividend or distribution growth.

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Power infrastructure companies are subject to many risks, including earnings variability based upon weather patterns in the locations where the company operates, the change in the demand for electricity, the cost to produce power, and the regulatory environment. Furthermore, share prices are partly based on the interest rate environment, the sustainability and potential growth of the dividend, and the outcome of various rate cases undertaken by the company or a regulatory body.

MLP Risks. An investment in MLP securities involves some risks that differ from the risks involved in an investment in the common stock of a corporation. Holders of MLP units have limited control and voting rights on matters affecting the partnership. Holders of units issued by an MLP are exposed to a remote possibility of liability for all of the obligations of that MLP in the event that a court determines that the rights of the holders of MLP units to vote to remove or replace the general partner of that MLP, to approve amendments to that MLP’s partnership agreement, or to take other action under the partnership agreement of that MLP would constitute “control” of the business of that MLP, or a court or governmental agency determines that the MLP is conducting business in a state without complying with the partnership statute of that state.

Holders of MLP units are also exposed to the risk that they will be required to repay amounts to the MLP that are wrongfully distributed to them. In addition, the value of our investment in an MLP will depend largely on the MLP’s treatment as a partnership for U.S. federal income tax purposes. If an MLP does not meet current legal requirements to maintain partnership status, or if it is unable to do so because of tax law changes, it would be treated as a corporation for U.S. federal income tax purposes. In that case, the MLP would be obligated to pay income tax at the entity level and distributions received by us generally would be taxed as dividend income. As a result, there could be a material reduction in our cash flow and there could be a material decrease in the value of our common shares.

Equity Securities Risk. Equity securities can be affected by macroeconomic and other factors affecting the stock market in general, expectations about changes in interest rates, investor sentiment toward such entities, changes in a particular issuer’s financial condition, or unfavorable or unanticipated poor performance of a particular issuer. Prices of equity securities of individual entities also can be affected by fundamentals unique to the company or partnership, including size, earnings power, coverage ratio and characteristics and features of different classes of securities. Equity securities are susceptible to general stock market fluctuations and to volatile increases and decreases in value. The equity securities we hold may experience sudden, unpredictable drops in value or long periods of decline in value. In addition, by writing covered call options, capital appreciation potential will be limited on a portion of our investment portfolio.

Non-U.S. Securities Risk. Investments in securities of non-U.S. issuers (including Canadian issuers) involve risks not ordinarily associated with investments in securities and instruments of U.S. issuers. For example, non-U.S. companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies. Non-U.S. securities exchanges, brokers and companies may be subject to less government supervision and regulation than exists in the U.S. Dividend and interest income may be subject to withholding and other non-U.S. taxes, which may adversely affect the net return on such investments. Because we intend to limit our investments to no more than 30% of our total assets in securities issued by non-U.S. issuers (including Canadian issuers), we not be able to pass through to our stockholders any foreign income tax credits as a result of any foreign income taxes we pay. There may be difficulty in obtaining or enforcing a court judgment abroad. In addition, it may be difficult to effect repatriation of capital invested in certain countries. With respect to certain countries, there are also risks of expropriation, confiscatory taxation, political or social instability or diplomatic developments that could affect our assets held in non-U.S. countries. There may be less publicly available information about a non-U.S. company than there is regarding a U.S. company. Non-U.S. securities markets may have substantially less volume than U.S. securities markets and some  non-U.S.  company  securities  are  less  liquid  than  securities  of  otherwise  comparable U.S. companies. Non-U.S. markets also have different clearance and settlement procedures that could cause us to encounter difficulties in purchasing and selling securities on such markets and may result in us missing attractive investment opportunities or experiencing a loss. In addition, a portfolio that includes securities issued by non-U.S. issuers can expect to have a higher expense ratio because of the increased transaction costs in non-U.S. markets and the increased costs of maintaining the custody of such non-U.S. securities. When investing in securities issued by non-U.S. issuers, there is also the risk that the value of such an investment, measured in dollars, will decrease because of unfavorable changes in currency exchange rates. We may, but do not currently intend to, hedge our exposure to non-U.S. currencies.

Liquidity Risk. We may invest in securities of any market capitalization and may be exposed to liquidity risk when trading volume, lack of a market maker, or legal restrictions impair our ability to sell particular securities or close call option positions at an advantageous price or a timely manner. We may invest in mid-cap and small-cap companies, which may not have the management experience, financial resources, product diversification and competitive strengths of large-cap companies. Analysts and other investors may follow these companies less actively and therefore information about these companies may not be as readily available as that for large-cap companies. Therefore, their securities may be more volatile and less liquid than the securities of larger, more established companies. In the event certain securities experience limited trading volumes, the prices of such securities may display abrupt or erratic movements at times. In addition, it may be more difficult for us to buy and sell significant amounts of such securities without an unfavorable impact on prevailing market prices. As a result, these securities may be difficult to sell at a favorable price at the times when we believe it is desirable to do so. Investment of our capital in securities that are less actively traded (or over time experience decreased trading volume) may restrict our ability to take advantage of other market opportunities or to sell those securities. This also may affect adversely our ability to make required interest payments on our debt securities and distributions on any of our preferred stock, to redeem such securities, or to meet asset coverage requirements.

Non-Diversification Risk. We are classified as “non-diversified” under the 1940 Act. As a result, we can invest a greater portion of our assets in obligations of a single issuer than a “diversified” fund. We may therefore be more susceptible than a diversified fund to being adversely affected by any single corporate, economic, political or regulatory occurrence. We intend to maintain our status as a RIC under Subchapter M of the Code, and thus we intend to satisfy the diversification requirements of Subchapter M, including its less stringent diversification requirements that apply to the percentage of our total assets that are represented by cash and cash items (including receivables), U.S. government securities, the securities of other regulated investment companies and certain other securities.

Covered Call Risks. We cannot guarantee that our covered call option strategy will be effective. There are several risks associated with transactions in options on securities, including:

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There are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given covered call option transaction not to achieve its objectives. A decision as to whether, when and how to use covered calls (or other options) involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful because of market behavior or unexpected events.

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The use of options may require us to sell portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation we can realize on an investment, or may cause us to hold a security we might otherwise sell. As the writer of a covered call option, we forego, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the exercise price of the call option, but retain the risk of loss should the price of the underlying security decline. Although such loss would be offset in part by the option premium received, in a situation in which the price of a particular stock on which we have written a covered call option declines rapidly and materially or in which prices in general on all or a substantial portion of the stocks on which we have written covered call options decline rapidly and materially, we could sustain material depreciation or loss to the extent we do not sell the underlying securities (which may require it to terminate, offset or otherwise cover our option position as well).

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There can be no assurance that a liquid market will exist when we seek to close out an option position. If we were unable to close out a covered call option that we had written on a security, we would not be able to sell the underlying security unless the option expired without exercise. Reasons for the absence of a liquid secondary market for exchange-traded options may include, but are not limited to, the following: (i) there may be insufficient trading interest; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the trading facilities may not be adequate to handle current trading volume; or (vi) the relevant exchange could discontinue the trading of options. In addition, our ability to terminate over-the-counter options may be more limited than with exchange-traded options and may involve the risk that counterparties participating in such transactions will not fulfill their obligations.

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The principal factors affecting the market value of an option include supply and demand, interest rates, the current market price of the underlying security in relation to the exercise price of the option, the dividend or distribution yield of the underlying security, the actual or perceived volatility of the underlying security and the time remaining until the expiration date. Any of the foregoing could impact or cause to vary over time the amount of income we are able to generate through our covered call option strategy.

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The number of covered call options we can write is limited by the number of shares of the corresponding common stock we hold. Furthermore, our covered call option transactions may be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded.

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If we fail to maintain any required asset coverage ratios in connection with any use by us of leverage, we may be required to redeem or prepay some or all of our leverage instruments. Such redemption or prepayment would likely result in our seeking to terminate early all or a portion of any option transaction. Early termination of an option could result in a termination payment by or to us.

Performance and Distribution Risk. We may not be able to achieve operating results that will allow us to make distributions at a specific level or to increase the amount of these distributions from time to time. We cannot assure you that you will receive distributions at a particular level or at all. Dividends and distributions on equity securities are not fixed but are declared at the discretion of the issuer’s board of directors. If stock market volatility declines, the level of premiums from writing covered call options will likely decrease as well. Payments to close-out written call options will reduce amounts available for distribution from gains earned in respect of call option expiration or close out. The equity securities in which we invest may not appreciate or may decline in value. Net realized and unrealized gains on the securities investments will be determined primarily by the direction and movement of the applicable securities markets and our holdings. Any gains that we do realize on the disposition of any securities may not be sufficient to offset losses on other securities or option transactions. A significant decline in the value of the securities in which we invest may negatively impact our ability to pay distributions or cause you to lose all or a part of your   investment.

In addition, the 1940 Act may limit our ability to make distributions in certain circumstances. Restrictions and provisions in any future credit facilities and our debt securities may also limit our ability to make distributions. For federal income tax purposes, we are required to distribute substantially all of our net investment income each year both to reduce our federal income tax liability and to avoid a potential excise tax. If our ability to make distributions on our common shares is limited, such limitations could, under certain circumstances, impair our ability to maintain our qualification for taxation as a RIC, which would have adverse consequences for our stockholders. See “Certain U.S. Federal Income Tax Considerations.”

Quarterly Results Risk. We could experience fluctuations in our operating results due to a number of factors, including the return on our investments, the level of our expenses, variations in and the timing of the recognition of realized and unrealized gains or losses on our investments and written call options, the level of call premium we receive by writing covered calls, the degree to which we encounter competition in our markets and general economic conditions. As a result of these factors, results for any period should not be relied upon as being indicative of performance in future periods.

Restricted Securities Risk. We may invest up to 30% of our total assets in unregistered or otherwise restricted securities, primarily through direct investments in securities of listed companies. Restricted securities (including Rule 144A securities) are less liquid than securities traded in the open market because of statutory and contractual restrictions on resale. Such securities are, therefore, unlike securities that are traded in the open market, which can be expected to be sold immediately if the market is adequate. This lack of liquidity may create special risks for us. However, we could sell such securities in private transactions with a limited number of purchasers or in public offerings under the 1933 Act.

Restricted securities are subject to statutory and contractual restrictions on their public resale, which may make it more difficult to value them, may limit our ability to dispose of them and may lower the amount we could realize upon their sale. To enable us to sell our holdings of a restricted security not registered under the 1933 Act, we may have to cause those securities to be registered. The expenses of registering restricted securities may be determined at the time we buy the securities. When we must arrange registration because we wish to sell the security, a considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that we could sell it. We would bear the risks of any downward price fluctuation during that period.

Portfolio Turnover Risk. We may, but under normal market conditions do not intend to, engage in frequent and active trading of portfolio securities to achieve our investment objective. However, annual portfolio turnover as a result of our purchases and sales of equity securities and call options in connection with our covered call option strategy may exceed 100%, which is higher than many other investment companies and would involve greater trading costs to us and may result in greater realization of taxable capital gains.

Hedging and Derivatives Risk. In addition to writing call options as part of the investment strategy, we may invest in derivative instruments for hedging or risk management purposes. Our use of derivatives could enhance or decrease the cash available to us for payment of distributions or interest, as the case may be. Derivatives can be illiquid, may disproportionately increase losses and have a potentially large negative impact on our performance. Derivative transactions, including options on securities and securities indices and other transactions in which we may engage (such as forward currency transactions, futures contracts and options thereon, and total return swaps), may subject us to increased risk of principal loss due to unexpected movements in stock prices, changes in stock volatility levels, interest rates and foreign currency exchange rates and imperfect correlations between our securities holdings and indices upon which derivative transactions are based. We also will be subject to credit risk with respect to the counterparties to any over-the-counter derivatives contracts we purchased. If a counterparty  becomes bankrupt or otherwise fails to perform its obligations under a derivative contract, we may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. We may obtain only a limited recovery or may obtain no recovery in such circumstances. In addition, if the counterparty to a derivative transaction defaults, we would not be able to use the anticipated net receipts under the derivative to offset our cost of financial leverage.

Interest rate transactions will expose us to certain risks that differ from the risks associated with our portfolio holdings. There are economic costs of hedging reflected in the price of interest rate swaps, floors, caps and similar techniques, the costs of which can be significant, particularly when long-term interest rates are substantially above short-term rates. In addition, our success in using hedging instruments is subject to our Adviser’s ability to predict correctly changes in the relationships of such hedging instruments to our leverage risk, and there can be no assurance that our Adviser’s judgment in this respect will be accurate. Consequently, the use of hedging transactions might result in a poorer overall performance, whether or not adjusted for risk, than if we had not engaged in such transactions. There is no assurance that the interest rate hedging transactions into which we enter will be effective in reducing our exposure to interest rate risk. Hedging transactions are subject to correlation risk, which is the risk that payment on our hedging transactions may not correlate exactly with our payment obligations on senior securities. To the extent there is a decline in interest rates, the value of certain derivatives could decline, and result in a decline in our net assets.

Tax Risk. We intend to elect to be treated, and to qualify each year, as a “regulated investment company” under the Code. To maintain our qualification for federal income tax purposes as a RIC under the Code, we must meet certain source-of-income, asset diversification and annual distribution requirements. If for any taxable year we fail to qualify for the special federal income tax treatment afforded to regulated investment companies, all of our taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to our stockholders) and our income available for distribution will be reduced. For additional information on the requirements imposed on RICs and the consequences of a failure to qualify, see “Certain U.S. Federal Income Tax Considerations” below.

Anti-Takeover Provisions Risks. Maryland law and our Charter and Bylaws include provisions that could delay, defer or prevent other entities or persons from acquiring control of us, causing us to engage in certain transactions or modifying our structure. These provisions may be regarded as “anti-takeover” provisions. Such provisions could limit the ability of common stockholders to sell their shares at a premium over the then-current market prices by discouraging a third party from seeking to obtain control of us. See “Certain Provisions in Our Charter and Bylaws.”

Below Investment Grade Securities Risk.  Investing in below investment grade debt instruments (commonly referred to as “junk bonds”) involves additional risks than investment grade securities. Adverse changes in economic conditions are more likely to lead to a weakened capacity of a below investment grade issuer to make principal payments and interest payments than an investment grade issuer. An economic downturn could adversely affect the ability of highly leveraged issuers to service their obligations or to repay their obligations upon maturity. Similarly, downturns in profitability in the energy infrastructure industry could adversely affect the ability of below investment grade issuers in that industry to meet their obligations. The market values of lower quality securities tend to reflect individual developments of the issuer to a greater extent than do higher quality securities, which react primarily to fluctuations in the general level of interest rates.

The secondary market for below investment grade securities may not be as liquid as the secondary market for more highly rated securities. There are fewer dealers in the market for below investment grade securities than investment grade obligations. The prices quoted by different dealers may vary significantly, and the spread between the bid and asked price is generally much larger than for higher quality instruments. Under adverse market or economic conditions, the secondary market for below investment grade securities could contract further, independent of any specific adverse change in the condition of a particular issuer, and these instruments may become illiquid. As a result, it may be more difficult to sell these securities or we may be able to sell the securities only at prices lower than if such securities were widely traded. This may affect adversely our ability to make required distribution or interest payments on our outstanding senior securities. Prices realized upon the sale of such lower-rated or unrated securities, under these circumstances, may be less than the prices used in calculating our NAV.

Because investors generally perceive that there are greater risks associated with lower quality securities of the type in which we may invest a portion of our assets, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the debt securities market, changes in perceptions of issuers’ creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the debt securities market, resulting in greater yield and price volatility.

Factors having an adverse impact on the market value of below investment grade securities may have an adverse effect on our NAV and the market value of our common stock. In addition, we may incur additional expenses to the extent we are required to seek recovery upon a default in payment of principal or interest on our portfolio holdings. In certain circumstances, we may be required to foreclose on an issuer’s assets and take possession of its property or operations. In such circumstances, we would incur additional costs in disposing of such assets and potential liabilities from operating any business acquired.

Counterparty Risk.  We may be subject to credit risk with respect to the counterparties to certain derivative agreements entered into by us. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, we may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. We may obtain only a limited recovery or may obtain no recovery in such circumstances.

Management Risk.  Our Adviser was formed in 2002 to provide portfolio management to institutional and high-net worth investors seeking professional management of their MLP investments. Our Adviser has been managing our portfolio since we began operations. As of August 31, 2018, our Adviser had client assets under management of approximately $18.4 billion. To the extent that the Adviser’s assets under management continue to grow, the Adviser may have to hire additional personnel and, to the extent it is unable to hire qualified individuals, its operations may be adversely affected.

Additional Risks to Common Stockholders

Leverage Risk.  Our use of leverage through the issuance of Tortoise Preferred Shares and Tortoise Notes along with the issuance of any additional preferred stock or debt securities, and any additional borrowings or other transactions involving indebtedness (other than for temporary or emergency purposes) are or would be considered “senior securities” for purposes of the 1940 Act and create risks. Leverage is a speculative technique that may adversely affect common stockholders. If the return on securities acquired with borrowed funds or other leverage proceeds does not exceed the cost of the leverage, the use of leverage could cause us to lose money. Successful use of leverage depends on the Adviser’s ability to predict or hedge correctly interest rates and market movements, and there is no assurance that the use of a leveraging strategy will be successful during any period in which it is used. Because the fee paid to the Adviser will be calculated on the basis of Managed Assets, the fees will increase when leverage is utilized, giving the Adviser an incentive to utilize leverage.

Our issuance of senior securities involves offering expenses and other costs, including interest payments, which are borne indirectly by our common stockholders. Fluctuations in interest rates could increase interest or distribution payments on our senior securities, and could reduce cash available for distributions on common stock. Increased operating costs, including the financing cost associated with any leverage, may reduce our total return to common stockholders.

The 1940 Act and/or the rating agency guidelines applicable to senior securities impose asset coverage requirements, distribution limitations, voting right requirements (in the case of the senior equity securities), and restrictions on our portfolio composition and our use of certain investment techniques and strategies. The terms of any senior securities or other borrowings may impose additional requirements, restrictions and limitations that are more stringent than those currently required by the 1940 Act, and the guidelines of the rating agencies that rate outstanding senior securities. These requirements may have an adverse effect on us and may affect our ability to pay distributions on common stock and preferred stock. To the extent necessary, we intend to redeem our senior securities to maintain the required asset coverage. Doing so may require that we liquidate portfolio securities at a time when it would not otherwise be desirable to do so. Nevertheless, it is not anticipated that the 1940 Act requirements, the terms of any senior securities or the rating agency guidelines will impede the Adviser in managing our portfolio in accordance with our investment objective and policies. See “Leverage — Use of Leverage.”

Market Impact Risk.  The sale of our common stock (or the perception that such sales may occur) may have an adverse effect on prices in the secondary market for our common stock. An increase in the number of common shares available may put downward pressure on the market price for our common stock.

Dilution Risk.  The voting power of current stockholders will be diluted to the extent that current stockholders do not purchase shares in any future common stock offerings or do not purchase sufficient shares to maintain their percentage interest.

If we are unable to invest the proceeds of such offering as intended, our per share distribution may decrease and we may not participate in market advances to the same extent as if such proceeds were fully invested as planned.

Market Discount Risk.  Our common stock has traded both at a premium and at a discount in relation to NAV. We cannot predict whether our shares will trade in the future at a premium or discount to NAV. Shares of closed-end investment companies frequently trade at a discount from NAV, but in some cases have traded above NAV. Continued development of alternatives as a vehicle for investment in MLP securities may contribute to reducing or eliminating any premium or may result in our shares trading at a discount. The risk of the shares of common stock trading at a discount is a risk separate from the risk of a decline in our NAV as a result of investment activities. Our NAV will be reduced immediately following an offering of our common or preferred stock, due to the offering costs for such stock, which are borne entirely by us. Although we also bear the offering costs of debt securities, such costs are amortized over time and therefore do not impact our NAV immediately following an offering.

Whether stockholders will realize a gain or loss for federal income tax purposes upon the sale of our common stock depends upon whether the market value of the common shares at the time of sale is above or below the stockholder’s basis in such shares, taking into account transaction costs, and is not directly dependent upon our NAV. Because the market value of our common stock will be determined by factors such as the relative demand for and supply of the shares in the market, general market conditions and other factors beyond our control, we cannot predict whether our common stock will trade at, below or above NAV, or at, below or above the public offering price for common stock.

Additional Risks to Senior Security Holders

Generally, an investment in preferred stock or debt securities (collectively, “senior securities”) is subject to the following risks:

Interest Rate Risk.  Distributions and interest payable on our senior securities are subject to interest rate risk. To the extent that distributions or interest on such securities are based on short-term rates, our leverage costs may rise so that the amount of distributions or interest due to holders of senior securities would exceed the cash flow generated by our portfolio securities. To the extent that our leverage costs are fixed, our leverage costs may increase when our senior securities mature. This might require that we sell portfolio securities at a time when we would otherwise not do so, which may adversely affect our future ability to generate cash flow. In addition, rising market interest rates could negatively impact the value of our investment portfolio, reducing the amount of assets serving as asset coverage for senior securities.

Senior Leverage Risk.  Preferred stock will be junior in liquidation and with respect to distribution rights to debt securities and any other borrowings. Senior securities representing indebtedness may constitute a substantial lien and burden on preferred stock by reason of their prior claim against our income and against our net assets in liquidation. We may not be permitted to declare distributions or other distributions with respect to any series of preferred stock unless at such time we meet applicable asset coverage requirements and the payment of principal or interest is not in default with respect to the Tortoise Notes or any other borrowings.

Our debt securities, upon issuance, are expected to be unsecured obligations and, upon our liquidation, dissolution or winding up, will rank: (1) senior to all of our outstanding common stock and any outstanding preferred stock; (2) on a parity with any of our unsecured creditors and any unsecured senior securities representing our indebtedness; and (3) junior to any of our secured creditors. Secured creditors of ours may include, without limitation, parties entering into interest rate swap, floor or cap transactions, or other similar transactions with us that create liens, pledges, charges, security interests, security agreements or other encumbrances on our assets.

Ratings and Asset Coverage Risk.  To the extent that senior securities are rated, a rating does not eliminate or necessarily mitigate the risks of investing in our senior securities, and a rating may not fully or accurately reflect all of the credit and market risks associated with a security. A rating agency could downgrade the rating of our shares of preferred stock or debt securities, which may make such securities less liquid in the secondary market, though probably with higher resulting interest rates. If a rating agency downgrades, or indicates a potential downgrade to, the rating assigned to a senior security, we may alter our portfolio or redeem some senior securities. We may voluntarily redeem a senior security under certain circumstances to the extent permitted by its governing documents.

Inflation Risk.  Inflation is the reduction in the purchasing power of money resulting from an increase in the price of goods and services. Inflation risk is the risk that the inflation adjusted or “real” value of an investment in preferred stock or debt securities or the income from that investment will be worth less in the future. As inflation occurs, the real value of the preferred stock or debt securities and the distributions or interest payable to holders of preferred stock or interest payable to holders of debt securities declines.

Decline in Net Asset Value Risk.  A material decline in our NAV may impair our ability to maintain required levels of asset coverage for our preferred stock or debt securities.

MANAGEMENT OF THE COMPANY

Directors and Officers

Our business and affairs are managed under the direction of our Board of Directors. Accordingly, our Board of Directors provides broad supervision over our affairs, including supervision of the duties performed by the Adviser. Our officers are responsible for our day-to-day operations. The names and business addresses of our directors and officers, together with their principal occupations and other affiliations during the past five years, are set forth in the statement of additional information. Each director and officer will serve until his successor is duly elected and qualified, or until he resigns or is removed in the manner provided by law.  Unless otherwise indicated, the address of each director and officer is 11550 Ash Street, Suite 300, Leawood, Kansas 66211.  The Board of Directors consists of a majority of directors who are not interested persons (as defined in the 1940 Act) of the Adviser or its affiliates.

Investment Adviser

Pursuant to an advisory agreement, the Adviser provides us with investment research and advice and furnishes us with an investment program consistent with our investment objective and policies, subject to the supervision of the Board. The Adviser determines which portfolio securities will be purchased or sold, arranges for the placing of orders for the purchase or sale of portfolio securities, selects brokers or dealers to place those orders, maintains books and records with respect to our securities transactions and reports to the Board on our investments and performance.

The Adviser is located at 11550 Ash Street, Suite 300, Leawood, Kansas 66211. The Adviser specializes in energy investing across the energy value chain, including infrastructure and MLPs. The Adviser was formed in October 2002 to provide portfolio management services to institutional and high-net worth investors seeking professional management of their MLP investments. As of August 31, 2018, the Adviser had approximately $18.4 billion of client assets under management. The Adviser’s investment committee for the Company is comprised of six individuals.

The Adviser also serves as investment adviser to Tortoise Power and Energy Infrastructure Fund, Inc. (“TPZ”), Tortoise MLP Fund, Inc. (“NTG”), Tortoise Energy Infrastructure Corporation (“TYG”) and Tortoise Energy Independence Fund, Inc. (“NDP”), which are non-diversified, closed-end investment management companies.  TPZ, which commenced operations on July 31, 2009, invests in a portfolio consisting primarily of securities issued by power and energy infrastructure companies.  NTG, which commenced operations on July 30, 2010, invests primarily in energy infrastructure MLPs and their affiliates, with an emphasis on natural gas infrastructure MLPs.  TYG, which commenced operations on February 27, 2004, invests primarily in equity securities of MLPs and their affiliates in the energy infrastructure sector.  NDP, which commenced operations on July 31, 2012, invests primarily in equity securities of companies that provide access to North American oil and gas production growth.  In addition, our Adviser serves as the investment adviser to open-end funds, private funds and separately managed accounts that invest in MLPs and other energy companies.  To the extent certain MLP securities or other energy infrastructure company securities meet our investment objective and the objectives of other investment companies or accounts managed by the Adviser, we may compete with such companies or accounts for the same investment opportunities.

Our Adviser is indirectly controlled by Lovell Minnick Partners LLC (“Lovell Minnick”) and is an indirect wholly owned subsidiary of Tortoise Investments, LLC (“Tortoise Investments”).  Tortoise Investments holds multiple wholly owned essential asset and income-oriented SEC registered investment advisers. An entity formed by Lovell Minnick owned by certain private funds sponsored by Lovell Minnick and a group of institutional co-investors owns a controlling interest in Tortoise Investments. Certain employees in the Tortoise Investments complex, including all of our Managing Directors, also own interests in Tortoise Investments.

As of August 31, 2018, our Adviser had 88 employees.

Primary responsibility for the day-to-day management of our investment portfolio is the joint responsibility of a team of portfolio managers consisting of Brian A. Kessens, James R. Mick, Matthew G.P. Sallee, Robert J. Thummel, Jr., Stephen Pang and Brett Jergens.  The investment committee of the Adviser, comprised of certain of these portfolio managers and other employees of the Adviser, provides investment strategy oversight to the portfolio management team who implements the strategy.  While responsibility for monitoring, review, and analysis of individual securities is spread among various individual members of the portfolio management team, all portfolio management decisions and reviews are based on a team approach.  Biographical information about each portfolio manager named above is set forth below.

Brian A. Kessens.  Mr. Kessens joined the Adviser in 2008. He has been a portfolio manager of the Adviser since July 2013, a Managing Director of the Adviser since January 2015, and a member of the Investment Committee of our Adviser since June 30, 2015. He was a senior investment analyst of the Adviser from June 2012 to July 2013, and an investment analyst from 2008 to June 2012.  Previously, from 2004 to 2008, he was a vice president in Citigroup’s global energy investment banking practice. Prior to Citigroup, he served from 1997 to 2002 as a field artillery officer in the United States Army. Mr. Kessens earned a Master of Business Administration from Columbia Business School in New York and a Bachelor of Science in economics from the United States Military Academy at West Point. He earned his CFA designation in 2006.

James R. Mick.  Mr. Mick joined the Adviser in 2006. He has been a portfolio manager of the Adviser since July 2013, a Managing Director of the Adviser since January 2014, and a member of the Investment Committee of our Adviser since June 30, 2015.  He was a senior investment analyst of the Adviser from June 2012 to July 2013, an investment analyst from 2011 to June 2012, and a research analyst from 2006 to 2011.  Previously, he was a senior finance specialist at General Electric Insurance Solutions (now Swiss Re) from 2003 to 2006 and a senior auditor at Ernst & Young from 2000 to 2003. Mr. Mick earned Bachelor of Science degrees in business administration and accounting and a Master of Accounting and Information Systems degree from the University of Kansas. He earned his CFA designation in 2010.

Matthew G.P. Sallee.  Mr. Sallee joined the Adviser in 2005.  He has been a portfolio manager of the Adviser since July 2013, a Managing Director of the Adviser since January 2014, and a member of the Investment Committee of our Adviser since June 30, 2015.  He was a senior investment analyst of the Adviser from June 2012 to July 2013, an investment analyst from 2009 to June 2012, and a research analyst from 2005 to 2009.  Previously, he served for five years (from 2000 to 2005) as a senior financial analyst with Aquila, Inc., where he was responsible for analysis of capital allocation at the firm’s communications infrastructure subsidiary, Everest Connections. Mr. Sallee graduated magna cum laude from the University of Missouri with a degree in business administration.  He earned his CFA designation in 2009.

Robert J. Thummel, Jr.  Mr. Thummel joined the Adviser in 2004.  He has been a portfolio manager of the Adviser since July 2013, a Managing Director of the Adviser since January 2014, and a member of the Investment Committee of our Adviser since June 30, 2015.  He was a senior investment analyst of the Adviser from June 2012 to July 2013, and an investment analyst from 2004 to June 2012.  Mr. Thummel was previously the president of TYN from 2008 until the fund was merged into the Company in June 2014.  Previously, he was director of finance at KLT Inc., a subsidiary of Great Plains Energy, from 1998 to 2004 and a senior auditor at Ernst & Young from 1995 to 1998. Mr. Thummel earned a Bachelor of Science in accounting from Kansas State University and a Master of Business Administration degree from the University of Kansas.

Stephen Pang Mr. Pang joined the Adviser in 2015.  He has been a portfolio manager of the Adviser since January 2018.  He was an investment analyst of the Adviser from January 2015 to January 2018.  Previously, he was a director in Credit Suisse’s Equity Capital Markets Group. Prior to joining Credit Suisse in 2012, he spent eight years in Citigroup’s Investment Banking Division where he focused on equity underwriting and corporate finance in the energy sector. Mr. Pang earned a Bachelor of Science in Business Administration from the University of Richmond.  He earned his CFA designation in 2016.

Brett Jergens Mr. Jergens joined the Adviser in 2007.  He has been a portfolio manager of the Adviser since January 2018.  He was an investment analyst of the Adviser from December 2010 to January 2018, and a research analyst from June 2007 to December 2010.  Previously, he was a vice president at Enterprise Bank & Trust from 2006 to 2007, a financial planner and head of investments at Searcy Financial Services from 2004 to 2006 and a tax accountant at KPMG LLP from 2002 to 2004. Mr. Jergens earned Bachelor of Science degrees in finance and accounting from Kansas State University.  He earned his CFA designation in 2011.

The statement of additional information provides additional information about the compensation structure of, the other accounts managed by, and the ownership of our securities by the portfolio managers listed above.

Compensation and Expenses

Under the advisory agreement, we pay the Adviser quarterly, as compensation for the services rendered by it, a fee equal on an annual basis to 1.10% of our average monthly Managed Assets. Managed Assets means our total assets (including any assets attributable to leverage that may be outstanding) minus accrued liabilities other than debt entered into for the purpose of leverage and the aggregate liquidation preference of any outstanding preferred stock. Because the fee paid to the Adviser is determined on the basis of our Managed Assets, the Adviser’s interest in determining whether we should incur additional leverage will conflict with our interests. Our average monthly Managed Assets are determined for the purpose of calculating the management fee by taking the average of the monthly determinations of Managed Assets during a given calendar quarter. The fees are payable for each calendar quarter within five days after the end of that quarter.

On December 21, 2017, the Company held a special stockholder meeting to consider a vote on a new investment advisory agreement between the Company and the Adviser. The Company’s stockholders voted to approve the new investment advisory agreement between the Company and the Adviser which became effective upon the closing of the change in ownership of the parent company of the Adviser on January 31, 2018. The new investment advisory agreement for the Company is substantially identical to its former investment advisory agreement, except for the effective dates and the termination dates, and simply continues the relationship between the Company and the Adviser. The advisory agreement has a term ending on December 31, 2019 and may be continued from year to year thereafter as provided in the 1940 Act.  The new advisory agreement was most recently approved by the Board of Directors in October 2017.  A discussion regarding the basis of the Board of Directors’ decision to approve the new advisory agreement is available in our Annual Report to stockholders for the fiscal year ended November 30, 2017.

We bear all expenses not specifically assumed by the Adviser incurred in our operations and will bear the expenses of all future offerings. Expenses we bear include, but are not limited to, the following: (1) expenses of maintaining and continuing our existence and related overhead, including, to the extent services are provided by personnel of the Adviser or its affiliates, office space and facilities and personnel compensation, training and benefits; (2) registration under the 1940 Act; (3) commissions, spreads, fees and other expenses connected with the acquisition, holding and disposition of securities and other investments, including placement and similar fees in connection with direct placements in which we participate; (4) auditing, accounting and legal expenses; (5) taxes and interest; (6) governmental fees; (7) expenses of listing our shares with a stock exchange, and expenses of the issue, sale, repurchase and redemption (if any) of our interests, including expenses of conducting tender offers for the purpose of repurchasing our interests; (8) expenses of registering and qualifying us and our shares under federal and state securities laws and of preparing and filing registration statements and amendments for such purposes; (9) expenses of communicating with stockholders, including website expenses and the expenses of preparing, printing and mailing press releases, reports and other notices to stockholders and of meetings of stockholders and proxy solicitations therefor; (10) expenses of reports to governmental officers and commissions; (11) insurance expenses; (12) association membership dues; (13) fees, expenses and disbursements of custodians and subcustodians for all services to us (including without limitation safekeeping of funds, securities and other investments, keeping of books, accounts and records, and determination of NAV); (14) fees, expenses and disbursements of transfer agents, dividend paying agents, stockholder servicing agents and registrars for all services to us; (15) compensation and expenses of our directors who are not members of the Adviser’s organization; (16) pricing and valuation services employed by us; (17) all expenses incurred in connection with leveraging of our assets through a line of credit, or issuing and maintaining notes or preferred stock; (18) all expenses incurred in connection with the offerings of our common and preferred stock and debt securities; and (19) such non-recurring items as may arise, including expenses incurred in connection with litigation, proceedings and claims and our obligation to indemnify our directors, officers and stockholders with respect thereto.

CLOSED-END COMPANY STRUCTURE

We are a nondiversified closed-end management investment company and as such our stockholders will not have the right to cause us to redeem their shares. Instead, our common stock will trade in the open market at a price that will be a function of several factors, including distribution levels (which are in turn affected by expenses), NAV, call protection, distribution stability, portfolio credit quality, relative demand for and supply of such shares in the market, general market and economic conditions and other factors.

Shares of common stock of closed-end companies frequently trade at a discount to their NAV. This characteristic of shares of closed-end management investment companies is a risk separate and distinct from the risk that our NAV may decrease as a result of investment activities. To the extent that our common stock does trade at a discount, the Board of Directors may from time to time engage in open-market repurchases or tender offers for shares after balancing the benefit to stockholders of the increase in the NAV per share resulting from such purchases against the decrease in our assets and potential increase in the expense ratio of our expenses to assets and the decrease in asset coverage with respect to any outstanding senior securities. The Board of Directors believes that in addition to the beneficial effects described above, any such purchases or tender offers may result in the temporary narrowing of any discount but will not have any long-term effect on the level of any discount. There is no guarantee or assurance that the Board of Directors will decide to engage in any of these actions. There is also no guarantee or assurance that such actions, if undertaken, would result in the shares trading at a price equal or close to NAV per share. Any stock repurchases or tender offers will be made in accordance with the requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the 1940 Act and the principal stock exchange on which the common stock is traded.

Conversion to an open-end mutual fund is extremely unlikely in light of our investment objective and policies and would require stockholder approval of an amendment to our Charter. If we converted to an open-end mutual fund, we would be required to redeem all Tortoise Notes and Tortoise Preferred Shares then outstanding (requiring us, in turn, to liquidate a significant portion of our investment portfolio), and our common stock would no longer be listed on the NYSE or any other exchange. In contrast to a closed-end management investment company, shareholders of an open-end mutual fund may require a fund to redeem its shares of common stock at any time (except in certain circumstances as authorized by the 1940 Act or the rules thereunder) at their NAV. In addition, certain of our investment policies and restrictions are incompatible with the requirements applicable to an open-end investment company. Accordingly, conversion to an open-end investment company would require material changes to our investment policies.

CERTAIN FEDERAL INCOME TAX MATTERS

The following is a general summary of certain federal income tax considerations affecting us and our security holders. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to security holders in light of their particular circumstances or who are subject to special rules, such as banks, thrift institutions and certain other financial institutions, real estate investment trusts, regulated investment companies, insurance companies, brokers and dealers in securities or currencies, certain securities traders, tax-exempt investors, individual retirement accounts, certain tax-deferred accounts, and foreign investors. Tax matters are very complicated, and the tax consequences of an investment in and holding of our securities will depend on the particular facts of each investor’s situation. Investors are advised to consult their own tax advisors with respect to the application to their own circumstances of the general federal income taxation rules described below and with respect to other federal, state, local or foreign tax consequences to them before making an investment in our securities. Unless otherwise noted, this discussion assumes that investors are U.S. persons and hold our securities as capital assets. More detailed information regarding the federal income tax consequences of investing in our securities is in the statement of additional information.

Company Federal Income Taxation

The following discussion is a summary of certain U.S. federal income tax considerations affecting us and our stockholders. The discussion reflects applicable U.S. federal income tax laws of the U.S. as of the date of this prospectus, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (the “IRS”), possibly with retroactive effect. No attempt is made to present a detailed explanation of all federal income, estate or gift, or state, local or foreign tax concerns affecting the Company and its stockholders (including stockholders owning large positions in us). The discussion set forth herein does not constitute tax advice. Investors are urged to consult their own tax advisers to determine the tax consequences to them of investing in the Company.

In addition, no attempt is made to address tax concerns applicable to an investor with a special tax status, such as a financial institution, “real estate investment trust,” insurance company, RIC, individual retirement account, other tax-exempt entity, dealer in securities or non-U.S. investor. Furthermore, this discussion does not reflect possible application of the alternative minimum tax. Unless otherwise noted, this discussion assumes our stock is held by U.S. persons and that such shares are held as capital assets.

A U.S. holder is a beneficial owner that is for U.S. federal income tax   purposes:

•	a citizen or individual resident of the United States (including certain former citizens and former long-term residents);

•
a corporation or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia;

•	an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

•
a trust with respect to which a court within the United States is able to exercise primary supervision over its administration and one or more U.S. stockholders have the authority to control all of its substantial decisions or the trust has made a valid election in effect under applicable Treasury regulations to be treated as a U.S. person.

A “Non-U.S. holder” is a beneficial owner of our shares that is an individual, corporation, trust, or estate and is not a U.S. holder. If a partnership (including any entity treated as a partnership for U.S. federal income tax purposes) holds our shares, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the  partnership.

Taxation as a RIC

We intend to elect to be treated as, and to qualify each year for the special tax treatment afforded, a RIC under Subchapter M of the Code. As long as we meet certain requirements that govern our source of income, diversification of assets and distribution of earnings to stockholders, we will not be subject to U.S. federal income tax on income distributed (or treated as distributed, as described below) to its stockholders. With respect to the source of income requirement, we must derive in each taxable year at least 90% of its gross income (including tax-exempt interest) from (i) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in such shares, securities or currencies and (ii) net income derived from interests in qualified publicly traded partnerships. A qualified publicly traded partnership is generally defined as a publicly traded partnership under Section 7704 of the Code, but does not include a publicly traded partnership if 90% or more of its income is described in (i) above. For purposes of the income test, we will be treated as receiving directly our share of the income of any partnership that is not a qualified publicly traded partnership.

With respect to the diversification of assets requirement, we must diversify our holdings so that, at the end of each quarter of each taxable year, (i) at least 50% of the value of our total assets is represented by cash and cash items, U.S. Government securities, the securities of other RICs and other securities, with such other securities limited for purposes of such calculation, in respect of any one issuer, to an amount not greater than 5% of the value of our total assets and not more than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of our total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other RICs), the securities (other than the securities of other RICs) of any two or more issuers that we control and that are determined to be engaged in the same, similar or related trades or businesses, or the securities of one or more qualified publicly traded partnerships.

If we qualify as a RIC and distribute to our stockholders at least 90% of the sum of (i) our “investment company taxable income,” as that term is defined in the Code (which includes, among other items, dividends, taxable interest, and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses) without regard to the deduction for dividends paid and (ii) the excess of our gross tax- exempt interest, if any, over certain deductions attributable to such interest that are otherwise disallowed, we will be relieved of U.S. federal income tax on any income, including long-term capital gains, distributed to stockholders. However, if we retain any investment company taxable income or “net capital gain” (i.e., the excess of net long-term capital gain over net short-term capital loss), we will be subject to U.S. federal income tax at regular corporate federal income tax rates (currently at a maximum rate of 21%) on the amount retained. We intend to distribute at least annually substantially all of our investment company taxable income, net tax-exempt interest, and net capital gain. Under the Code, we will generally be subject to a nondeductible 4% federal excise tax on the undistributed portion of its ordinary income and capital gains if we fail to meet certain distribution requirements with respect to each calendar year. In order to avoid the 4% federal excise tax, the required minimum distribution is generally equal to the sum of (1) 98% of our ordinary income (computed on a calendar year basis), (2) 98.2% of our capital gain net income (generally computed for the one-year period ending on October 31), and (3) certain amounts from previous years to the extent such amounts have not been treated as distributed or been subject to tax under Subchapter M of the Code. We generally intend to make distributions in a timely manner in an amount at least equal to the required minimum distribution and therefore, under normal market conditions, do not currently expect to be subject to this excise tax.

We intend to invest a portion of our assets in MLPs. Net income derived from an interest in a qualified publicly traded partnership, which generally includes MLPs, is included in the sources of income from which a RIC must derive 90% of its gross income. However, not more than 25% of the value of a RIC’s total assets can be invested in the securities of qualified publicly traded partnerships. We intend to invest only in MLPs that will constitute qualified publicly traded partnerships for purposes of the RIC rules, and not more than 25% of the value of our total assets will be invested in the securities of publicly traded partnerships.

Federal Income Taxation of MLPs

MLPs are similar to corporations in many respects, but differ in others, especially in the way they are taxed for federal income tax purposes. A corporation is a distinct legal entity, separate from its stockholders and employees and is treated as a separate entity for federal income tax purposes as well. Like individual taxpayers, a corporation must pay a federal income tax on its income. To the extent the corporation distributes its income to its stockholders in the form of dividends, the stockholders must pay federal income tax on the dividends they receive. For this reason, it is said that corporate income is double-taxed, or taxed at two levels.

An MLP that satisfies the Qualifying Income rules described below, and does not elect otherwise, is treated for federal income tax purposes as a pass-through entity. No federal income tax is paid at the partnership level. A partnership’s income is considered earned by all the partners; it is allocated among all the partners in proportion to their interests in the partnership (generally as provided in the partnership agreement), and each partner pays tax on his, her or its share of the partnership’s income. All the other items that go into determining taxable income and tax owed are passed through to the partners as well — capital gains and losses, deductions, credits, etc. Partnership income is thus said to be single-taxed or taxed only at one level — that of the partner.

The Code generally requires “publicly traded partnerships” to be treated as corporations for federal income tax purposes. However, if the publicly traded partnership satisfies certain requirements and does not elect otherwise, the publicly traded partnership will be taxed as a partnership for federal income tax purposes, referred to herein as an MLP. Under these requirements, an MLP must derive each taxable year at least 90% of its gross income from Qualifying Income.

Qualifying Income for MLPs includes interest, dividends, real property rents, gain from the sale or other disposition of real property, certain income and gain from commodities or commodity futures, and income and gain from certain mineral or natural resources activities. Mineral or natural resources activities that generate Qualifying Income include income and gains from the exploration, development, mining or production, processing, refining, transportation (including pipelines transporting gas, oil or products thereof), or the marketing of any mineral or natural resource (including fertilizer, geothermal energy, and timber). Most MLPs today are in energy, timber, or real estate related businesses.

Because the MLP itself does not pay federal income tax, its income or loss is allocated to its investors, irrespective of whether the investors receive any cash payment from the MLP. MLPs generally make quarterly cash distributions. Although they resemble corporate dividends, MLP distributions are treated differently. The MLP distribution is treated as a return of capital to the extent of the investor’s basis in his MLP interest and, to the extent the distribution exceeds the investor’s basis in the MLP interest, capital gain. The investor’s original basis is the price paid for the units. The basis is adjusted downward with each distribution and allocation of deductions (such as depreciation) and losses, and upwards with each allocation of income.

When the units are sold, the difference between the sales price and the investor’s adjusted basis is the gain or loss for federal income tax purposes. The partner generally will not be taxed on distributions until (1) he sells his MLP units and pays tax on his gain, which gain is increased resulting from the basis decrease resulting from prior distributions; or (2) his basis reaches zero.

Failure to Qualify as a RIC

If we are unable to satisfy the 90% distribution requirement or otherwise fail to qualify as a RIC in any year, we will be taxed in the same manner as an ordinary corporation and distributions to our stockholders will not be deductible by us in computing our taxable income. In such event, our distributions, to the extent derived from our current or accumulated earnings and profits, would constitute dividends, which would generally be eligible for the dividends received deduction available to corporate stockholders, and non-corporate stockholders would generally be able to treat such distributions as “qualified dividend income” eligible for reduced rates, provided in each case that certain holding period and other requirements are satisfied. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholders’ tax basis in our shares, and any remaining distributions would be treated as a capital gain. Earnings and profits are generally treated, for federal income tax purposes, as first being used to pay distributions on preferred stock, and then to the extent remaining, if any, to pay distributions on the common stock. To qualify as a RIC in a subsequent taxable year, we would be required to satisfy the source-of-income, the asset diversification, and the annual distribution requirements for that year and dispose of any earnings and profits from any year in which we failed to qualify for tax treatment as a RIC. Subject to a limited exception applicable to RICs that qualified as such under the Code for at least one year prior to disqualification and that requalify as a RIC no later than the second year following the nonqualifying year, we would be subject to tax on any unrealized built-in gains in the assets held by us during the period in which we failed to qualify for tax treatment as a RIC that are recognized within the subsequent 5 years, unless we made a special election to pay corporate-level tax on such built-in gain at the time of its requalification as a RIC.

Taxation for U.S.  Stockholders

Assuming we qualify as a RIC, distributions we pay to you from our investment company taxable income will generally be taxable to you as ordinary income to the extent of our earnings and profits, whether paid in cash or reinvested in additional shares. A portion of such distributions (if designated by us) may qualify (i) in the case of corporate stockholders, for the dividends received deduction under Section 243 of the Code to the extent that our income consists of dividend income from U.S. corporations, excluding distributions from certain entities, including REITs, or (ii) in the case of individual stockholders, as qualified dividend income eligible to be taxed at reduced rates under Section 1(h)(11) of the Code (which generally provides for a maximum rate of 20%) to the extent that we receive qualified dividend income, and provided in each case that certain holding period and other requirements are met. Qualified dividend income is, in general, dividend income from taxable domestic corporations and qualified foreign corporations (e.g., generally, if the issuer is incorporated in a possession of  the United States or in a country with a qualified comprehensive income tax treaty with the United States, or if the stock with respect to which such dividend is paid is readily tradable on an established securities market in the United States). To be treated as qualified dividend income, the stockholder must hold the shares paying otherwise qualifying dividend income more than 60 days during the 121-day period beginning 60 days before the ex-dividend date. A stockholder’s holding period may be reduced for purposes of this rule if the stockholder engages in certain risk reduction transactions with respect to the stock. A qualified foreign corporation generally excludes any foreign corporation that, for the taxable year of the corporation in which the dividend was paid or the preceding taxable year, is a passive foreign investment company. Distributions made to you from an excess of net long-term capital gain over net short-term capital losses (“capital gain dividends”), including capital gain dividends credited to you but retained by us, will be taxable to you as long-term capital gain if they have been properly designated by us, regardless of the length of time you have owned our shares. The maximum tax rate on capital gain dividends received by individuals is generally 20%.

Distributions in excess of our earnings and profits will be treated by you, first, as a tax-free return of capital, which is applied against and will reduce the adjusted tax basis of your shares and, after such adjusted tax basis is reduced to zero, will generally constitute capital gain to you. Under current law, the maximum tax rate on long-term capital gains and qualified dividend income is 20%, and all ordinary dividends (including amounts treated as qualified dividends under the law currently in effect) will be taxed as ordinary income. In addition, certain stockholders may be subject to an additional 3.8% Medicare tax on net investment income. Generally, not later than 60 days after the close of its taxable year, we will provide you with a written notice designating the amount of any qualified dividend income or capital gain dividends and other distributions.

As a RIC, we will be required to apportion tax preference items under the AMT between us and the stockholders and this may affect the stockholders’ AMT liabilities. The tax preference items are any items that are treated differently for AMT purposes. We intend in general to apportion these items in the same proportion that dividends paid to each shareholder bear to our taxable income (determined without regard to the dividends paid deduction). Sales and other dispositions of our shares generally are taxable events. You should consult your own tax adviser with reference to your individual circumstances to determine whether any particular transaction in our shares is properly treated as a sale or exchange for federal income tax purposes and the tax treatment of any gains or losses recognized in such transactions. The sale or other disposition of our shares will generally result in capital gain or loss to you equal to the difference between the amount realized and your adjusted tax basis in the shares sold or exchanged, and will be long-term capital gain or loss if your holding period for the shares is more than one year at the time of sale. Any loss upon the sale or exchange of shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends you received (including amounts credited as an undistributed capital gain dividend) with respect to such shares. A loss you realize on a sale or exchange of our shares generally will be disallowed if you acquire other substantially identical shares within a 61-day period beginning 30 days before and ending 30 days after the date that you dispose of the shares. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Present law taxes both long-term and short-term capital gain of corporations at the rates applicable to ordinary income of corporations. For non-corporate taxpayers, short-term capital gain will currently be taxed at the rate applicable to ordinary income, currently a maximum rate of 37%, while long-term capital gain generally will be taxed at a maximum rate of 20%. Capital losses are subject to certain limitations.

For purpose of determining (i) whether the annual distribution requirement is satisfied for any year and (ii) the amount of capital gain dividends paid for that year, we may, under certain circumstances, elect to treat a distribution that is paid during the following taxable year as if it had been paid during the taxable year in question. If we make such an election, the U.S. shareholder will still be treated as receiving the distribution in the taxable year in which the distribution is made. However, if we pay you a distribution in January that was declared in the previous October, November or December to stockholders of record on a specified date in one of such months, then such distribution will be treated for tax purposes as being paid by us and received by you on December 31 of the year in which the distribution was declared. A stockholder may elect not to have all distributions automatically reinvested in our shares pursuant to the Plan. If a stockholder elects not to participate in the Plan, such stockholder will receive distributions in cash. For taxpayers subject to U.S. federal income tax, all distributions will generally be taxable, as discussed above, regardless of whether a stockholder takes them in cash or they are reinvested pursuant to the Plan in additional shares.

If a stockholder’s distributions are automatically reinvested pursuant to the Plan, for U.S. federal income tax purposes, the stockholder will generally be treated as having received a taxable distribution in the amount of the cash dividend that the stockholder would have received if the stockholder had elected to receive cash. Under certain circumstances, however, if a stockholder’s distributions are automatically reinvested pursuant to the Plan and the Plan Agent invests the distribution in newly issued shares, the stockholder may be treated as receiving a taxable distribution equal to the fair market value of the stock the stockholder receives.

We intend to distribute substantially all realized capital gains, if any, at least annually. If, however, we were to retain any net capital gain, we may designate the retained amount as undistributed capital gains in a notice to stockholders who, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income as long-term capital gain, their proportionate shares of such undistributed amount and (ii) will be entitled to credit their proportionate shares of the federal income tax paid by the Company on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. If such an event occurs, the tax basis of shares owned by a stockholder of the Company will, for

U.S. federal income tax purposes, generally be increased by the difference between the amount of undistributed net capital gain included in the stockholder’s gross income and the tax deemed paid by the stockholders.

Call Options

Our covered call options generally will be treated as options governed by Code Section 1234. Pursuant to Code Section 1234, if a written option expires unexercised, the premium received is short-term capital gain to us. If we enter into a closing transaction, the difference between the amount paid to close out our position and the premium received for writing the option is short-term capital gain or loss. If a call option written by us is cash settled, any resulting gain or loss will generally be short-term capital gain or loss.

The Code contains special rules that apply to “straddles,” defined generally as the holding of “offsetting positions with respect to personal property.” For example, the straddle rules normally apply when a taxpayer holds stock and an offsetting option with respect to such stock or substantially identical stock or securities. In general, investment positions will be offsetting if there is a substantial diminution in the risk of loss from holding one position by reason of holding one or more other positions. If two or more positions constitute a straddle, recognition of a realized loss from one position must generally be deferred to the extent of unrecognized gain in an offsetting position. In addition, long- term capital gain may be recharacterized as short-term capital gain, or short-term capital loss as long-term capital loss. Interest and other carrying charges allocable to personal property that is part of a straddle are not currently deductible but must instead be capitalized. Similarly, “wash sale” rules apply to prevent the recognition of loss by us from the disposition of stock or securities at a loss in a case in which identical or substantially identical stock or securities (or an option to acquire such property) is or has been acquired within a prescribed period.

To the extent that any of our positions constitute tax straddles which do not qualify as a “qualified covered call” under Section 1092(c)(4), the impact upon our income taxes will include: dividends received on the long common stock leg of the straddle may not be eligible for distributions that qualify as “qualified dividend income” or for the corporate dividends received deduction, we will generally realize short-term gain or loss on the long common stock leg of the straddle (to the extent losses are not otherwise deferred) and, realized losses on either the long common stock or the written (short) option legs of the straddle may be deferred for tax purposes to the extent that both legs of the straddle are not closed within the same tax year.

In general, a “qualified covered call option” is an option that is written (sold) with respect to stock that is held or acquired by a taxpayer in connection with granting the option which meets certain requirements, including: the option is exchange-traded or, if over-the-counter, meets certain IRS requirements, is granted more than 30 days prior to expiration, is not “deep-in-the-money” (within the meaning of Section 1092), is not granted by an options dealer (within the meaning of Section 1256(g)(8)) in connection with the option dealer’s activity of dealing in options, and gain or loss with respect to such option is not ordinary income or loss. Provided our covered calls meet the definition of qualified covered calls and are not part of a larger straddle, the general tax straddle holding period termination rules will not apply. As a result, dividend income received with respect to the long common stock leg of the straddle may be eligible for qualified dividend income and corporate dividends received deduction treatment (assuming all other relevant requirements are met). In addition, the general tax straddle rules requiring loss deferral and the capitalization of certain interest expense and carrying charges will not apply. Qualified covered call option positions are, however, subject to special rules in the case of options which are in-the-money (but still not “deep-in-the-money”) or for positions which are closed near year end (and not within the same year end).

We may enter into transactions that would be treated as “Section 1256 Contracts” under the Code. In general, we would be required to treat any Section 1256 Contracts as if they were sold for their fair market value at the end of our taxable year, and would be required to recognize gain or loss on such deemed sale for federal income tax purposes even though we did not actually sell the contract and receive cash. Forty percent of such gain or loss would be treated as short-term capital gain or loss and sixty percent of such gain or loss would be treated as long-term capital gain or loss.

The Code allows a taxpayer to elect to offset gains and losses from positions that are part of a “mixed straddle.” A “mixed straddle” is any straddle in which one or more but not all positions are section 1256 contracts. The Company may be eligible to elect to establish one or more mixed straddle accounts for certain of its mixed straddle trading positions. The mixed straddle account rules require a daily “marking to market” of all open positions in the account and a daily netting of gains and losses from all positions in the account. At the end of a taxable year, the annual net gains or losses from the mixed straddle account are recognized for tax purposes. The net capital gain or loss is treated as 60 percent long-term and 40 percent short-term capital gain or loss if attributable to the section 1256 contract positions, or all short-term capital gain or loss if attributable to the non-section 1256 contract positions.

Our transactions in options will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by us (i.e., may affect whether gains or losses are ordinary or capital, or short-term or long-term), may accelerate recognition of income to us and may defer our losses. These rules could, therefore, affect the character, amount and timing of distributions to stockholders. These provisions also (a) will require us to mark-to- market certain types of the positions in its portfolio (i.e., treat them as if they were closed out), and (b) may cause us to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the distribution requirement for qualifying to be taxed as a RIC and the distribution requirement for avoiding excise taxes. We will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in our books and records in order to mitigate the effect of these rules and prevent our disqualification from being taxed as a RIC.

Withholding and Other

Further, certain of our investment practices are subject to special and complex federal income tax provisions that may, among other things, (i) convert distributions that would otherwise constitute qualified dividend income into short-term capital gain or ordinary income taxed at the higher rate applicable to ordinary income, (ii) treat distributions that would otherwise be eligible for the corporate dividends received deduction as ineligible for  such  treatment,  (iii)  disallow,  suspend  or otherwise  limit  the  allowance  of  certain  losses  or deductions,(iv) convert long-term capital gain into short-term capital gain or ordinary income, (v) convert an ordinary loss or deduction into a capital loss (the deductibility of which is more limited), (vi) cause us to recognize income or gain without a corresponding receipt of cash, (vii) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (viii) adversely alter the characterization of certain complex financial transactions, and (ix) produce income that will not qualify as good income for purposes of the 90% annual gross income requirement described above. While it may not always be successful in doing so, the Company will seek to avoid or minimize any adverse tax consequences of its investment practices.

We may be subject to withholding and other taxes imposed by foreign countries, including taxes on interest, dividends and capital gains with respect to its investments in those countries, which would, if imposed, reduce the yield on or return from those investments. Tax treaties between certain countries and the United States may reduce or eliminate such taxes in some cases. We do not expect to satisfy the requirements for passing through to our stockholders their pro rata shares of qualified foreign taxes paid by us, with the result that stockholders will not be entitled to a tax deduction or credit for such taxes on their own US federal income tax returns, although our payment of such taxes will remain eligible for a foreign tax credit or a deduction in computing our taxable income.

We are required in certain circumstances to backup withhold at a current rate of 24% (this rate is applicable for tax years 2018 through 2025) on taxable distributions and certain other payments paid to certain holders of our shares who do not furnish us with their correct taxpayer identification number (in the case of individuals, their social security number) and certain certifications, or who are otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld from payments made to you may be refunded or credited against your U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

U.S. Federal Income Tax Considerations for Non-U.S.  Stockholders

The following discussion is a general summary of the material U.S. federal income tax considerations applicable to a Non-U.S. holder of our stock (a “Non-U.S. Stockholder”).

This summary does not purport to be a complete description of the income tax considerations for a Non-U.S. Stockholder. For example, the following does not describe income tax consequences that are assumed to be generally known by investors or certain considerations that may be relevant to certain types of holders subject to special treatment under U.S. federal income tax laws. This summary does not discuss any aspects of U.S. estate or gift tax or state or local tax.  In addition, this summary does not address (i) any Non-U.S. Stockholder that holds, at any time, more than 5 percent of our stock, directly or under ownership attribution rules applicable for purposes of Section 897 of the Code, or (ii) any Non-U.S. Stockholder whose ownership of our shares is effectively connected with the conduct of a trade or business in the United States.

As indicated above, we intend to elect to be treated, and to qualify each year, as a RIC for U.S. federal income tax purposes. This summary is based on the assumption that we will qualify as a RIC in each of its taxable years. Distributions of our investment company taxable income to Non-U.S. Stockholders will, except as discussed below, be subject to withholding of U.S. federal income tax at a 30% rate (or lower rate provided by an applicable income tax treaty) to the extent of our current and accumulated earnings and profits. In order to obtain a reduced rate of withholding, a Non-U.S. Stockholder will be required to provide an Internal Revenue Service Form W-8BEN (or an acceptable substitute form) certifying its entitlement to benefits under a treaty. Distributions made out of “qualified interest income” or net short-term capital gain in any taxable year beginning before January 1, 2012 will generally not be subject to this withholding tax. If, however, a Non-U.S. Stockholder who is an individual has been present in the United States for 183 days or more during the taxable year and meets certain other conditions, any such distribution of net short-term capital gain will be subject to U.S. federal income tax at a rate of 30% (or lower rate provided by an applicable income tax treaty).

Actual or deemed distributions of our net capital gains to a Non-U.S. Stockholder, and gains realized by a Non-U.S. Stockholder upon the sale of our stock, will not be subject to withholding of U.S. federal income tax and generally will not be subject to U.S. federal income tax unless the Non-U.S. Stockholder is an individual, has been present in the United States for 183 days or more during the taxable year, and certain other conditions are satisfied.

If we distribute our net capital gains in the form of deemed rather than actual distributions (which we may do in the future), a Non-U.S. Stockholder may be entitled to a federal income tax credit or tax refund equal to the stockholder’s allocable share of the tax we paid on the capital gains deemed to have been distributed. In order to obtain the refund, the Non-U.S. Stockholder must obtain a U.S. taxpayer identification number and file a federal income tax return even if the Non-U.S. Stockholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a federal income tax return.

A Non-U.S. Stockholder who is a non-resident alien individual, and who is otherwise subject to withholding of federal income tax, may be subject to information reporting and backup withholding of federal income tax on dividends unless the Non-U.S. Stockholder provides us or the dividend paying agent with an IRS Form W-8BEN (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a Non-U.S. Stockholder or otherwise establishes an exemption from backup withholding. The amount of any backup withholding from a payment to  a  Non-U.S.  Stockholder  will  be  allowed  as  a  credit  against  such  Non-U.S. Stockholder’s United States federal income tax liability and may entitle such holder to a refund, provided that the required information is furnished to the Internal Revenue Service.

Non-U.S. persons should consult their own tax advisers with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in the shares.

Additional Considerations

Unearned Income Medicare Tax.   For taxable years beginning after December 31, 2012, a 3.8 percent tax generally is imposed on some or all of the net investment income of certain individuals with modified adjusted gross income of over $200,000 ($250,000 in the case of joint filers or surviving spouses or $125,000 if married and filing separately) and on some or all of the undistributed net investment income of certain estates and trusts. With respect to individuals, the tax is imposed on the lesser of (i) the individual’s net investment income for such taxable year or (ii) the excess of the individual’s modified adjusted gross income for such taxable year over the applicable threshold amount (generally $200,000 but $250,000 if filing jointly or a surviving spouse and $125,000 if married and filing separately).  For these purposes, “net investment income” will generally include interest (including interest on our debt securities), dividends (including dividends paid with respect to our stock), annuities, royalties, rent, net gain attributable to the disposition of property not held in a trade or business (including net gain from the sale, exchange or other taxable disposition of shares of our stock and debt securities) and certain other income, but will be reduced by any deductions properly allocable to such income or net gain.

Foreign Account Tax Compliance Act (“FATCA”) Withholding. Sections 1471 through 1474 of the Code (“FATCA”) generally impose a U.S. federal withholding tax of 30% on certain payments of dividends, interest or gross proceeds from the disposition of stock or a debt instrument paid to certain non-U.S. entities, including certain foreign financial institutions and investment funds, unless such non-U.S. entity complies with certain reporting requirements regarding its U.S. account holders and its U.S. owners. The new withholding obligations do not apply to payments on, or with respect to, debt obligations that are outstanding on July 1, 2014 unless such obligations are significantly modified (and thus are treated as being reissued for U.S. federal income tax purposes) after such date. Non-U.S. holders should consult their own tax advisors regarding FATCA and whether it may be relevant to their acquisition, ownership and disposition of the Notes.

The foregoing is a general and abbreviated summary of the provisions of the Code and the treasury regulations in effect as they directly govern the taxation of the Company and its security holders. These provisions are subject to change by legislative and administrative action, and any such change may be retroactive.  Security holders (and prospective holders) are urged to consult their tax advisers regarding specific questions as to U.S. federal, foreign, state, local income or other taxes.

DETERMINATION OF NET ASSET VALUE

We compute the NAV of our common stock as of the close of trading of the NYSE (normally 4:00 p.m. Eastern time) no less frequently than the last business day of each calendar month and at such other times as the Board may determine. When considering an offering of common stock, we calculate our NAV on a more frequent basis, generally daily, to the extent necessary to comply with the provisions of the 1940 Act. We currently make our NAV available for publication daily.  The NAV per share of common stock equals our NAV divided by the number of outstanding shares of common stock. Our NAV equals the value of our total assets (the value of the securities held plus cash or other assets, including interest accrued but not yet received and net deferred tax assets) less (i) all of our liabilities (including accrued expenses and both current and net deferred tax liabilities), (ii) accumulated and unpaid distributions on any outstanding preferred stock, (iii) the aggregate liquidation preference of any outstanding preferred stock, (iv) accrued and unpaid interest payments on any outstanding indebtedness, (v) the aggregate principal amount of any outstanding indebtedness, and (vi) any distributions payable on our common stock.

Pursuant to an agreement with U.S. Bancorp Fund Services, LLC (the “Accounting Services Provider”), the Accounting Services Provider values our assets in accordance with valuation procedures adopted by the Board of Directors. The Accounting Services Provider obtains securities market quotations from independent pricing services approved by the Adviser and ratified by the Board of Directors. Securities for which market quotations are readily available shall be valued at “market value.” Any other securities shall be valued “pursuant to fair value methodologies approved by the Board.”

Valuation of certain assets at market value will be as follows:

•
for equity securities, the Accounting Services Provider will first use readily available market quotations and will obtain direct written broker-dealer quotations if a security is not traded on an exchange or over-the-counter or quotations are not available from an approved pricing service;

•
for fixed income securities, the Accounting Services Provider will use readily available market quotations based upon the last sale price of a security on the day we value our assets or a market value from a pricing service or by obtaining a direct written broker-dealer quotation from a dealer who has made a market in the security; and

•	other assets will be valued at market value pursuant to the valuation procedures.

If the Accounting Services Provider cannot obtain a market value or the Adviser determines that the value of a security as so obtained does not represent a fair value as of the valuation time (due to a significant development subsequent to the time its price is determined or otherwise), fair value for the security shall be determined pursuant to the valuation procedures. A report of any prices determined pursuant to fair value methodologies will be presented to the Board of Directors or a designated committee thereof for approval at the next regularly scheduled board meeting.

AUTOMATIC DIVIDEND REINVESTMENT PLAN

Our Automatic Dividend Reinvestment Plan (the “Plan”) allows participating common stockholders to reinvest distributions in additional shares of our common stock. Shares of common stock will be issued by us under the Plan when our common stock is trading at a premium to NAV. If our common stock is trading at a discount to NAV, shares distributed under the Plan will be purchased on the open market at market price. Shares of common stock issued directly from us under the Plan will be acquired at the greater of (1) NAV at the close of business on the payment date of the distribution or (2) 95% of the market price per common share on the distribution payment date. See below for more details about the Plan.

Automatic Dividend Reinvestment

If a stockholder’s shares are registered directly with us or with a brokerage firm that participates in our Plan, all distributions are automatically reinvested for stockholders by the Plan Agent, Computershare Trust Company, N.A. (the “Plan Agent”), in additional shares of our common stock (unless a stockholder is ineligible or elects otherwise). Stockholders who elect not to participate in the Plan will receive all distributions payable in cash paid by check mailed directly to the stockholder of record (or, if the shares are held in street or other nominee name, then to such nominee) by the Plan Agent, as dividend paying agent. Such stockholders may elect not to participate in the Plan and to receive all distributions in cash by sending written, telephone or Internet instructions to the Plan Agent, as dividend paying agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by giving notice in writing to the Plan Agent; such termination will be effective with respect to a particular distribution if notice is received prior to the record date for such distribution.

Whenever we declare a distribution payable either in shares or in cash, non-participants in the Plan will receive cash, and participants in the Plan will receive the amount set forth below in shares of common stock. The shares are acquired by the Plan Agent for the participant’s account, depending upon the circumstances described below, either (i) through receipt of additional common stock directly from us (“Additional Common Stock”) or (ii) by purchase of outstanding common stock on the open market (“open-market purchases”) on the NYSE or elsewhere. If, on the payment date, the NAV per share of our common stock is equal to or less than the market price per share of common stock plus estimated brokerage commissions (such condition being referred to herein as “market premium”), the Plan Agent will receive Additional Common Stock from us for each participant’s account. The number of shares of Additional Common Stock to be credited to the participant’s account will be determined by dividing the dollar amount of the distribution by the greater of (i) the NAV per share of common stock on the payment date, or (ii) 95% of the market price per share of common stock on the payment date.

If, on the payment date, the NAV per share of common stock exceeds the market price plus estimated brokerage commissions (such condition being referred to herein as “market discount”), the Plan Agent will invest the distribution amount in shares acquired in open-market purchases as soon as practicable but not later than thirty (30) days following the payment date. We expect to declare and pay quarterly distributions. The weighted average price (including brokerage commissions) of all common stock purchased by the Plan Agent as Plan Agent will be the price per share of common stock allocable to each participant.

The Plan Agent maintains all stockholders’ accounts in the Plan and furnishes written confirmation of each acquisition made for the participant’s account as soon as practicable, but in no event later than 60 days after the date thereof. Shares in the account of each Plan participant may be held by the Plan Agent in non-certificated form in the Plan Agent’s name or that of its nominee, and each stockholder’s proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held pursuant to the Plan first in accordance with the instructions of the participants, and then with respect to any proxies not returned by such participant, in the same proportion as the Plan Agent votes the proxies returned by the participants.

There are no brokerage charges with respect to shares issued directly by us as a result of distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of distributions. If a participant elects to have the Plan Agent sell part or all of his or her common stock and remit the proceeds, such participant will be charged his or her pro rata share of brokerage commissions on the shares sold plus a $15.00 transaction fee plus $0.05 per share.

The automatic reinvestment of distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such distributions. See “Certain Federal Income Tax Matters.”

Stockholders participating in the Plan may receive benefits not available to stockholders not participating in the Plan. If the market price plus commissions of our shares of common stock is higher than the NAV, participants in the Plan will receive shares of our common stock at less than they could otherwise purchase such shares and will have shares with a cash value greater than the value of any cash distribution they would have received on their shares. If the market price plus commissions is below the NAV, participants will receive distributions of shares of common stock with a NAV greater than the value of any cash distribution they would have received on their shares. However, there may be insufficient shares available in the market to make distributions in shares at prices below the NAV. Also, because we do not redeem our common stock, the price on resale may be more or less than the NAV. See “Certain Federal Income Tax Matters” for a discussion of the federal income tax consequences of the Plan.

General

Experience under the Plan may indicate that changes are desirable. Accordingly, we reserve the right to amend or terminate the Plan if in the judgment of the Board of Directors such a change is warranted. The Plan may be terminated by the Plan Agent or us upon notice in writing mailed to each participant at least 60 days prior to the effective date of the termination. Upon any termination, the Plan Agent will cause a certificate or certificates to be issued for the full shares held by each participant under the Plan and cash adjustment for any fraction of a share of common stock at the then current market value of common stock to be delivered to him or her. If preferred, a participant may request the sale of all of the common stock held by the Plan Agent in his or her Plan account in order to terminate participation in the Plan. If such participant elects in advance of such termination to have the Plan Agent sell part or all of his or her shares, the Plan Agent is authorized to deduct from the proceeds a $15.00 transaction fee plus a $0.05 fee per share for the transaction. If a participant has terminated his or her participation in the Plan but continues to have common stock registered in his or her name, he or she may re-enroll in the Plan at any time by notifying the Plan Agent in writing at the address below. The terms and conditions of the Plan may be amended by the Plan Agent or by us at any time. Any such amendments to the Plan may be made by mailing to each participant appropriate written notice at least 30 days prior to the effective date of the amendment, except, when necessary or appropriate to comply with applicable law or the rules or policies of the SEC or any other regulatory authority, such prior notice does not apply. The amendment shall be deemed to be accepted by each participant unless, prior to the effective date thereof, the Plan Agent receives notice of the termination of the participant’s account under the Plan. Any such amendment may include an appointment by the Plan Agent of a successor Plan Agent, subject to our prior written approval of the successor Plan Agent.

All correspondence concerning the Plan should be directed to Computershare Trust Company, N.A., P.O. Box 30170, College Station, TX 77842-3170.

DESCRIPTION OF SECURITIES

The information contained under this heading is only a summary and is subject to the provisions contained in our Charter and Bylaws and the laws of the State of Maryland.

Common Stock

General.  Our Charter authorizes us to issue up to 100,000,000 shares of common stock, $0.001 par value per share. The Board of Directors may, without any action by the stockholders, amend our Charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that we have authority to issue under our Charter and the 1940 Act. Additionally, the Charter authorizes our Board of Directors, without any action by our stockholders, to classify and reclassify any unissued common stock and preferred stock into other classes or series of stock from time to time by setting or changing the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to distributions, qualifications and terms and conditions of redemption for each class or series. Although there is no present intention of doing so, we could issue a class or series of stock that could delay, defer or prevent a transaction or a change in control of us that might otherwise be in the stockholders’ best interests. Under Maryland law, stockholders generally are not liable for our debts or obligations.

All common stock offered pursuant to this prospectus and any related prospectus supplement will be, upon issuance, duly authorized, fully paid and nonassessable. All outstanding common stock offered pursuant to this prospectus and any related prospectus supplement will be of the same class and will have identical rights, as described below. Holders of shares of common stock are entitled to receive distributions when authorized by the Board of Directors and declared by us out of assets legally available for the payment of distributions. Holders of common stock have no preference, conversion, exchange, sinking fund, redemption or appraisal rights and have no preemptive rights to subscribe for any of our securities. All shares of common stock have equal distribution, liquidation and other rights.

Distributions.  We expect to pay quarterly cash distributions to our common stockholders.  We expect that the source of the cash payments will constitute investment company taxable income, as well as long-term capital gains or return of capital from such investments.  Investment company taxable income includes, among other items, dividends, operational income from MLPs, interest and net short-term capital gains, less expenses. Long-term capital gains reflect the realized market price received in the sale of an investment security in excess of its cost basis, less net capital losses, including any capital loss carryforwards. Since, as a RIC, we may invest up to 25% of our total assets in MLPs, a portion of distributions received from our investments may be sourced as return of capital. This may be due to a variety of factors, including that the MLP may have significant non-cash deductions, such as accelerated depreciation.  However, since we may only invest up to 25% of our Total Assets in MLPs, our Adviser does not anticipate a significant portion of our distributions to stockholders will be characterized as return of capital; rather, it expects the significant sources of such distributions to be investment company taxable income and net capital gain. Our Board of Directors has adopted a policy of declaring what it believes to be sustainable distributions.  It is expected that we will declare and pay a distribution to holders of common stock at the end of each fiscal quarter. There is no assurance that we will continue to make regular distributions.

If a stockholder’s shares are registered directly with us or with a brokerage firm that participates in the Plan, distributions will be automatically reinvested in additional common stock under the Plan unless a stockholder elects to receive distributions in cash. If a stockholder elects to receive distributions in cash, payment will be made by check. The federal income tax treatment of distributions is the same whether they are reinvested in our shares or received in cash. See “Automatic Dividend Reinvestment Plan.”

The yield on our common stock will likely vary from period to period depending on factors including the following:

•	market conditions;

•	the timing of our investments in portfolio securities;

•	the securities comprising our portfolio;

•	changes in interest rates (including changes in the relationship between short-term rates and long-term rates);

•	the amount and timing of the use of borrowings and other leverage by us;

•	the effects of leverage on our common stock (discussed above under “Leverage”);

•	the timing of the investment of offering proceeds and leverage proceeds in portfolio securities; and

•	our net assets and operating expenses.

Consequently, we cannot guarantee any particular yield on our common stock, and the yield for any given period is not an indication or representation of future yields on the common stock.

Limitations on Distributions.  So long as shares of preferred stock are outstanding, holders of shares of common stock will not be entitled to receive any distributions from us unless we have paid all accumulated distributions on preferred stock, and unless asset coverage (as defined in the 1940 Act) with respect to preferred stock would be at least 200% after giving effect to such distributions. See “Leverage.”

So long as senior securities representing indebtedness are outstanding, holders of shares of common stock will not be entitled to receive any distributions from us unless we have paid all accrued interest on such senior indebtedness, and unless asset coverage (as defined in the 1940 Act) with respect to any outstanding senior indebtedness would be at least 300% after giving effect to such distributions. See “Leverage.”

Liquidation Rights.  Common stockholders are entitled to share ratably in the assets legally available for distribution to stockholders in the event of liquidation, dissolution or winding up, after payment of or adequate provision for all known debts and liabilities, including any outstanding debt securities or other borrowings and any interest accrued thereon. These rights are subject to the preferential rights of any other class or series of our stock, including the preferred stock. The rights of common stockholders upon liquidation, dissolution or winding up are subordinated to the rights of holders of Tortoise Notes and Tortoise Preferred Shares.

Voting Rights.  Each outstanding share of common stock entitles the holder to one vote on all matters submitted to a vote of stockholders, including the election of directors. The presence of the holders of shares of stock entitled to cast a majority of the votes entitled to be cast (without regard to class) shall constitute a quorum at a meeting of stockholders. The Charter provides that, except as otherwise provided in the Bylaws, directors shall be elected by the affirmative vote of the holders of a majority of the shares of stock outstanding and entitled to vote thereon. The Bylaws provide that directors are elected by a plurality of all the votes cast at a meeting of stockholders duly called and at which a quorum is present. There is no cumulative voting in the election of directors. Consequently, at each annual meeting of stockholders, the holders of a majority of the outstanding shares of stock entitled to vote will be able to elect all of the successors of the class of directors whose terms expire at that meeting provided that holders of preferred stock have the right to elect two directors at all times. Pursuant to the Charter and Bylaws, the Board of Directors may amend the Bylaws to alter the vote required to elect directors.

Under the rules of the NYSE applicable to listed companies, we normally will be required to hold an annual meeting of stockholders in each fiscal year. If we are converted to an open-end company or if for any other reason the shares are no longer listed on the NYSE (or any other national securities exchange the rules of which require annual meetings of stockholders), we may amend our Bylaws so that we are not otherwise required to hold annual meetings of stockholders.

Issuance of Additional Shares.  The provisions of the 1940 Act generally require that the public offering price of common stock of a closed-end investment company (less underwriting commissions and discounts) must equal or exceed the NAV of such company’s common stock (calculated within 48 hours of pricing), unless such sale is made with the consent of a majority of the company’s outstanding common stockholders.

Market.  Our common stock trades on the NYSE under the ticker symbol “TTP.” Common stock issued pursuant to this prospectus and related prospectus supplement will trade on the NYSE.

Transfer Agent, Dividend Paying Agent and Automatic Dividend Reinvestment Plan Agent.  Computershare Trust Company, N.A., P.O. Box 30170, College Station, TX 77842-3170, serves as the transfer agent and the Automatic Dividend Reinvestment Plan agent and Computershare, Inc. serves as the dividend paying agent for our common stock.

Preferred Stock

General.  Our Charter authorizes the issuance of up to 10,000,000 shares of preferred stock, with preferences, conversion or other rights, voting powers, restrictions, limitations as to distributions, qualifications and terms and conditions or redemption as determined by the Board of Directors.

The Board of Directors may, without any action by the stockholders, amend our Charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that we have authority to issue. Additionally, the Charter authorizes the Board of Directors, without any action by the stockholders, to classify and reclassify any unissued preferred stock into other classes or series of stock from time to time by setting or changing the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to distributions, qualifications and terms and conditions of redemption for each class or series.

Preferred stock ranks junior to our debt securities, and senior to all common stock. Under the 1940 Act, we may only issue one class of senior equity securities, which in the aggregate may represent no more than 50% of our total assets. So long as Tortoise Preferred Shares are outstanding, additional issuances of preferred stock must be considered to be of the same class as Tortoise Preferred Shares under the 1940 Act and interpretations thereunder and must rank on a parity with the Tortoise Preferred Shares with respect to the payment of distributions and upon the distribution of our assets. The details on how to buy and sell preferred stock will be described in a related prospectus supplement, including the following:

•	the form and title of the security;

•	the aggregate liquidation preference of preferred stock;

•	the distribution rate of the preferred stock;

•	any optional or mandatory redemption provisions;

•	any provisions concerning conversion, amortization, sinking funds, and/or retirement;

•	any transfer agent, paying agents or security registrar; and

•	any other terms of the preferred stock.

Distributions.  Holders of preferred stock will be entitled to receive cash distributions, when, as and if authorized by the Board of Directors and declared by us, out of funds legally available therefor. The prospectus supplement for preferred stock will describe the distribution payment provisions for those shares. Distributions so declared and payable shall be paid to the extent permitted under Maryland law and to the extent available and in preference to and priority over any distribution declared and payable on the common stock.

Limitations on Distributions.  So long as we have senior securities representing indebtedness outstanding, holders of preferred stock will not be entitled to receive any distributions from us unless asset coverage (as defined in the 1940 Act) with respect to outstanding debt securities and preferred stock would be at least 200% after giving effect to such distributions. See “Leverage.”

Liquidation Rights.  In the event of any voluntary or our involuntary liquidation, dissolution or winding up, the holders of preferred stock would be entitled to receive a preferential liquidating distribution, which is expected to equal the original purchase price per share plus accumulated and unpaid distributions, whether or not declared, before any distribution of assets is made to holders of common stock. After payment of the full amount of the liquidating distribution to which they are entitled, the holders of preferred stock will not be entitled to any further participation in any distribution of our assets. Preferred stock ranks junior to our debt securities upon liquidation, dissolution or winding up.

Voting Rights.  Except as otherwise indicated in the Charter or Bylaws, or as otherwise required by applicable law, holders of preferred stock have one vote per share and vote together with holders of common stock as a single class.

The 1940 Act requires that the holders of any preferred stock, voting separately as a single class, have the right to elect at least two directors at all times. The remaining directors will be elected by holders of common stock and preferred stock, voting together as a single class. In addition, subject to the prior rights, if any, of the holders of any other class of senior securities outstanding (including Tortoise Notes), the holders of any shares of preferred stock have the right to elect a majority of the directors at any time two years’ accumulated distributions on any preferred stock are unpaid. The 1940 Act also requires that, in addition to any approval by stockholders that might otherwise be required, the approval of the holders of a majority of shares of any outstanding preferred stock, voting separately as a class, would be required to (i) adopt any plan of reorganization that would adversely affect the preferred stock, and (ii) take any action requiring a vote of security holders under Section 13(a) of the 1940 Act, including, among other things, changes in our subclassification as a closed-end investment company or changes in our fundamental investment restrictions. See “Certain Provisions in the Company’s Charter and Bylaws.” As a result of these voting rights, our ability to take any such actions may be impeded to the extent that any shares of our preferred stock are outstanding.

The affirmative vote of the holders of a majority of the outstanding preferred stock determined with reference to a “majority of outstanding voting Securities” (as such term is defined in the 1940 Act) voting as a separate class, will generally be required to amend, alter or repeal any of the preferences, rights or powers of holders of preferred stock so as to affect materially and adversely such preferences, rights or powers. The class vote of holders of preferred stock described above will in each case be in addition to any other vote required to authorize the action in question.

We will have the right (to the extent permitted by applicable law) to purchase or otherwise acquire any preferred stock, so long as we are current in the payment of distributions on the preferred stock and on any other of our shares ranking on a parity with the preferred stock with respect to the payment of distributions or upon liquidation.

Market.  The details on how to buy and sell preferred stock, along with other terms of preferred stock, will be described in a related prospectus supplement. We cannot assure you that any secondary market will exist or, that if a secondary market does exist, whether it will provide holders with liquidity.

Book-Entry, Delivery and Form.  Unless otherwise indicated in the related prospectus supplement, preferred stock will be issued in book-entry form and will be represented by one or more share certificates in registered global form. The global certificates will be held by The Depository Trust Company (“DTC”) and registered in the name of Cede & Co., as nominee of DTC. DTC will maintain the certificates in specified denominations per share through its book-entry facilities.

We may treat the persons in whose names any global certificates are registered as the owners thereof for the purpose of receiving payments and for any and all other purposes whatsoever. Therefore, so long as DTC or its nominee is the registered owner of the global certificates, DTC or such nominee will be considered the sole holder of outstanding preferred stock.

A global certificate may not be transferred except as a whole by DTC, its successors or their respective nominees, subject to the provisions restricting transfers of shares contained in the related articles supplementary.

Debt Securities

General.  Under Maryland law and our Charter, we may borrow money, without prior approval of holders of common and preferred stock to the extent permitted by our investment restrictions and the 1940 Act. We may issue debt securities, including additional Tortoise Notes, or other evidence of indebtedness (including bank borrowings or commercial paper) and may secure any such notes or borrowings by mortgaging, pledging or otherwise subjecting as security our assets to the extent permitted by the 1940 Act or rating agency guidelines. Any borrowings, including without limitation the Tortoise Notes, will rank senior to the preferred stock and the common stock.

Under the 1940 Act, we may only issue one class of senior securities representing indebtedness, which in the aggregate, may represent no more than 33 1/3% of our total assets. So long as Tortoise Notes are outstanding, additional debt securities must rank on a parity with Tortoise Notes with respect to the payment of interest and upon the distribution of our assets. A prospectus supplement will include specific terms relating to the offering. Subject to the limitations of the 1940 Act, we may issue debt securities, in which case the details on how to buy and sell such debt securities, along with other terms of such debt securities, will be described in a related prospectus supplement. The terms to be stated in a prospectus supplement will include the following:

•	the form and title of the security;

•	the aggregate principal amount of the securities;

•	the interest rate of the securities;

•	the maturity dates on which the principal of the securities will be payable;

•	any events of default or covenants;

•	any optional or mandatory redemption provisions;

•	any provisions concerning conversion, amortization, sinking funds, and/or retirement;

•	the trustees, transfer agent, paying agents or security registrar; and

•	any other terms of the securities.

Interest.  For debt securities, the prospectus supplement will describe the interest payment provisions relating to those debt securities. Interest on debt securities shall be payable when due as described in the related prospectus supplement. If we do not pay interest when due, it will trigger an event of default and we will be restricted from declaring distributions and making other distributions with respect to our common stock and preferred stock.

Limitations.  Under the requirements of the 1940 Act, immediately after issuing any senior securities representing indebtedness, we must have an asset coverage of at least 300%. Asset coverage means the ratio which the value of our total assets, less all liabilities and indebtedness not represented by senior securities, bears to the aggregate amount of senior securities representing indebtedness. We currently are subject to certain restrictions imposed by guidelines of one or more rating agencies that have issued ratings for outstanding Tortoise Notes, including restrictions related to asset coverage and portfolio composition. Such restrictions may be more stringent than those imposed by the 1940 Act. Other types of borrowings also may result in our being subject to similar covenants in credit agreements.

Events of Default and Acceleration of Maturity of Debt Securities; Remedies.  Unless stated otherwise in the related prospectus supplement, it is anticipated that any one of the following events will constitute an “event of default” for that series:

•	default in the payment of any interest upon a series of debt securities when it becomes due and payable and the continuance of such default for 30 days;

•	default in the payment of the principal of, or premium on, a series of debt securities at its stated maturity;

•
default in the performance, or breach, of any covenant or warranty of ours in any document governing the Tortoise Notes, and continuance of such default or breach for a period of 90 days after written notice has been given to us;

•	certain voluntary or involuntary proceedings involving us and relating to bankruptcy, insolvency or other similar laws;

•	if, on the last business day of each of twenty-four consecutive calendar months, the debt securities have a 1940 Act asset coverage of less than 100%; or

•	any other “event of default” provided with respect to a series, including a default in the payment of any redemption price payable on the redemption date.

Upon the occurrence and continuance of an event of default, the holders of a majority in principal amount of a series of outstanding debt securities or the trustee may declare the principal amount of that series of debt securities immediately due and payable upon written notice to us. A default that relates only to one series of debt securities does not affect any other series and the holders of such other series of debt securities are generally not entitled to receive notice of such a default. Upon an event of default relating to bankruptcy, insolvency or other similar laws, acceleration of maturity occurs automatically with respect to all series. At any time after a declaration of acceleration with respect to a series of debt securities has been made, and before a judgment or decree for payment of the money due has been obtained, the holders of a majority in principal amount of the outstanding debt securities of that series, by written notice to us and the trustee, may rescind and annul the declaration of acceleration and its consequences if all events of default with respect to that series of debt securities, other than the non-payment of the principal of that series of debt securities which has become due solely by such declaration of acceleration, have been cured or waived and other conditions have been met.

Liquidation Rights.  In the event of (a) any insolvency or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding in connection therewith, relative to us or to our creditors, as such, or to our assets, or (b) any liquidation, dissolution or other winding up of the Company, whether voluntary or involuntary and whether or not involving insolvency or bankruptcy, or (c) any assignment for the benefit of creditors or any other marshalling of assets and liabilities of ours, then (after any payments with respect to any secured creditor of ours outstanding at such time) and in any such event the holders of debt securities shall be entitled to receive payment in full of all amounts due or to become due on or in respect of all debt securities (including any interest accruing thereon after the commencement of any such case or proceeding), or provision shall be made for such payment in cash or cash equivalents or otherwise in a manner satisfactory to the holders of the debt securities, before the holders of any common or preferred stock of the Company are entitled to receive any payment on account of any redemption proceeds, liquidation preference or distributions from such shares. The holders of debt securities shall be entitled to receive, for application to the payment thereof, any payment or distribution of any kind or character, whether in cash, property or securities, including any such payment or distribution which may be payable or deliverable by reason of the payment of any other indebtedness of ours being subordinated to the payment of the debt securities, which may be payable or deliverable in respect of the debt securities in any such case, proceeding, dissolution, liquidation or other winding up event.

Unsecured creditors of ours may include, without limitation, service providers including the Adviser, custodian, administrator, broker-dealers and the trustee, pursuant to the terms of various contracts with us. Secured creditors of ours may include without limitation parties entering into any interest rate swap, floor or cap transactions, or other similar transactions with us that create liens, pledges, charges, security interests, security agreements or other encumbrances on our assets.

A consolidation, reorganization or merger of the Company with or into any other company, or a sale, lease or exchange of all or substantially all of our assets in consideration for the issuance of equity securities of another company shall not be deemed to be a liquidation, dissolution or winding up of the Company.

Voting Rights.  Debt securities have no voting rights, except to the extent required by law or as otherwise provided in the documents governing the Tortoise Notes relating to the acceleration of maturity upon the occurrence and continuance of an event of default. In connection with any other borrowings (if any), the 1940 Act does in certain circumstances grant to the lenders certain voting rights in the event of default in the payment of interest on or repayment of principal.

Market.  The details on how to buy and sell our debt securities, along with other terms of such debt securities, will be described in a related prospectus supplement. We cannot assure you that any secondary market will exist or if a secondary market does exist, whether it will provide holders with liquidity.

Book-Entry, Delivery and Form.  Unless otherwise stated in the related prospectus supplement, debt securities will be issued in book-entry form and will be represented by one or more notes in registered global form. The global notes will be deposited with a custodian for DTC and registered in the name of Cede & Co., as nominee of DTC. DTC will maintain the notes in designated denominations through its book-entry facilities.

We may treat the persons in whose names any notes, including the global notes, are registered as the owners thereof for the purpose of receiving payments and for any and all other purposes whatsoever. Therefore, so long as DTC or its nominee is the registered owner of the global notes, DTC or such nominee will be considered the sole holder of outstanding notes. We may give effect to any written certification, proxy or other authorization furnished by DTC or its nominee.

A global note may not be transferred except as a whole by DTC, its successors or their respective nominees. Interests of beneficial owners in the global note may be transferred or exchanged for definitive securities in accordance with the rules and procedures of DTC. In addition, a global note may be exchangeable for notes in definitive form if:

•	DTC notifies us that it is unwilling or unable to continue as a depository and we do not appoint a successor within 60 days;

•	we, at our option, notify the appropriate party in writing that we elect to cause the issuance of notes in definitive form; or

•	an event of default has occurred and is continuing.

In each instance, upon surrender by DTC or its nominee of the global note, notes in definitive form will be issued to each person that DTC or its nominee identifies as being the beneficial owner of the related notes.

The holder of any global note may grant proxies and otherwise authorize any person, including its participants and persons who may hold interests through DTC participants, to take any action which a holder is entitled to take.

RATING AGENCY GUIDELINES

The Rating Agencies, which assign ratings to our senior securities, impose asset coverage requirements, which may limit our ability to engage in certain types of transactions and may limit our ability to take certain actions without confirming that such action will not impair the ratings. As of the date of this prospectus, the outstanding Tortoise Notes and Tortoise Preferred Shares are currently rated by Fitch.  Fitch, and any other agency that may rate our debt securities or preferred stock in the future, are collectively referred to as the “Rating Agencies.”

We may, but are not required to, adopt any modification to the guidelines that may hereafter be established by any Rating Agency. Failure to adopt any modifications, however, may result in a change in the ratings described above or a withdrawal of ratings altogether. In addition, any Rating Agency may, at any time, change or withdraw any rating. The Board may, without stockholder approval, modify, alter or repeal certain of the definitions and related provisions which have been adopted pursuant to each Rating Agency’s guidelines (“Rating Agency Guidelines”) only in the event we receive written confirmation from the Rating Agency or Agencies that any amendment, alteration or repeal would not impair the ratings then assigned to the senior securities.

We are required to satisfy two separate asset maintenance requirements with respect to outstanding debt securities and with respect to outstanding preferred stock: (1) we must maintain assets in our portfolio that have a value, discounted in accordance with guidelines set forth by each Rating Agency, at least equal to the aggregate principal amount/aggregate liquidation preference of the debt securities/preferred stock, respectively, plus specified liabilities, payment obligations and other amounts (the “Basic Maintenance Amount”); and (2) we must satisfy the 1940 Act asset coverage requirements.

Basic Maintenance Amounts.  We must maintain, as of each valuation date on which senior securities are outstanding, eligible assets having an aggregate discounted value at least equal to the applicable Basic Maintenance Amount, which is calculated separately for debt securities and preferred stock for each Rating Agency that is then rating the senior securities and so requires. If we fail to maintain eligible assets having an aggregated discounted value at least equal to the applicable Basic Maintenance Amount as of any valuation date and such failure is not cured, we will be required in certain circumstances to redeem certain of the senior securities.

The applicable Basic Maintenance Amount is defined in the Rating Agency’s Guidelines. Each Rating Agency may amend the definition of the applicable Basic Maintenance Amount from time to time.

The market value of our portfolio securities (used in calculating the discounted value of eligible assets) is calculated using readily available market quotations when appropriate, and in any event, consistent with our valuation procedures. For the purpose of calculating the applicable Basic Maintenance Amount, portfolio securities are valued in the same manner as we calculate our NAV. See “Determination of Net Asset Value.”

Each Rating Agency’s discount factors, the criteria used to determine whether the assets held in our portfolio are eligible assets, and the guidelines for determining the discounted value of our portfolio holdings for purposes of determining compliance with the applicable Basic Maintenance Amount are based on Rating Agency Guidelines established in connection with rating the senior securities. The discount factor relating to any asset, the applicable basic maintenance amount requirement, the assets eligible for inclusion in the calculation of the discounted value of our portfolio and certain definitions and methods of calculation relating thereto may be changed from time to time by the applicable Rating Agency, without our approval, or the approval of our Board of Directors or stockholders.

A Rating Agency’s Guidelines will apply to the senior securities only so long as that Rating Agency is rating such securities. We will pay certain fees to Fitch and any other Rating Agency that may provide a rating for the senior securities. The ratings assigned to the senior securities are not recommendations to buy, sell or hold the senior securities. Such ratings may be subject to revision or withdrawal by the assigning Rating Agency at any time.

1940 Act Asset Coverage.  We are also required to maintain, with respect to senior securities, as of the last business day on any month in which any senior securities are outstanding, asset coverage of at least 300% for debt securities and 200% for preferred stock (or such other percentage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities representing shares of a closed-end investment company as a condition of declaring distributions on its common stock).  Notwithstanding the foregoing, we have agreed, while the Tortoise Preferred Shares are outstanding, to maintain asset coverage of at least 225%.  If we fail to maintain the applicable 1940 Act or other more stringent agreed upon asset coverage as of the last business day of the week, month or other period required with respect to the applicable senior security and such failure is not cured within 30 days (the “Asset Coverage Cure Date”), we will be required to redeem certain senior securities.

Notices.  Under the current Rating Agency Guidelines, in certain circumstances, we are required to deliver to any Rating Agency which is then rating the senior securities (1) a certificate with respect to the calculation of the applicable Basic Maintenance Amount; (2) a certificate with respect to the calculation of the applicable 1940 Act asset coverage and the value of our portfolio holdings; and (3) a letter prepared by our independent accountants regarding the accuracy of such calculations.

Notwithstanding anything herein to the contrary, the Rating Agency Guidelines, as they may be amended from time to time by each Rating Agency will be reflected in a written document and may be amended by each Rating Agency without the vote, consent or approval of the Company, the Board of Directors or any stockholder of the Company.

A summary of the current Rating Agency Guidelines are included as Appendix A to our statement of additional information.  The full Rating Agency Guidelines will be provided to any holder of senior securities promptly upon request made by such holder to the Company by writing the Company at 11550 Ash Street, Suite 300, Leawood, Kansas 66211.

CERTAIN PROVISIONS IN THE COMPANY’S CHARTER AND BYLAWS

The following description of certain provisions of the Charter and Bylaws is only a summary. For a complete description, please refer to the Charter and Bylaws, which have been filed as exhibits to our registration statement on Form N-2, of which this prospectus forms a part.

The Maryland General Corporation Law and our Charter and Bylaws include provisions that could delay, defer or prevent other entities or persons from acquiring control of us, causing us to engage in certain transactions or modifying our structure. These provisions may be regarded as “anti-takeover” provisions. Such provisions could limit the ability of stockholders to sell their shares at a premium over the then-current market prices by discouraging a third party from seeking to obtain control of us.  We have not elected to become subject to the Maryland Control Share Acquisition Act.

Classification of the Board of Directors; Election of Directors

Our Charter provides that the number of directors may be established only by the Board of Directors pursuant to the Bylaws, but may not be less than one. The Bylaws provide that, unless the Bylaws are amended, the number of directors may not be greater than nine. Subject to any applicable limitations of the 1940 Act, any vacancy may be filled, at any regular meeting or at any special meeting called for that purpose, only by a majority of the remaining directors, even if those remaining directors do not constitute a quorum. Pursuant to the Charter, the Board of Directors is divided into three classes: Class I, Class II and Class III. Upon the expiration of their current terms, which expire in 2020, 2021 and 2019, respectively, directors of each class will be elected to serve until the third annual meeting following their election and until their successors are duly elected and qualify. Each year only one class of directors will be elected by the stockholders. The classification of the Board of Directors should help to assure the continuity and stability of our strategies and policies as determined by the Board of Directors.

The classified Board provision could have the effect of making the replacement of incumbent directors more time-consuming and difficult. At least two annual meetings of stockholders, instead of one, generally will be required to effect a change in a majority of the Board of Directors. Thus, the classified Board provision could increase the likelihood that incumbent directors will retain their positions. The staggered terms of directors may delay, defer or prevent a change in control of the Board, even though a change in control might be in the best interests of the stockholders.

Removal of Directors

The Charter provides that, subject to the rights of holders of one or more classes or series of preferred stock to elect or remove one or more directors, a director may be removed only for cause and only by the affirmative vote of at least two-thirds of the votes entitled to be cast in the election of directors. This provision, when coupled with the provision in the charter and Bylaws authorizing only the Board of Directors to fill vacant directorships, precludes stockholders from removing incumbent directors, except for cause and by a substantial affirmative vote, and filling the vacancies created by the removal with nominees of stockholders.

Approval of Extraordinary Corporate Actions; Amendment of Charter and Bylaws

Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter, merge, convert, sell all or substantially all of its assets, engage in a statutory share exchange or engage in similar transactions outside the ordinary course of business, unless declared advisable by the Board of Directors and approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its charter for stockholder approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. Subject to certain exceptions described below, our Charter generally provides for approval of Charter amendments and extraordinary transactions by the stockholders entitled to cast a majority of the votes entitled to be cast on the matter. Our charter provides that (1) our liquidation or dissolution, or any merger, consolidation, share exchange or sale or exchange of all or substantially all of our assets that requires the approval of our stockholders under the Maryland General Corporation Law, (2) certain transactions between us and any person or group of persons acting together and any person controlling, controlled by or under common control with any such person or member of such group, that may exercise or direct the exercise of 10% or more of our voting power in the election of directors, (3) any amendment to our charter that would convert us from a closed-end investment company to an open-end investment company or otherwise make our common stock a redeemable security and (4) any amendment to certain provisions of our charter, including the provisions relating to the number, qualifications, classification, election and removal of directors, requires the approval of the stockholders entitled to cast at least 80% of the votes entitled to be cast on such matter. If such a proposal is approved by at least two-thirds of our Continuing Directors (defined below), in addition to approval by the full Board, such proposal may be approved by the stockholders entitled to cast a majority of the votes entitled to be cast on such matter or, in the case of transactions with a group described above, by the vote, if any, of the stockholders required by applicable law. The “Continuing Directors” are defined in our charter as (i) our current Directors, (ii) those Directors whose nomination for election by the stockholders or whose election by the Directors to fill vacancies is approved by a majority of Continuing Directors then on the Board and (iii) any successor directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of the Continuing Directors then in office. This provision could make it more difficult for certain extraordinary transactions to be approved if they are opposed by the Continuing Directors, and discourage proxy contests for control of the our Board by persons wishing to cause such transactions to take place.

Our Charter and Bylaws provide that the Board of Directors will have the exclusive power to make, alter, amend or repeal any provision of our Bylaws.

Advance Notice of Director Nominations and New Business

The Bylaws provide that with respect to an annual meeting of stockholders, nominations of persons for election to the Board of Directors and the proposal of business to be considered by stockholders may be made only (1) pursuant to notice of the meeting, (2) by or at the direction of the Board of Directors or (3) by a stockholder who was a stockholder both at the time of giving notice and at the time of the meeting, who is entitled to vote at the meeting and who has complied with the advance notice procedures of the Bylaws. With respect to special meetings of stockholders, only the business specified in the Company’s notice of the meeting may be brought before the meeting. Nominations of persons for election to the Board of Directors at a special meeting may be made only (1) pursuant to notice of the meeting by the Company, (2) by or at the direction of the Board of Directors, or (3) provided that the Board of Directors has determined that Directors will be elected at the meeting, by a stockholder who was a stockholder both at the time of giving notice and at the time of the meeting, who is entitled to vote at the meeting and who has complied with the advance notice provisions of the Bylaws.

Stockholder-Requested Special Meetings

Our Bylaws provide that special meetings of stockholders may be called by our Board of Directors and certain of our officers. Additionally, the Bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the stockholders requesting the meeting, a special meeting of stockholders will be called by the secretary of the Company upon the written request of stockholders entitled to cast not less than a majority of all the votes entitled to be cast at such meeting.

Action by Stockholders

Under Maryland law, stockholder action can be taken only at an annual or special meeting of stockholders or, unless the charter provides for stockholder action by less than unanimous written consent (which is not the case for our Charter), by unanimous written consent in lieu of a meeting.

SELLING STOCKHOLDERS

An unspecified number of shares of our common stock may be offered and sold for resale from time to time under this prospectus by certain of our stockholders; provided, however, that no stockholder will be authorized to use this prospectus for an offering of our common stock without first obtaining our consent. We may consent to the use of this prospectus by certain of our stockholders for a limited period of time and subject to certain limitations and conditions depending on the terms of any agreements between us and such stockholders. The identity of any selling stockholder, including any material relationship between us and our affiliates and such selling stockholder, the percentage of our common stock owned by such selling stockholder prior to the offering, the number of shares of our common stock to be offered by such selling stockholder, the percentage of our common stock to be owned (if greater than one percent) by such selling stockholder following the offering, and the price and terms upon which our shares of common stock are to be sold by such selling stockholder will be set forth in a prospectus supplement to this prospectus.  We will not receive any of the proceeds from the common stock sold by any selling stockholder.

PLAN OF DISTRIBUTION

We may sell our common stock, preferred stock or debt securities, and certain of our stockholders may sell our common stock, on an immediate, continuous or delayed basis, in one or more offerings under this prospectus and any related prospectus supplement. The aggregate amount of securities that may be offered by us and any selling stockholders is limited to $100,000,000. We may offer our common stock, preferred stock and debt securities: (1) directly to one or more purchasers, including existing common stockholders in a rights offering; (2) through agents; (3) through underwriters; (4) through dealers; or (5) pursuant to our Automatic Dividend Reinvestment Plan. Any selling stockholders may offer our common stock: (1) directly to one or more purchasers; (2) through agents; (3) through underwriters; or (4) through dealers. In the case of a rights offering, the applicable prospectus supplement will set forth the number of shares of our common stock issuable upon the exercise of each right and the other terms of such rights offering. Each prospectus supplement relating to an offering of securities will state the terms of the offering, including as applicable:

•	the names and addresses of any agents, underwriters or dealers;

•	any sales loads or other items constituting underwriters’ compensation;

•	any discounts, commissions, or fees allowed or paid to dealers or agents;

•
the public offering or purchase price of the offered securities and the net proceeds we will receive from the sale; provided, however, that we will not receive any of the proceeds from a sale of our common stock by any selling stockholder; and

•	any securities exchange on which the offered securities may be listed.

Direct Sales

We may sell our common stock, preferred stock and debt securities, or certain of our stockholders may sell our common stock, directly to, and solicit offers from, institutional investors or others who may be deemed to be underwriters as defined in the 1933 Act for any resales of the securities. In this case, no underwriters or agents would be involved. We, or any selling stockholder, may use electronic media, including the Internet, to sell offered securities directly. The terms of any of those sales will be described in a prospectus supplement.

By Agents

We may offer our common stock, preferred stock and debt securities, or certain of our stockholders may sell our common stock, through agents that we or they designate. Any agent involved in the offer and sale will be named and any commissions payable by us, or any selling stockholder, will be described in the prospectus supplement. Unless otherwise indicated in the prospectus supplement, the agents will be acting on a best efforts basis for the period of their appointment.

By Underwriters

We may offer and sell securities, or certain of our stockholders may offer our common stock, from time to time to one or more underwriters who would purchase the securities as principal for resale to the public, either on a firm commitment or best efforts basis. If we sell securities, or a selling stockholder offers our common stock, to underwriters, we and such selling stockholder will execute an underwriting agreement with them at the time of the sale and will name them in the prospectus supplement. In connection with these sales, the underwriters may be deemed to have received compensation from us or such selling stockholder in the form of underwriting discounts and commissions. The underwriters also may receive commissions from purchasers of securities for whom they may act as agent. Unless otherwise stated in the prospectus supplement, the underwriters will not be obligated to purchase the securities unless the conditions set forth in the underwriting agreement are satisfied, and if the underwriters purchase any of the securities, they will be required to purchase all of the offered securities. The underwriters may sell the offered securities to or through dealers, and those dealers may receive discounts, concessions or commissions from the underwriters as well as from the purchasers for whom they may act as agent. Any public offering price and any discounts or concessions allowed or reallowed or paid to dealers may be changed from time to time.

If a prospectus supplement so indicates, we may grant the underwriters an option to purchase additional shares of common stock at the public offering price, less the underwriting discounts and commissions, within 45 days from the date of the prospectus supplement, to cover any overallotments.

By Dealers

We may offer and sell securities, or certain of our stockholders may offer our common stock, from time to time to one or more dealers who would purchase the securities as principal. The dealers then may resell the offered securities to the public at fixed or varying prices to be determined by those dealers at the time of resale. The names of the dealers and the terms of the transaction will be set forth in the prospectus supplement.

General Information

Agents, underwriters, or dealers participating in an offering of securities may be deemed to be underwriters, and any discounts and commission received by them and any profit realized by them on resale of the offered securities for whom they act as agent, may be deemed to be underwriting discounts and commissions under the 1933 Act.

We may offer to sell securities, or certain of our stockholders may offer our common stock, either at a fixed price or at prices that may vary, at market prices prevailing at the time of sale, at prices related to prevailing market prices, or at negotiated prices.

Ordinarily, each series of offered securities will be a new issue of securities and will have no established trading market.

To facilitate an offering of common stock in an underwritten transaction and in accordance with industry practice, the underwriters may engage in transactions that stabilize, maintain, or otherwise affect the market price of the common stock or any other security. Those transactions may include overallotment, entering stabilizing bids, effecting syndicate covering transactions, and reclaiming selling concessions allowed to an underwriter or a dealer.

•	An overallotment in connection with an offering creates a short position in the common stock for the underwriter’s own account.

•	An underwriter may place a stabilizing bid to purchase the common stock for the purpose of pegging, fixing, or maintaining the price of the common stock.

•
Underwriters may engage in syndicate covering transactions to cover overallotments or to stabilize the price of the common stock by bidding for, and purchasing, the common stock or any other securities in the open market in order to reduce a short position created in connection with the offering.

•
The managing underwriter may impose a penalty bid on a syndicate member to reclaim a selling concession in connection with an offering when the common stock originally sold by the syndicate member is purchased in syndicate covering transactions or otherwise.

Any of these activities may stabilize or maintain the market price of the securities above independent market levels. The underwriters are not required to engage in these activities, and may end any of these activities at any time.

Any underwriters to whom the offered securities are sold for offering and sale may make a market in the offered securities, but the underwriters will not be obligated to do so and may discontinue any market-making at any time without notice. The offered securities may or may not be listed on a securities exchange. We cannot assure you that there will be a liquid trading market for the offered securities.

Under agreements entered into with us, underwriters and agents and related persons (or and their affiliates) may be entitled to indemnification by us against certain civil liabilities, including liabilities under the 1933 Act, or to contribution for payments the underwriters or agents may be required to make.

The underwriters, agents, and their affiliates may engage in financial or other business transactions with us and our subsidiaries in the ordinary course of business.

The maximum commission or discount to be received by any member of the Financial Industry Regulatory Authority (“FINRA”) or independent broker-dealer will not be greater than eight percent of the initial gross proceeds from the sale of any security being sold. In connection with any rights offering to our common stockholders, we may also enter into a standby underwriting arrangement with one or more underwriters pursuant to which the underwriter(s) will purchase our common stock remaining unsubscribed for after the rights offering.

The aggregate offering price specified on the cover of this prospectus relates to the offering of the securities not yet issued as of the date of this prospectus.

To the extent permitted under the 1940 Act and the rules and regulations promulgated thereunder, the underwriters may from time to time act as a broker or dealer and receive fees in connection with the execution of our portfolio transactions after the underwriters have ceased to be underwriters and, subject to certain restrictions, each may act as a broker while it is an underwriter.

A prospectus and accompanying prospectus supplement in electronic form may be made available on the websites maintained by underwriters. The underwriters may agree to allocate a number of securities for sale to their online brokerage account holders. Such allocations of securities for internet distributions will be made on the same basis as other allocations. In addition, securities may be sold by the underwriters to securities dealers who resell securities to online brokerage account holders.

Automatic Dividend Reinvestment Plan

We may issue and sell shares of common stock pursuant to our Automatic Dividend Reinvestment Plan.

ADMINISTRATOR AND CUSTODIAN

U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin, serves as our administrator and provides certain back-office support such as payment of expenses and preparation of financial statements and related schedules. We pay the administrator a monthly fee computed at an annual rate of 0.04% of the first $1 billion of our Managed Assets, 0.01% on the next $500 million of our Managed Assets and 0.005% on the balance of our Managed Assets.

U.S. Bank N.A., 1555 North Rivercenter Drive, Suite 302, Milwaukee, Wisconsin, serves as our custodian. We pay the custodian a monthly fee computed at an annual rate of 0.004% of our portfolio assets, plus portfolio transaction fees.

LEGAL MATTERS

Husch Blackwell LLP (“HB”), Kansas City, Missouri, serves as our counsel.  Certain legal matters in connection with the securities offered hereby will be passed upon for us by HB. HB may rely on the opinion of Venable LLP, Baltimore, Maryland, on certain matters of Maryland law. If certain legal matters in connection with an offering of securities are passed upon by counsel for the placement agents or underwriters of such offering, such counsel to the placement agents or underwriters will be named in a prospectus supplement.

AVAILABLE INFORMATION

We are subject to the informational requirements of the Exchange Act and the 1940 Act and are required to file reports, including annual and semi-annual reports, proxy statements and other information with the SEC. We voluntarily file quarterly shareholder reports. Our most recent annual shareholder report filed with the SEC is for our fiscal year ended November 30, 2017. These documents are available on the SEC’s EDGAR system and can be inspected and copied for a fee at the SEC’s public reference room, 100 F Street, N.E., Room 1580, Washington, D.C. 20549. Additional information about the operation of the public reference room facilities may be obtained by calling the SEC at (202) 551-5850.

This prospectus does not contain all of the information in our registration statement, including amendments, exhibits, and schedules. Statements in this prospectus about the contents of any contract or other document are not necessarily complete and in each instance reference is made to the copy of the contract or other document filed as an exhibit to the registration statement, each such statement being qualified in all respects by this reference.

Additional information about us can be found in our Registration Statement (including amendments, exhibits, and schedules) on Form N-2 filed with the SEC. The SEC maintains a web site (http://www.sec.gov) that contains our Registration Statement, other documents incorporated by reference, and other information we have filed electronically with the SEC, including proxy statements and reports filed under the Exchange Act.

TORTOISE PIPELINE & ENERGY FUND, INC.

STATEMENT OF ADDITIONAL INFORMATION

Tortoise Pipeline & Energy Fund, Inc., a Maryland corporation (the “Company”, “we” or “our”), is a nondiversified, closed-end management investment company that commenced operations in October 2011.

This Statement of Additional Information relates to the offering, on an immediate, continuous or delayed basis, of up to $100,000,000 aggregate initial offering price of our common stock, preferred stock and debt securities in one or more offerings. This Statement of Additional Information does not constitute a prospectus, but should be read in conjunction with our prospectus dated _______, 2018 and any related prospectus supplement. This Statement of Additional Information does not include all information that you should consider before purchasing any of our securities. You should obtain and read our prospectus and any related prospectus supplements prior to purchasing any of our securities. A copy of our prospectus and any related prospectus supplement may be obtained without charge by calling (866) 362-9331. You also may obtain a copy of our prospectus and any related prospectus supplement on the SEC’s web site (http://www.sec.gov). Capitalized terms used but not defined in this Statement of Additional Information have the meanings ascribed to them in the prospectus and any related prospectus supplement.

This Statement of Additional Information is dated _______, 2018.

INVESTMENT LIMITATIONS

This section supplements the disclosure in the prospectus and provides additional information on our investment limitations. Investment limitations identified as fundamental may not be changed without the approval of the holders of a majority of our outstanding voting securities (which for this purpose and under the Investment Company Act of 1940, as amended (the “1940 Act”), means the lesser of (1) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (2) more than 50% of the outstanding shares).

Investment limitations stated as a maximum percentage of our assets are only applied immediately after, and because of, an investment or a transaction by us to which the limitation is applicable (other than the limitations on borrowing). Accordingly, any later increase or decrease resulting from a change in values, net assets or other circumstances will not be considered in determining whether the investment complies with our investment limitations. All limitations that are based on a percentage of total assets include assets obtained through leverage.

Fundamental Investment Limitations

The following are our fundamental investment limitations set forth in their entirety. We may not:

• issue senior securities, except as permitted by the 1940 Act and the rules and interpretive positions of the SEC thereunder;

• borrow money, except as permitted by the 1940 Act and the rules and interpretive positions of the SEC thereunder;

• make loans, except by the purchase of debt obligations, by entering into repurchase agreements or through the lending of portfolio securities and as otherwise permitted by the 1940 Act and the rules and interpretive positions of the SEC thereunder;

• concentrate (invest 25% or more of total assets) our investments in any particular industry, except that we will concentrate our assets in the group of industries constituting the energy infrastructure sector;

• underwrite securities issued by others, except to the extent that we may be considered an underwriter within the meaning of the Securities Act of 1933, as amended (the “1933 Act”), in the disposition of restricted securities held in our portfolio;

• purchase or sell real estate unless acquired as a result of ownership of securities or other instruments, except that we may invest in securities or other instruments backed by real estate or securities of companies that invest in real estate or interests therein; and

• purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except that we may purchase or sell options and futures contracts or invest in securities or other instruments backed by physical commodities.

Our policy of investing at least 80% of our total assets (including assets obtained through leverage) in equity securities of pipeline and other energy infrastructure companies is nonfundamental and may be changed by the Board of Directors without stockholder approval, provided that stockholders receive at least 60 days’ prior written notice of any change.

Nonfundamental Investment Policies

We have adopted the following additional non-fundamental investment policies:
•
We may invest up to 30% of our total assets in securities of non-U.S. issuers (including Canadian issuers), which may include securities issued by companies organized and/or having securities traded on an exchange outside the U.S. or may be securities of U.S. companies that are denominated in the currency of a different country;

•
We may invest up to 30% of our total assets in unregistered or otherwise restricted securities, primarily through direct investments in securities of listed companies. For purposes of this limitation, “restricted securities” include (i) registered securities of public companies subject to a lock-up period, (ii) unregistered securities of public companies with registration rights, and (iii) unregistered securities of public companies that become freely tradable with the passage of  time;

•	We will not invest in privately held companies;
•	We may invest up to 20% of our total assets in debt securities, including those rated below investment grade, commonly referred to as “junk bonds”;
•	We will not invest more than 10% of our total assets in any single issuer; and
•	We will not engage in short sales.

For purposes of nonfundamental restrictions (2)-(5), during the periods in which we anticipate receiving proceeds from an offering of securities pursuant to this registration statement, we include the amount of the anticipated proceeds in our calculation of total assets. Accordingly, holdings in the specified securities may temporarily exceed the amounts shown.

Unless otherwise stated, these investment restrictions apply at the time of purchase. Furthermore, we will not be required to reduce a position due solely to market value fluctuations.

As a RIC, we may invest up to 25% of our total assets in securities of MLPs.

During the period in which we are investing the net proceeds of this offering, we may deviate from our investment policies by investing the net proceeds in money market mutual funds, cash, cash equivalents, securities issued or guaranteed by the U.S. Government or its instrumentalities or agencies, high quality, short-term money market instruments, short-term debt securities, certificates of deposit, bankers’ acceptances and other bank obligations, commercial paper or other liquid debt securities. Under adverse market or economic conditions, we may invest 100% of our total assets in these securities. To the extent we invest in these securities on a temporary basis or for defensive purposes, we may not achieve our investment objective.

Currently under the 1940 Act, we are not permitted to incur indebtedness unless immediately after such borrowing we have asset coverage of at least 300% of the aggregate outstanding principal balance of indebtedness (i.e., such indebtedness may not exceed 33 1/3% of the value of our total assets including the amount borrowed, less all liabilities and indebtedness not represented by senior securities). Additionally, currently under the 1940 Act, we may not declare any distribution upon our common or preferred stock, or purchase any such stock, unless our aggregate indebtedness has, at the time of the declaration of any such distribution or at the time of any such purchase, an asset coverage of at least 300% after deducting the amount of such distribution, or purchase price, as the case may be. Currently under the 1940 Act, we are not permitted to issue preferred stock unless immediately after such issuance we have asset coverage of at least 200% of the total of the aggregate amount of senior securities representing indebtedness plus the aggregate liquidation value of the outstanding preferred stock (i.e., the aggregate principal amount of such indebtedness and liquidation value may not exceed 50% of the value of our total assets, including the proceeds of such issuance, less liabilities and indebtedness not represented by senior securities). In addition, currently under the 1940 Act, we are not permitted to declare any distribution on our common stock or purchase any such common stock unless, at the time of such declaration or purchase, we would satisfy this 200% asset coverage requirement test after deducting the amount of such distribution or share price.

Under the 1940 Act, a “senior security” does not include any promissory note or evidence of indebtedness where such loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the issuer at the time the loan is made. A loan is presumed to be for temporary purposes if it is repaid within sixty days and is not extended or renewed. Both transactions involving indebtedness and any preferred stock issued by us would be considered senior securities under the 1940 Act, and as such, are subject to the asset coverage requirements discussed above.

Currently under the 1940 Act, we are not permitted to lend money or property to any person, directly or indirectly, if such person controls or is under common control with us, except for a loan from us to a company which owns all of our outstanding securities. Currently, under interpretive positions of the staff of the SEC, we may not have on loan at any given time securities representing more than one-third of our total assets.

We interpret our policies with respect to borrowing and lending to permit such activities as may be lawful, to the full extent permitted by the 1940 Act or by exemption from the provisions therefrom pursuant to an exemptive order of the SEC.

We interpret our policy with respect to concentration to include energy infrastructure companies, as defined in the prospectus and below. See “Investment Objective and Principal Investment Strategies.”

Under the 1940 Act, we may, but do not intend to, invest up to 10% of our total assets in the aggregate in shares of other investment companies and up to 5% of our total assets in any one investment company, provided the investment does not represent more than 3% of the voting stock of the acquired investment company at the time such shares are purchased. As a shareholder in any investment company, we will bear our ratable share of that investment company’s expenses, and would remain subject to payment of our advisory fees and other expenses with respect to assets so invested. Holders of common stock would therefore be subject to duplicative expenses to the extent we invest in other investment companies. In addition, the securities of other investment companies also may be leveraged and will therefore be subject to the same leverage risks described herein and in the prospectus. The net asset value and market value of leveraged shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged shares. A material decline in net asset value may impair our ability to maintain asset coverage on preferred stock and debt securities, including any interest and principal for debt securities.

INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

The prospectus presents our investment objective and the principal investment strategies and risks. This section supplements the disclosure in the prospectus and provides additional information on our investment policies, strategies and risks. Restrictions or policies stated as a maximum percentage of our assets are only applied immediately after a portfolio investment to which the policy or restriction is applicable (other than the limitations on borrowing). Accordingly, any later increase or decrease resulting from a change in values, net assets or other circumstances will not be considered in determining whether the investment complies with our restrictions and policies.

Investment Objective

Our investment objective is to provide our stockholders a high level of total return, with an emphasis on current distributions. We seek to provide our stockholders with an efficient vehicle to invest in a portfolio consisting primarily of equity securities of pipeline and other energy infrastructure companies. We intend to focus primarily on pipeline companies that engage in the business of transporting natural gas, NGLs, crude oil and refined products through pipelines, and, to a lesser extent, on other energy infrastructure companies. These pipeline companies own and operate long haul, gathering and local gas distribution pipelines.

Pipeline & Other Energy Infrastructure Companies

Under normal circumstances, we will invest at least 80% of our total assets in equity securities of pipeline and other energy infrastructure companies. We consider a company to be a pipeline company if 50% of its assets, cash flow or revenue is associated with the operation or ownership of energy pipelines and complementary assets or it operates in the energy pipeline industry as defined by the standard industrial classification (“SIC”) system. We consider a company to be an energy infrastructure company if at least 50% of its assets, revenues or cash flows are derived from energy infrastructure operations or ownership. Energy infrastructure companies own and operate a network of asset systems that transport, store, distribute, gather, process, explore, develop, manage or produce crude oil, refined petroleum products (including biodiesel and ethanol), natural gas or NGLs, or that provide electric power generation (including renewable energy), transmission and/or distribution.

We may invest up to 25% of our total assets in securities of MLPs. We may invest up to 30% of our total assets in unregistered or otherwise restricted securities, primarily through direct investments in securities of listed companies.

Investment Process and Risk Management

Our Adviser seeks to invest in securities that offer a combination of quality, growth and yield intended to result in superior total returns over the long run. Our Adviser’s investment process utilizes fundamental analysis and a comparison of quantitative, qualitative, and relative value factors.

Our Adviser’s investment decisions are driven by proprietary financial, risk, and valuation models developed and maintained by our Adviser which assist in the evaluation of investment decisions and risk. Financial models, based on business drivers with historical and multi-year operational and financial projections, quantify growth, facilitate sensitivity and credit analysis, and aid in peer comparisons. The risk models assess a company’s asset quality, management, and stability of cash flows. Valuation models are multiple stage dividend growth models based on a discounted cash flow framework. Our Adviser also uses traditional valuation metrics such as cash flow multiples and current yield in its investment process.

Our Adviser’s investment committee is responsible for approving investment decisions and monitoring our investments. In conducting due diligence, our Adviser relies on first-hand sources of information, such as company filings, meetings and conference calls with management, site visits, government information, etc. Although our Adviser intends to use research provided by broker-dealers and investment firms, primary emphasis will be placed on proprietary analysis and valuation models conducted and maintained by our Adviser’s in-house investment analysts. To determine whether a company meets its investment criteria, our Adviser will generally look for the targeted investment characteristics as described herein. All decisions to invest in a company must be approved by the unanimous decision of our investment committee.

The due diligence process followed by our Adviser is comprehensive and includes:

•	review of historical and prospective financial information;

•	diligence of quarterly updates and conference calls;

•	analysis of financial models and projections;

•	meetings with management and key employees;

•	on-site visits; and

•	screening of relevant partnership and other key documents.

Market Opportunity

We believe that pipeline and other energy infrastructure companies we target provide attractive investment opportunities for the following reasons:

Large and Diverse Investable Universe. We primarily target the large and diverse North American pipeline market with an aggregate capitalization over $400 billion. As a RIC, we may efficiently target pipeline companies regardless of their underlying structure, as we generally will not be subject to tax at the fund level. As such, we have the ability and flexibility to target and access traditional pipeline corporations alongside MLPs, which we believe have solid business fundamentals as well as attractive and expanded growth opportunities.

Substantial North American Opportunity. Pipeline infrastructure asset footprints generally expand with growth in energy demand and changes in geographic areas where energy is produced. North America has an abundant and accessible natural gas supply located in domestic shale deposits. As a result of technology improvements, the United States has enough natural gas to last for approximately 80 to 100 years, according to various industry sources. Demand has continued to increase for natural gas as a clean, reliable, domestically produced energy source. Oil supply on the North American continent has expanded as a result of oil shale deposits and the Canadian oil sands. Canada’s crude oil reserves are now the second largest in the world, with the United States importing more oil from Canada than any other country.

Significant Capital Requirements. Significant new pipeline infrastructure build-out and the capital to support it is needed to efficiently connect growing areas of energy demand with new areas of supply. Pipeline and related infrastructure projects are expected to support growing population centers and facilitate the transportation of natural gas and crude oil across North America. For the three years from 2018 through 2020, we expect over $115 billion to be needed to support North American pipeline infrastructure build-out — approximately $70 billion of this is anticipated to be needed by pipeline corporations.

Historically Defensive Sector. Pipeline and other energy infrastructure companies have historically demonstrated solid business fundamentals, which we believe results from their long-lived real assets, relatively inelastic demand, monopolistic nature with high barriers to entry and partial inflation protection through regulated rates. As a result, pipeline and other energy infrastructure companies have historically produced predictable cash flows and generated increasing demand for an essential service across business cycles. Projected population growth of nearly 100 million people is expected to increase energy consumption by 6% in the Americas from 2015 to 2040. New pipeline infrastructure will be needed to support these demographic changes and growth.

Targeted Investment Characteristics

The majority of our investments generally have the following targeted characteristics:

•	Essential infrastructure focus on long-lived, tangible pipeline and other energy infrastructure assets that are essential to economic productivity.

•	Defensible operating assets due to regulation, natural monopolies, availability of land or high costs of new development.

•	Total return potential, including potential for a current cash yield and dividend or distribution growth. We do not intend to invest in start-up companies or companies with speculative business plans.

•	Predictable revenues driven by relatively inelastic demand.

•
Stable operating structures with relatively low maintenance expenditures, economies of scale, and an appropriate ratio of debt to equity and payout/coverage ratio relative to dividends or distributions.

•	Operations-focused management teams with successful track records and knowledge, experience, and focus in their segments of energy infrastructure.

Investment Securities

The types of securities in which we may invest include, but are not limited to, the following:

Equity Securities. Equity investments generally represent an equity ownership interest, or the right to acquire an ownership interest, in an issuer. Different types of equity securities provide different voting and dividend rights and priority in the event of an issuer’s bankruptcy. An adverse event, such as unfavorable earnings report, may depress the value of a particular equity investment that we hold. In addition, prices of equity investments are sensitive to general movements in the stock market, and a drop in the stock market may depress the price of equity investments we own. Equity investment prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or rising interest rates, which increases borrowing costs and the costs of capital. We currently expect that such equity investments will include the following:

Common Stock. Common stock represents an ownership interest in the profits and losses of a corporation, after payment of amounts owed to bondholders, other debt holders, and holders of preferred stock. Holders of common stock generally have voting rights, but we do not generally expect to have voting control in any of the companies in which we  invest.

Common Units of MLPs. As a RIC, we may invest no more than 25% of our total assets in securities of MLPs. An MLP is a publicly traded company organized as a limited partnership or LLC and treated as a partnership for federal income tax purposes. MLP common units represent an equity ownership interest in a partnership and provide limited voting rights. MLP common unit holders have a limited role in the partnership’s operations and management. Some energy infrastructure companies in which we may invest have been organized as LLCs, which are treated in the same manner as MLPs for federal income tax purposes. Common units of an LLC represent an equity ownership in an LLC. Interests in common units of an MLP or LLC entitle the holder to a share of the company’s success through distributions and/or capital appreciation. Unlike MLPs, LLC common unit holders typically have voting rights.

Equity Securities of MLP Affiliates. In addition to securities of MLPs, we may also invest in equity securities issued by MLP affiliates, such as MLP I-Shares and common shares of corporations that own MLP general partner interests. I-Shares represent an indirect ownership interest in MLP common units issued by an MLP affiliate, which is typically a publicly traded LLC. The I-Share issuer’s assets consist exclusively of I-units. I-Shares differ from MLP common units primarily in that instead of receiving cash distributions, holders of I-Shares receive distributions in the form of additional I-Shares. Issuers of MLP I-Shares are corporations and not partnerships for tax purposes; however, the MLP does not allocate income or loss to the I-Share issuer. Because the issuers of MLP I-Shares are not partnerships for tax purposes, MLP I-Shares are not subject to the 25% limitation regarding investments in MLPs and other entities treated as qualified publicly traded partnerships. MLP affiliates also include the publicly traded equity securities of LLCs that own, directly or indirectly, general partner interests of MLPs. General partner interests often confer direct board participation rights and in many cases, operating control, over the MLP.

Other Equity Securities. We may also invest in all types of publicly traded equity securities, including but not limited to, preferred equity, convertible securities, depository receipts, limited partner interests, rights and warrants of underlying equity securities, exchange traded funds, limited liability companies and REITs.

Non-U.S. Securities. We may invest up to 30% of our total assets in securities issued by non-U.S. issuers (including Canadian issuers). These securities may be issued by companies organized and/or having securities traded on an exchange outside the U.S. or may be securities of U.S. companies that are denominated in the currency of a different country.

Restricted Securities. We may invest up to 30% of our total assets in unregistered or otherwise restricted securities, primarily through direct investments in securities of listed companies. For purposes of this limitation, “restricted securities” include (i) registered securities of public companies subject to a lock-up   period,   (ii)   unregistered   securities   of   public   companies   with   registration   rights, and (iii) unregistered securities of public companies that become freely tradable with the passage of time. For purposes of the foregoing, a registered security subject to such a lock-up period will no longer be considered a “restricted security” upon expiration of the lock-up period, an unregistered security of a public company with registration rights will no longer be considered a “restricted security” when such securities  become  registered,  and an unregistered  security  of a public  company that becomes freely tradable with the passage of time will no longer be considered a “restricted security” upon the elapse of the requisite time period.

An issuer may be willing to offer the purchaser more attractive features with respect to securities issued in direct investments because it has avoided the expense and delay involved in a public offering of securities. Adverse conditions in the public securities markets also may preclude a public offering of securities.

Restricted securities obtained by means of direct investments are less liquid than securities traded in the open market because of statutory and contractual restrictions on resale. Such securities are, therefore, unlike securities that are traded in the open market, which can be expected to be sold immediately if the market is adequate. This lack of liquidity creates special risks for us. However, we could sell such securities in private transactions with a limited number of purchasers or in public offerings under the 1933 Act.

Debt Securities. We may invest up to 20% of our total assets in debt securities, including securities rated below investment grade, commonly referred to as “junk bonds.” Our debt securities may have fixed or variable principal payments and various types of interest rate and reset terms, including fixed rate, floating rate, adjustable rate, zero coupon, contingent, deferred and payment in kind features, and may include securities that are or are not exchange traded. To the extent that we invest in below investment grade debt securities, such securities will be rated, at the time of investment, at least B- by S&P or B3 by Moody’s or a comparable rating by at least one other rating agency or, if unrated, determined by the Adviser to be of comparable quality. If a security satisfies our minimum rating criteria at the time of purchase and is subsequently downgraded below such rating, we will not be required to dispose of such security. If a downgrade occurs, the Adviser will consider what action, including the sale of such security, is in the best interest of us and our stockholders.

Temporary Investments and Defensive Investments. Pending investment of offering or leverage proceeds, we may invest offering proceeds in money market mutual funds, cash, cash equivalents, securities issued or guaranteed by the U.S. Government or its instrumentalities or agencies, short-term money market instruments, short-term debt securities, certificates of deposit, bankers’ acceptances and other bank obligations, commercial paper or other liquid debt securities. We may invest in these instruments on a temporary basis to meet working capital needs, including, but not limited to, for collateral in connection with certain investment techniques, to hold a reserve pending payment of distributions, and to facilitate the payment of expenses and settlement of trades.

Under adverse market or economic conditions, we may invest 100% of our total assets in these securities. The yield on these securities may be lower than the returns on pipeline and other energy infrastructure companies or yields on lower rated fixed income securities. To the extent we invest in these securities for defensive purposes, we may not achieve our investment   objective.

Covered Call Options Strategy

We will also seek to provide current income from gains earned through an option strategy. We currently intend to write (sell) call options on selected equity securities in our portfolio and to only write call options on securities we hold in our portfolio (“covered calls”). The notional amount of such calls is expected to be less than approximately 20% of the total value of our portfolio, although this percentage may vary depending on the cash flow requirements of the portfolio and on our Adviser’s assessment of market conditions. Under current market conditions, we presently intend to write covered calls that are generally one to three month terms and generally range from 5% to 15% out of the money, although this may vary from time to time. We currently intend to focus our covered call strategy on other energy infrastructure companies that our Adviser believes are integral links in the energy infrastructure value chain for pipeline companies, although we may write options on other securities in our portfolio or indices in certain market environments.

A call option on a security is a contract that gives the holder of such call option the right to buy the security underlying the call option from the writer of such call option at a specified price (exercise price) at any time during the term of the option.  At the time the call option is sold, the writer of a call option receives a premium from the buyer of such call option.

If we write a call option on a security or basket of securities, we have the obligation upon exercise of such call option to deliver the underlying security or securities upon payment of the exercise price. As the writer of such call options, in effect, during the term of the option, in exchange for the premium received by us, we sell the potential appreciation above the exercise price in the value of securities covered by the options. Therefore, we forego part of the potential appreciation for part of our equity portfolio in exchange for the call premium received, but retain the risk of potential decline in those securities below the price which is equal to the excess of the exercise price of the call option over the premium per share received on the call option.

If we write a call option, we may terminate our obligation by effecting a closing purchase transaction. This is accomplished by purchasing a call option with the same terms as the option previously written. However, once we have been assigned an exercise notice, we will be unable to effect a closing purchase transaction. There can be no assurance that a closing purchase transaction can be effected when we so desire.

Other principal factors affecting the market value of an option include supply and demand, interest rates, the current market price and price volatility of the underlying security and the time remaining until the expiration date of the option. Gains and losses on investments in options depend, in part, on the ability of our Adviser to predict correctly the effect of these factors.

When we write a call option, an amount equal to the premium received by us will be recorded as a liability and will be subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by us as realized gains from investments on the expiration date. If we repurchase a written call option prior to its exercise, the difference between the premium received and the amount paid to repurchase the option is treated as a realized gain or realized loss.  If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether we have realized a gain or loss.

Although our Adviser will attempt to take appropriate measures to minimize the risks relating to writing covered call options, there can be no assurance that we will succeed in any option-writing program we undertake.

MANAGEMENT OF THE COMPANY

Directors and Officers

Our business and affairs are managed under the direction of the Board of Directors. Accordingly, the Board of Directors provides broad supervision over our affairs, including supervision of the duties performed by the Adviser. Our officers are responsible for our day-to-day operations. Our directors and officers and their principal occupations and other affiliations during the past five years are set forth below. Each director and officer will hold office until his or her successor is duly elected and qualifies, or until he or she resigns or is removed in the manner provided by law. The Board of Directors is divided into three classes. Directors of each class are elected to serve until their third annual meeting following their election and until their successors are duly elected and qualify. Each year only one class of directors is elected by the stockholders. Unless otherwise indicated, the address of each director and officer is 11550 Ash Street, Suite 300, Leawood, Kansas 66211. The Board of Directors consists of a majority of directors who are not interested persons (as defined in the 1940 Act) of the Adviser or its affiliates (“Independent Directors”).

Name and Age*	Position(s) Held With Company and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director(1)	Other Public Company Directorships Held During Past Five Years
Independent Directors
Conrad S. Ciccotello (Born 1960)	Class III Director; Director since 2011
Professor and the Director, Reiman School of Finance, University of Denver (faculty member since 2017); Associate Professor and Chairman  of the Department of Risk Management and Insurance, Director of the Asset and Wealth Management Program, Robinson College of Business, Georgia State University (1999-2017); Investment Consultant to the University System of Georgia for its defined contribution retirement plan (2008-2017); Formerly Faculty Member, Pennsylvania State University (1997-1999); Published a number of academic and professional journal articles on investment company performance and structure, with a focus on MLPs.
			6	CorEnergy Infrastructure Trust, Inc., Peachtree Alternative Strategies Fund

Rand C. Berney (Born 1955)	Class I Director; Director since January 1, 2014	Executive-in-Residence and Professor for Professional Ethics Course, College of Business Administration, Kansas State University since 2012; Formerly Senior Vice President of Corporate Shared Services of ConocoPhillips from 2009 to 2012, Vice President and Controller of ConocoPhillips from 2002 to 2009, and Vice President and Controller of Phillips Petroleum Company from 1997 to 2002; Member of the Oklahoma Society of CPAs, the Financial Executive Institute, American Institute of Certified Public Accountants, the Institute of Internal Auditors and the Institute of Management Accountants.	5	None

Alexandra A. Herger (Born 1957)	Class II Director; Director since January 1, 2015
Retired in 2014; Previously interim vice president of exploration for Marathon Oil and director of international exploration and new ventures for Marathon Oil from 2008 to 2014; Held various positions with Shell Exploration and Production Co. between 2002 and 2008; Member of the Society of Exploration Geophysicists, the American Association of Petroleum Geologists, the Houston Geological Society and the Southeast Asia Petroleum Exploration Society; Member of the 2010 Leadership Texas/Foundation for Women’s Resources since 2010; Director of Panoro Energy ASA, an international independent oil and gas company listed on the Oslo Stock Exchange.

			5	None

Jennifer Paquette (Born 1962)	Class I Director; Director since May 18, 2018	Retired in 2017; Previously Chief Investment Officer of the Public Employees’ Retirement Association of Colorado (“Colorado PERA”) from 2003-2017; Held various positions within Colorado PERA from 1999 to 2003 and 1995 to 1996; Formerly Vice-President Institutional Account Executive at Merrill Lynch, Pierce, Fenner & Smith from 1991 to 1994; Vice-President, Portfolio Manager and Analyst at Alliance Capital Management from 1987 to 1991; Portfolio Assistant at Mitchell Hutchins Asset Management from 1985 to 1987. Chartered Financial Analyst (“CFA”) charterholder.	5	None

Interested Directors and Officers(2)

H. Kevin Birzer (Born 1959)	Class II Director; Director and Chairman of the Board since 2011	Member of the Board of Directors of the Adviser; Managing Director of the Adviser and member of the Investment Committee of the Adviser since 2002; Director and Chairman of the Board of each of TYG, TPZ, NTG and NDP since its inception, and of each of Tortoise Energy Capital Corporation (“TYY”) and Tortoise North American Energy Corporation (“TYN”) from its inception until its merger into TYG effective June 23, 2014; CFA charterholder.	5	None

P. Bradley Adams (Born 1960)	Chief Executive Officer since June 30, 2015; Principal Financial Officer and Treasurer since May 18, 2017
Managing Director of the Adviser since January 2013; Director of Financial Operations of the Adviser from 2005 to January 2013; Chief Executive Officer of TYG, NTG, TPZ and NDP since June 30, 2015; Principal Financial Officer and Treasurer of each of TYG, NTG, TPZ and NDP since May 18, 2017; Chief Financial Officer of each of TYG and TPZ from May 2011 to June 30, 2015, of NTG from 2010 to June 30, 2015, of each of the Company and NDP from its inception to June 30, 2015, and of each of TYY and TYN from May 2011 to June 23, 2014; Assistant Treasurer of each of TYG, TYY and TYN from November 2005 to May 2011, and of TPZ from its inception to May 2011.

			N/A	None

Brian A. Kessens (Born 1975)	President since June 30, 2015
Managing Director of the Adviser since January 2015; Member of the Investment Committee of the Adviser since June 30, 2015; Portfolio Manager of the Adviser since July 2013; President of TPZ since June 30, 2015; Senior Investment Analyst of the Adviser from June 2012 to July 2013; Investment Analyst of the Adviser from 2008 to June 2012; CFA charterholder.
			N/A	None

Stephen Pang (Born 1981)	Vice President since May 18, 2017
Director and Portfolio Manager of the Adviser since January 2018; Investment Analyst of Adviser from January 2015 to January 2018; Director in Credit Suisse’s Equity Capital Markets Group from 2012 to September 2014; CFA charterholder.

			N/A	None

Shobana Gopal (Born 1962)	Vice President since June 30, 2015	Director, Tax of the Adviser since January 2013; Tax Analyst of the Adviser from September 2006 through December 2012; Vice President of each of TYG, TPZ, NTG, and NDP since June 30, 2015.	N/A	None

Diane Bono (Born 1958)	Chief Compliance Officer since inception; Secretary since May 2013
Managing Director of the Adviser since January 2018;  Chief Compliance Officer of the Adviser since June 2006; Director of Compliance of the Adviser from September 2005 to June 2006; Chief Compliance Officer of each of TPZ, NTG and NDP since its inception, of TYG since June 2006, and of each of TYY and TYN from June 2006 to June 23, 2014; Secretary of each of TYG, TPZ, NTG and NDP since May 2013, and of each of TYY and TYN from May 2013 to June 23, 2014.
			N/A	None

(1)
This number includes TPZ, NTG, TYG, NDP and the Company. Our Adviser also serves as the investment adviser to TPZ, NTG, TYG and NDP. For purposes of Mr. Ciccotello, this number also includes Tortoise Tax-Advantaged Social Infrastructure Fund, Inc., whose investment adviser is an affiliate of our Adviser.

(2)	As a result of their respective positions held with our Adviser or its affiliates, these individuals are considered “interested persons” within the meaning of the 1940 Act.

*The address of each director and officer is 11550 Ash Street, Suite 300, Leawood, Kansas 66211.

In addition to the experience provided in the table above, each director possesses the following qualifications, attributes and skills, each of which factored  into the conclusion to invite them to join our Board of Directors: Mr. Ciccotello, experience as a college professor, a Ph.D. in finance and expertise in energy infrastructure MLPs; Mr. Berney, experience as a college professor, executive leadership and business experience; Ms. Herger, executive leadership and business experience; Ms. Paquette, investment management experience as a chief investment officer of a state public employees’ retirement association; and Mr. Birzer, investment management experience as an executive, portfolio manager and leadership roles with our Adviser.

Other attributes and qualifications considered for each director in connection with their selection to join our Board of Directors were their character and integrity and their willingness and ability to serve and commit the time necessary to perform the duties of a director for both us and for other funds in the Tortoise fund complex. In addition, as to each director other than Mr. Birzer, their status as an Independent Director; and, as to Mr. Birzer, his roles with our Adviser were an important factor in their selection as directors. No experience, qualification, attribute or skill was by itself controlling.

Mr. Birzer serves as Chairman of the Board of Directors. Mr. Birzer is an “interested person” of ours within the meaning of the 1940 Act. The appointment of Mr. Birzer as Chairman reflects the Board of Director’s belief that his experience, familiarity with our day-to-day operations and access to individuals with responsibility for our management and operations provides the Board of Directors with insight into our business and activities and, with his access to appropriate administrative support, facilitates the efficient development of meeting agendas that address our business, legal and other needs and the orderly conduct of meetings of the Board of Directors. Mr. Ciccotello serves as Lead Independent Director. The Lead Independent Director will, among other things, chair executive sessions of the three directors who are Independent Directors, serve as a spokesperson for the Independent Directors and serve as a liaison between the Independent Directors and our management. The Independent Directors will regularly meet outside the presence of management and are advised by independent legal counsel. The Board of Directors also has determined that its leadership structure, as described above, is appropriate in light of our size and complexity, the number of Independent Directors and the Board of Directors’ general oversight responsibility. The Board of Directors also believes that its leadership structure not only facilitates the orderly and efficient flow of information to the Independent Directors from management, but also enhances the independent and orderly exercise of its responsibilities.

We have an audit and valuation committee that consists of four directors (the “Audit Committee”) who are not “interested persons” within the meaning of the 1940 Act (“Independent Directors”). The Audit Committee members are Conrad S. Ciccotello (Chairman), Rand C. Berney, Alexandra A. Herger and Jennifer Paquette. The Audit Committee’s function is to oversee our accounting policies, financial reporting and internal control system. The Audit Committee makes recommendations regarding the selection of our independent registered public accounting firm, reviews the independence of such firm, reviews the scope of the audit and internal controls, considers and reports to the Board on matters relating to our accounting and financial reporting practices, and performs such other tasks as the full Board deems necessary or appropriate. The Audit Committee held four meetings in the fiscal year ended November 30, 2017.

We also have a Nominating and Governance Committee that consists exclusively of four Independent Directors. The Nominating and Governance Committee’s function is to (i) identify individuals qualified to become Board members and recommend to the Board the director nominees for the next annual meeting of stockholders and to fill any vacancies; (ii) monitor the structure and membership of Board committees; (iii) recommend to the Board director nominees for each committee; (iv) review issues and developments related to corporate governance issues and develop and recommend to the Board corporate governance guidelines and procedures, to the extent necessary or desirable; and (v) actively seek individuals who meet the standards for directors set forth in our Bylaws, who meet the requirements of any applicable laws or exchange requirements and who are otherwise qualified to become board members for recommendation to the Board. The Nominating and Governance Committee will consider shareholder recommendations for nominees for membership to the Board so long as such recommendations are made in accordance with our Bylaws. Nominees recommended by stockholders in compliance with the Company’s Bylaws will be evaluated on the same basis as other nominees considered by the Nominating and Governance Committee.  The Nominating and Governance Committee members are Conrad S. Ciccotello, Rand C. Berney, Alexandra A. Herger (Chairman) and Jennifer Paquette. The Nominating and Governance Committee held two meetings in the fiscal year ended November 30, 2017.

We also have a Compliance Committee that consists exclusively of four Independent Directors. The Compliance Committee’s function is to review and assess the Company’s and management’s compliance with applicable securities laws, rules and regulations, monitor compliance with our Code of Ethics, and handle other matters as the Board or committee chair deems appropriate. The Compliance Committee members are Conrad S. Ciccotello, Rand C. Berney (Chairman), Alexandra A. Herger and Jennifer Paquette. The Compliance Committee held two meetings in the fiscal year ended November 30, 2017.

We also have an Executive Committee consisting of  H. Kevin Birzer and Conrad S. Ciccotello that has authority to exercise the powers of the Board (i) to address emergency matters where assembling the full Board in a timely manner is impracticable, or (ii) to address matters of an administrative or ministerial nature.  Mr. Birzer is an “interested person” within the meaning of the 1940 Act.  In the absence of either member of the Executive Committee, the remaining member is authorized to act alone.  The Executive Committee held no meetings in the fiscal year ended November 30, 2017.

The Board of Directors’ role in our risk oversight reflects its responsibility under applicable state law to oversee generally, rather than to manage, our operations. In line with this oversight responsibility, the Board of Directors will receive reports and make inquiry at its regular meetings and as needed regarding the nature and extent of significant risks (including investment, compliance and valuation risks) that potentially could have a materially adverse impact on our business operations, investment performance or reputation, but relies upon our management to assist it in identifying and understanding the nature and extent of such risks and determining whether, and to what extent, such risks may be eliminated or mitigated. In addition to reports and other information received from our management regarding our investment program and activities, the Board of Directors as part of its risk oversight efforts will meet at its regular meetings and as needed with our Adviser’s Chief Compliance Officer to discuss, among other things, risk issues and issues regarding our policies, procedures and controls. The Board of Directors may be assisted in performing aspects of its role in risk oversight by the Audit Committee and such other standing or special committees as may be established from time to time. For example, the Audit Committee will regularly meet with our independent public accounting firm to review, among other things, reports on our internal controls for financial reporting.

The Board of Directors believes that not all risks that may affect us can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve our goals and objectives, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the directors as to risk management matters are typically summaries of relevant information and may be inaccurate or incomplete. As a result of the foregoing and other factors, the risk management oversight of the Board of Directors is subject to substantial limitations.

Directors and officers who are interested persons of the Company or the Administrator will receive no salary or fees from us. For the 2018 fiscal year, each Independent Director receives from us an annual retainer of $19,000 (plus an additional $2,000 for the Chairman of the Audit Committee and an additional $1,000 for each other committee Chairman) and a fee of $1,000 (and reimbursement for related expenses) for each meeting of the Board or Audit Committee attended in person (or $500 for each Board or Audit Committee meeting attended telephonically, or for each Audit Committee meeting attended in person that is held on the same day as a Board meeting), and an additional $500 for each other committee meeting attended in person or telephonically. No director or officer is entitled to receive pension or retirement benefits from us.

The table below sets forth the compensation paid to the directors by us for the fiscal year ended November 30, 2017.

Name and Position With the Company	Aggregate Compensation From the Company	Aggregate Compensation From the Company and Fund Complex Paid to Directors**
Independent Directors
Conrad S. Ciccotello	$23,000	$164,000
Rand C. Berney	$22,000	$159,000
Alexandra Herger	$21,000	$154,000
Charles E. Heath*	$22,000	$159,000

*Mr. Heath retired from the Board of Directors effective May 18, 2018.  Ms. Paquette was elected as a Director to each of the Company, TYG, NTG, TPZ and NDP on May 18, 2018.

The following table sets forth the dollar range of equity securities beneficially owned by each director of the Company as of December 31, 2017.

Name of Director	Aggregate Dollar Range of Company Securities Beneficially Owned By Director*	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Director in Family of Investment Companies**
Independent Directors
Conrad S. Ciccotello	$10,001-$50,000	Over $100,000
Rand C. Berney	$10,001-$50,000	Over $100,000
Alexandra A. Herger	None	$10,001-$50,000
Charles E. Heath***	$10,001-$50,000	Over $100,000
Interested Directors
H. Kevin Birzer	Over $100,000	Over $100,000

*As of December 31, 2017, the officers and directors of the Company, as a group, owned less than 1% of any class of the Company’s outstanding shares of stock.

**Includes the Company, TPZ, NTG, TYG and NDP.

***Mr. Heath retired from the Board of Directors effective May 18, 2018.  Ms. Paquette was elected as a Director to each of the Company, TYG, NTG, TPZ and NDP on May 18, 2018.

Control Persons

As of August 31, 2018, the following persons owned of record or beneficially more than 5% of our common shares:

	Number of TTP Common Shares Held	Percentage of Outstanding Shares

Morgan Stanley Smith Barney LLC 1585 Broadway New York, NY 10036	1,702,306	17.00%

The Bank of New York Mellon 200 Park Avenue New York, NY 10166	1,002,513	10.01%

UBS Financial Services Inc. 1200 Harbor Boulevard Weehawken, NJ 07086	954,039	9.52%

Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	834,872	8.34%

Raymond James & Associates, Inc. 880 Carillon Parkway St. Petersburg, FL 33716-1102	799,138	7.98%

National Financial Services LLC 245 Summer Street Boston, MA 02210	789,450	7.88%

American Enterprise Investment Services Inc. 707 2nd Avenue South Minneapolis, MN 55402	569,260	5.68%

As of May 31, 2018, the following persons owned of record or beneficially more than 5% of our mandatorily redeemable preferred shares:

Name and Address	Number of TTP Preferred Shares Held	Percentage of Outstanding Shares
Massachusetts Mutual Life Insurance Co.* 1295 State Street Springfield, Massachusetts 01111	520,000	81.2%

Phoenix Life Insurance Company ** One American Row Hartford, CT 06102	120,000	18.8%

* Information with respect to this  beneficial owner and its beneficial ownership is based on a Form 4 filed on December 12, 2011.  The reporting persona directly beneficially owns 454,000 of the shares and indirectly beneficially owns 66,000 of the shares through two different wholly-owned subsidiaries.
** Information based on a Securities Purchase Agreement dated November 15, 2011.

Indemnification of Directors and Officers

Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty which is established by a final judgment as being material to the cause of action. Our Charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law and the 1940 Act.

Our Charter authorizes, to the maximum extent permitted by Maryland law and the 1940 Act, us to indemnify any present or former director or officer or any individual who, while a director or officer of ours and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner, or trustee, from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her status as a present or former director or officer of ours or as a present or former director, officer, partner, manger, member or trustee of another corporation, real estate investment trust, partnership, joint venture, limited liability company, trust, employee benefit plan or other enterprise, and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding. Our Bylaws obligate us, to the maximum extent permitted by Maryland law to indemnify any present or former director or officer or any individual who, while a director of ours and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, limited liability company, trust, employee benefit plan or other enterprise as a director, officer, partner, manger, member or trustee and who is made, or threatened to be made, a party to the proceeding by reason of his or her service in that capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her status as a present or former director or officer of ours and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding. Our obligation to indemnify any director, officer or other individual, however, is limited by the 1940 Act which prohibits us from indemnifying any director, officer or other individual (including advancing legal fees or making payments for settlements and judgments) from any liability resulting from the willful misconduct, bad faith, gross negligence in the performance of duties or reckless disregard of applicable obligations and duties of the directors, officers or other individuals. To the maximum extent permitted by Maryland law and the 1940 Act, our Charter and Bylaws also permit us to indemnify and advance expenses to any person who served a predecessor of ours in any of the capacities described above and any employee or agent of ours or a predecessor of ours.

Maryland law requires a corporation (unless its charter provides otherwise, which our Charter does not) to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he is made, or threatened to be made, a party by reason of his service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith, or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful.

However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that personal benefit was improperly received, unless in either case a court orders indemnification and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (a) a written affirmation by the director or officer of his good faith belief that he has met the standard of conduct necessary for indemnification by the corporation, and (b) a written undertaking by him or on his behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met. Our obligation to indemnify any director, officer or other individual, however, is limited by the 1940 Act, which prohibits us from indemnifying any director, officer or other individual from any liability resulting from the willful misconduct, bad faith, gross negligence in the performance of duties or reckless disregard of applicable obligations and duties of the directors, officers or other individuals.

Investment Adviser

Our investment adviser is Tortoise Capital Advisors, L.L.C. (the “Adviser”), a registered investment adviser specializing in energy investing across the energy value chain, including infrastructure and MLPs.

Our Adviser is indirectly controlled by Lovell Minnick Partners LLC (“Lovell Minnick”) and is an indirectly wholly owned subsidiary of Tortoise Investments, LLC (“Tortoise Investments”).  Tortoise Investments holds multiple wholly owned essential asset and income-oriented SEC registered investment advisers. A vehicle formed by Lovell Minnick owned by certain private funds sponsored by Lovell Minnick and a group of institutional co-investors owns a controlling interest in Tortoise Investments. Certain employees in the Tortoise Investments complex, including all of our Managing Directors, also own interests in Tortoise Investments. Our Adviser is located at 11550 Ash Street, Suite 300, Leawood, Kansas 66211.  As of August 31, 2018, our Adviser had approximately $18.4 billion in assets under management in the energy sector.

Pursuant to an Investment Advisory Agreement (the “Advisory Agreement”), the Adviser, subject to overall supervision by the Board, manages our investments. The Adviser regularly provides us with investment research advice and supervision and will furnish continuously an investment program for us, consistent with our investment objective and policies.

Primary responsibility for the day-to-day management of our investment portfolio is the joint responsibility of a team of portfolio managers consisting of Brian A. Kessens, James R. Mick, Matthew G.P. Sallee, Robert J. Thummel, Jr., Stephen Pang and Brett Jergens.  The investment committee of the Adviser, comprised of certain of these portfolio managers and other employees of the Adviser, provides investment strategy oversight to the portfolio management team who implements the strategy.  While responsibility for monitoring, review, and analysis of individual securities is spread among various individual members of the portfolio management team, all portfolio management decisions and reviews are based on a team approach.  Each of Messrs. Kessens, Mick, Sallee, Thummel, Pang and Jergens has an employment-related agreement with the Adviser and receives base compensation for the services he provides.  They are also eligible for an annual cash bonus based on the Adviser’s earnings and the satisfaction of certain other conditions.  The Adviser’s earnings are based in part on the value of assets held in our portfolio, as the Adviser’s fee is a percentage of our average monthly Managed Assets. Additional benefits received by Messrs. Kessens, Mick, Sallee, Thummel, Pang and Jergens are normal and customary employee benefits generally available to all full-time employees. Each of Messrs. Kessens, Mick, Sallee, Thummel, Pang and Jergens owns an equity interest in Tortoise Investments, LLC and each thus benefits from increases in the net income of the Adviser.

The following table provides information about the number of and total assets in other accounts managed by the portfolio managers as of November 30, 2017.

Name of Manager	Number of Accounts	Total Assets of Accounts	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee
Brian A. Kessens
Registered investment companies	8	$5,644,121,140	0	—
Other pooled investment vehicles	16	$828,789,911	1	$175,772,564
Other accounts	965	$6,664,460,902	0	—
James R. Mick
Registered investment companies	8	$5,644,121,140	0	—
Other pooled investment vehicles	16	$828,789,911	1	$175,772,564
Other accounts	965	$6,664,460,902	0	—
Matthew G.P. Sallee
Registered investment companies	8	$5,644,121,140	0	—
Other pooled investment vehicles	16	$828,789,911	1	$175,772,564
Other accounts	965	$6,664,460,902	0	—
Robert J. Thummel, Jr.
Registered investment companies	8	$5,644,121,140	0	—
Other pooled investment vehicles	16	$828,789,911	1	$175,772,564
Other accounts	965	$6,664,460,902	0	—
Stephen Pang
Registered investment companies	8	$5,644,121,140	0	—
Other pooled investment vehicles	16	$828,789,911	1	$175,772,564
Other accounts	965	$6,664,460,902	0	—
Brett Jergens
Registered investment companies	8	$5,644,121,140	0	—
Other pooled investment vehicles	16	$828,789,911	1	$175,772,564
Other accounts	965	$6,664,460,902	0	—

None of the portfolio managers receive any direct compensation from us or any other of the managed accounts reflected in the table above.

The following table sets forth the dollar range of our equity securities beneficially owned by each of portfolio managers as of November 30, 2017.

Name of Manager	Aggregate Dollar Range of Company Securities Beneficially Owned by Manager
Brian A. Kessens	$10,001-$50,000
James R. Mick	None
Matthew G.P. Sallee	$1-$10,000
Robert J. Thummel, Jr.	$1-$10,000
Stephen Pang	None
Brett Jergens	None

In addition to portfolio management services, the Adviser is obligated to supply our Board and officers with certain statistical information and reports, to oversee the maintenance of various books and records and to arrange for the preservation of records in accordance with applicable federal law and regulations. Under the Advisory Agreement, we pay to the Adviser quarterly, as compensation for the services rendered and expenses paid by it, a fee equal to an annual rate of 1.10% of our average monthly Managed Assets.  Managed Assets means the total assets of the Company (including any assets attributable to leverage that may be outstanding) minus accrued liabilities other than debt entered into for the purpose of leverage and the aggregate liquidation preference of any outstanding preferred stock.

Because the management fees paid to the Adviser are based upon a percentage of our Managed Assets, fees paid to the Adviser will be higher if we are leveraged; thus, the Adviser will have an incentive to use leverage. Because the fee reimbursement agreement is based on Managed Assets, to the extent we are engaged in leverage, the gross dollar amount of the Adviser’s fee reimbursement obligations to us will increase. The Adviser intends to use leverage only when it believes it will serve the best interests of our stockholders. Our average monthly Managed Assets are determined for the purpose of calculating the management fee by taking the average of the monthly determinations of Managed Assets during a given calendar quarter. The fees are payable for each calendar quarter within five days of the end of that quarter. Net deferred tax assets are not included in the calculation of our management fee.

For our fiscal year ending November 30, 2015, the Adviser received $4,198,749 as compensation for advisory services, net of $399,580 in reimbursed fees and expenses.  For our fiscal year ending November 30, 2016, the Adviser received $2,846,232 as compensation for advisory services, net of $139,486 in reimbursed fees and expenses.  For our fiscal year ending November 30, 2017, the Adviser received $3,143,429 as compensation for advisory services, net of $12,974 in reimbursed fees and expenses.

The Advisory Agreement provides that we will pay all expenses other than those expressly stated to be payable by the Adviser, which expenses payable by us shall include, without implied limitation: (1) expenses of maintaining the Company and continuing our existence and related overhead, including, to the extent services are provided by personnel of the Adviser or its affiliates, office space and facilities and personnel compensation, training and benefits; (2) registration under the 1940 Act; (3) commissions, spreads, fees and other expenses connected with the acquisition, holding and disposition of securities and other investments including placement and similar fees in connection with direct placements in which we participate; (4) auditing, accounting and legal expenses; (5) taxes and interest; (6) governmental fees; (7) expenses of listing our shares with a stock exchange, and expenses of issuance, sale, repurchase and redemption (if any) of our interests, including expenses of conducting tender offers for the purpose of repurchasing our interests; (8) expenses of registering and qualifying us and our shares under federal and state securities laws and of preparing and filing registration statements and amendments for such purposes; (9) expenses of communicating with stockholders; including website expenses and the expenses of preparing, printing and mailing press releases, reports and other notices to stockholders and of meetings of stockholders and proxy solicitations therefor; (10) expenses of reports to governmental officers and commissions; (11) insurance expenses; (12) association membership dues; (13) fees, expenses and disbursements of custodians and subcustodians for all services to us (including without limitation safekeeping of funds, securities and other investments, keeping of books, accounts and records, and determination of net asset values); (14) fees, expenses and disbursements of transfer agents, dividend paying agents, stockholder servicing agents and registrars for all services to us; (15) compensation and expenses of our directors who are not members of the Adviser’s organization; (16) pricing and valuation services employed by us; (17) all expenses incurred in connection with leveraging of our assets through a line of credit, or issuing and maintaining preferred stock or instruments evidencing indebtedness of the Company; (18) all expenses incurred in connection with the offering of our common and preferred stock and debt securities; and (19) such non-recurring items as may arise, including expenses incurred in connection with litigation, proceedings and claims and our obligation to indemnify our directors, officers and stockholders with respect thereto.

The Advisory Agreement provides that the Adviser will not be liable in any way for any default, failure or defect in any of the securities comprising our portfolio if it has satisfied the duties and the standard of care, diligence and skill set forth in the Advisory Agreement. However, the Adviser shall be liable to us for any loss, damage, claim, cost, charge, expense or liability resulting from the Adviser’s willful misconduct, bad faith or gross negligence or disregard by the Adviser of the Adviser’s duties or standard of care, diligence and skill set forth in the Advisory Agreement or a material breach or default of the Adviser’s obligations under the Advisory Agreement.

On December 21, 2017, the Company held a special stockholder meeting to consider a vote on a new investment advisory agreement between the Company and the Adviser. The Company’s stockholders voted to approve the new investment advisory agreement between the Company and the Adviser which became effective upon the closing of the change in ownership of the parent company of the Adviser on January 31, 2018. The new investment advisory agreement for the Company is substantially identical to its former investment advisory agreement, except for the effective dates and the termination dates, and simply continues the relationship between the Company and the Adviser. The new Advisory Agreement has a term ending on December 31, 2019 and may be continued from year to year thereafter as provided in the 1940 Act. The Advisory Agreement will be submitted to the Board of Directors for renewal each year after the initial term. A discussion regarding the basis of the Board of Directors’ decision to approve the new Advisory Agreement is available in our Annual Report to stockholders for the fiscal year ended November 30, 2017. The Advisory Agreement will continue from year to year after the initial term, provided such continuance is approved by a majority of the Board or by vote of the holders of a majority of our outstanding voting securities. Additionally, after the initial term, the Advisory Agreement must be approved annually by vote of a majority of the Independent Directors. The Advisory Agreement may be terminated by the Adviser or us, without penalty, on sixty (60) days’ written notice to the other. The Advisory Agreement will terminate automatically in the event of its assignment.

Code of Ethics

We and the Adviser have each adopted a Code of Ethics under Rule 17j-1 of the 1940 Act, which is applicable to officers, directors and designated employees of ours and the Adviser (collectively, the “Codes”). Subject to certain limitations, the Codes permit those officers, directors and designated employees of ours and our Adviser (“Covered Persons”) to invest in securities, including securities that may be purchased or held by us. The Codes contain provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities of Covered Persons and the interests of investment advisory clients such as us. Among other things, the Codes prohibit certain types of transactions absent prior approval, impose time periods during which personal transactions may not be made in certain securities, and require submission of duplicate broker confirmations and statements and quarterly reporting of securities transactions. Exceptions to these and other provisions of the Codes may be granted in particular circumstances after review by appropriate personnel.

Our Code of Ethics can be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Securities and Exchange Commission at (202) 551-8090. Our Code of Ethics is also available on the EDGAR Database on the Securities and Exchange Commission’s Internet site at http://www.sec.gov, and, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Securities and Exchange Commission’s Public Reference Section, Washington, D.C. 20549-0102. Our Code of Ethics is also available on our Adviser’s website at www.tortoiseadvisors.com.

NET ASSET VALUE

We compute our net asset value for our shares of common stock as of the close of trading on the NYSE (normally 4:00 p.m. Eastern time) no less frequently than the last business day of each calendar month and at such other times as the Board may determine. We currently make our net asset value available for publication daily. Our investment transactions are generally recorded on a trade date plus one day basis, other than for quarterly and annual reporting purposes. For purposes of determining the net asset value of a share of common stock, our net asset value will equal the value of our total assets (the value of the securities we hold, plus cash or other assets, including interest accrued but not yet received) less (1) all of its liabilities (including without limitation accrued expenses), (2) accumulated and unpaid interest payments and distributions on any outstanding debt or preferred stock, respectively, (3) the aggregate liquidation value of any outstanding preferred stock, (4) the aggregate principal amount of any outstanding senior notes, including any series of Tortoise Notes, and (5) any distributions payable on the common stock. The net asset value per share of our common stock will equal our net asset value divided by the number of outstanding shares of common stock.

Pursuant to an agreement with U.S. Bancorp Fund Services, LLC (the “Accounting Services Provider”), the Accounting Services Provider will value our assets in accordance with Valuation Procedures adopted by the Board of Directors. The Accounting Services Provider will obtain securities market quotations from independent pricing services approved by the Adviser and ratified by the Board. Securities for which market quotations are readily available shall be valued at “market value.” Any other securities shall be valued pursuant to fair value methodologies approved by the Board.

Valuation of certain assets at market value will be as follows. For equity securities, the Accounting Services Provider will first use readily available market quotations and will obtain direct written broker-dealer quotations if a security is not traded on an exchange or over-the-counter or quotations are not available from an approved pricing service. For fixed income securities, the Accounting Services Provider will use readily available market quotations based upon the last sale price of a security on the day we value our assets or a market value from a pricing service or by obtaining a direct written broker-dealer quotation from a dealer who has made a market in the security. For options, futures contracts and options on futures contracts, the Accounting Services Provider will use readily available market quotations. If no sales are reported on any exchange or over-the-counter (“OTC”) market for an option, futures contract or option on futures contracts, the Accounting Services Provider will use for exchange traded options, the mean between the highest bid and lowest asked prices obtained as of the closing of the exchanges on which the option is traded, and for non-exchange traded options and futures, the calculated mean based on bid and asked prices obtained from the OTC market.

If the Accounting Services Provider cannot obtain a market value or the Adviser determines that the value of a security as so obtained does not represent a fair value as of the valuation time (due to a significant development subsequent to the time its price is determined or otherwise), fair value for the security shall be determined pursuant to the Valuation Procedures adopted by the Board. The Valuation Procedures provide that the Adviser will consider a variety of factors with respect to the individual issuer and security in determining and monitoring the continued appropriateness of fair value, including, without limitation, financial statements and fundamental data with respect to the issuer, cost, the amount of any discount, restrictions on transfer and registration rights and other information deemed relevant. A report of any prices determined pursuant to certain preapproved methodologies will be presented to the Board or a designated committee thereof for approval no less frequently than quarterly. The Valuation Procedures currently provide for methodologies to be used to fair value equity securities and debt securities. With respect to equity securities, among the factors used to fair value a security subject to restrictions on resale is whether the security has a common share counterpart trading in a public market. If a security does not have a common share counterpart, the security shall be valued initially and thereafter by the Investment Committee of the Adviser (the “Pricing Committee”) based on all relevant factors and such valuation will be presented to the Board for review and ratification no less frequently than quarterly. If a security has a common share counterpart trading in a public market or is convertible into publicly-traded common shares, the Pricing Committee shall determine an appropriate percentage discount for the security in light of its resale restrictions and/or, as applicable, conversion restrictions and other factors.

With respect to debt securities, among the various factors that can affect the value of such securities are (i) whether the issuing company has freely trading debt securities of the same maturity and interest rate; (ii) whether the issuing company has an effective registration statement in place for the securities; and whether a market is made in the securities. Subject to the particular considerations of an issue, debt securities generally will be valued at amortized cost.

The foregoing methods for fair valuing securities may be used only as long as the Adviser believes they continue to represent fair value and the discussion above is qualified in its entirety by our Valuation Procedures.

In computing net asset value, we will review the valuation of the obligation for income taxes separately for current taxes and deferred taxes due to the differing impact of each on (i) the anticipated timing of required tax payments and (ii) on the treatment of distributions by us to our stockholders.

The allocation between current and deferred income taxes is determined based upon the value of assets reported for book purposes compared to the respective net tax bases of assets for federal income tax purposes. It is anticipated that cash distributions from MLPs in which we invest will not equal the amount of taxable income allocable to us primarily as a result of depreciation and amortization deductions recorded by the MLPs. This may result, in effect, in a portion of the cash distribution received by us not being treated as income for federal income tax purposes. The relative portion of such distributions not treated as income for tax purposes will vary among the MLPs, and also will vary year by year for each MLP, but in each case will reduce our remaining tax basis, if any, in the particular MLP. The Adviser will be able to directly confirm the portion of each distribution recognized as taxable income when it receives annual tax reporting information from each MLP.

PORTFOLIO TRANSACTIONS

Execution of Portfolio Transactions

Our Adviser is responsible for decisions to buy and sell securities for us, broker-dealer selection, and negotiation of brokerage commission rates. Our Adviser’s primary consideration in effecting a security transaction will be to obtain the best execution. In selecting a broker-dealer to execute each particular transaction, our Adviser will initially consider their ability to execute transactions at the most favorable prices and lowest overall execution costs, while also taking into consideration other relevant factors, such as, the reliability, integrity and financial condition of the broker-dealer, the size of and difficulty in executing the order, and the quality of execution and custodial services.   Our Adviser receives unsolicited research from some of the brokers with whom it places trades on behalf of clients, however, it has no arrangements or understandings with such brokers regarding receipt of research in return for commissions. Such research is provided to investment advisers who utilize these firms. While our Adviser may review certain of the research received, it does not consider this research when selecting brokers to execute client transactions.  Our Adviser does not put a specific value on unsolicited research, nor does it attempt to estimate and allocate the relative costs or benefits among its clients.  The price to us in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the execution services offered.

The ability to invest in direct placements of MLP securities is critical to our ability to meet our investment objective because of the limited number of MLP issuers available for investment and, in some cases, the relative small trading volumes of certain securities. Accordingly, we may from time to time enter into arrangements with placement agents in connection with direct placement transactions.

In evaluating placement agent proposals, we consider each broker’s access to issuers of MLP securities and experience in the MLP market, particularly the direct placement market. In addition to these factors, we consider whether the proposed services are customary, whether the proposed fee schedules are within the range of customary rates, whether any proposal would obligate us to enter into transactions involving a minimum fee, dollar amount or volume of securities, or into any transaction whatsoever, and other terms such as indemnification provisions.

Subject to such policies as the Board may from time to time determine, the Adviser shall not be deemed to have acted unlawfully or to have breached any duty solely by reason of its having caused us to pay a broker or dealer that provides brokerage and research services to the Adviser an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Adviser’s overall responsibilities with respect to us and to other clients of the Adviser as to which the Adviser exercises investment discretion. The Adviser is further authorized to allocate the orders placed by it on our behalf to such brokers and dealers who also provide research or statistical material or other services to us or the Adviser. Such allocation shall be in such amounts and proportions as the Adviser shall determine and the Adviser will report on said allocations regularly to the Board indicating the brokers to whom such allocations have been made and the basis therefor. For the fiscal years ended November 30, 2015, November 30, 2016 and November 30, 2017, we paid aggregate brokerage commissions of $284,316, $364,742 and $189,921, respectively.  No direct placement fees were paid in fiscal 2015, 2016 or 2017.

Portfolio Turnover

Our annual portfolio turnover rate may vary greatly from year to year. Although we cannot accurately predict our annual portfolio turnover rate, it is not expected to exceed 30% under normal circumstances. For the fiscal years ended November 30, 2016 and 2017 the portfolio turnover rate was 90.22% and 24.23%, respectively. However, portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for us. A higher turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by us. High portfolio turnover also may result in recognition of gains that will increase our taxable income, possibly resulting in an increased tax liability, as well as increasing our current and accumulated earnings and profits resulting in a greater portion of the distributions on our stock being treated as taxable dividends for federal income tax purposes. See “Certain Federal Income Tax Matters.”

CERTAIN FEDERAL INCOME TAX MATTERS

The following is a general summary of certain federal income tax considerations affecting us and our security holders. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to security holders in light of their particular circumstances or who are subject to special rules, such as banks, thrift institutions and certain other financial institutions, real estate investment trusts, regulated investment companies, insurance companies, brokers and dealers in securities or currencies, certain securities traders, tax-exempt investors, individual retirement accounts, certain tax-deferred accounts, and foreign investors. Tax matters are very complicated, and the tax consequences of an investment in and holding of our securities will depend on the particular facts of each investor’s situation. Investors are advised to consult their own tax advisors with respect to the application to their own circumstances of the general federal income taxation rules described below and with respect to other federal, state, local or foreign tax consequences to them before making an investment in our securities. Unless otherwise noted, this discussion assumes that investors are U.S. persons and hold our securities as capital assets. More detailed information regarding the federal income tax consequences of investing in our securities is in the statement of additional information.

Company Federal Income Taxation

The following discussion is a summary of certain U.S. federal income tax considerations affecting us and our stockholders. The discussion reflects applicable U.S. federal income tax laws of the U.S. as of the date of this prospectus, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (the “IRS”), possibly with retroactive effect. No attempt is made to present a detailed explanation of all federal income, estate or gift, or state, local or foreign tax concerns affecting the Company and its stockholders (including stockholders owning large positions in us). The discussion set forth herein does not constitute tax advice. Investors are urged to consult their own tax advisers to determine the tax consequences to them of investing in the Company.

In addition, no attempt is made to address tax concerns applicable to an investor with a special tax status, such as a financial institution, “real estate investment trust,” insurance company, RIC, individual retirement account, other tax-exempt entity, dealer in securities or non-U.S. investor. Furthermore, this discussion does not reflect possible application of the alternative minimum tax. Unless otherwise noted, this discussion assumes our stock is held by U.S. persons and that such shares are held as capital assets.

A U.S. holder is a beneficial owner that is for U.S. federal income tax   purposes:

•	a citizen or individual resident of the United States (including certain former citizens and former long-term residents);

•
a corporation or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia;

•	an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

•
a trust with respect to which a court within the United States is able to exercise primary supervision over its administration and one or more U.S. stockholders have the authority to control all of its substantial decisions or the trust has made a valid election in effect under applicable Treasury regulations to be treated as a U.S. person.

A “Non-U.S. holder” is a beneficial owner of our shares that is an individual, corporation, trust, or estate and is not a U.S. holder. If a partnership (including any entity treated as a partnership for U.S. federal income tax purposes) holds our shares, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the  partnership.

Taxation as a RIC

We intend to elect to be treated as, and to qualify each year for the special tax treatment afforded, a RIC under Subchapter M of the Code. As long as we meet certain requirements that govern our source of income, diversification of assets and distribution of earnings to stockholders, we will not be subject to U.S. federal income tax on income distributed (or treated as distributed, as described below) to its stockholders. With respect to the source of income requirement, we must derive in each taxable year at least 90% of its gross income (including tax-exempt interest) from (i) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in such shares, securities or currencies and (ii) net income derived from interests in qualified publicly traded partnerships. A qualified publicly traded partnership is generally defined as a publicly traded partnership under Section 7704 of the Code, but does not include a publicly traded partnership if 90% or more of its income is described in (i) above. For purposes of the income test, we will be treated as receiving directly our share of the income of any partnership that is not a qualified publicly traded partnership.

With respect to the diversification of assets requirement, we must diversify our holdings so that, at the end of each quarter of each taxable year, (i) at least 50% of the value of our total assets is represented by cash and cash items, U.S. Government securities, the securities of other RICs and other securities, with such other securities limited for purposes of such calculation, in respect of any one issuer, to an amount not greater than 5% of the value of our total assets and not more than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of our total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other RICs), the securities (other than the securities of other RICs) of any two or more issuers that we control and that are determined to be engaged in the same, similar or related trades or businesses, or the securities of one or more qualified publicly traded partnerships.

If we qualify as a RIC and distribute to our stockholders at least 90% of the sum of (i) our “investment company taxable income,” as that term is defined in the Code (which includes, among other items, dividends, taxable interest, and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses) without regard to the deduction for dividends paid and (ii) the excess of our gross tax- exempt interest, if any, over certain deductions attributable to such interest that are otherwise disallowed, we will be relieved of U.S. federal income tax on any income, including long-term capital gains, distributed to stockholders. However, if we retain any investment company taxable income or “net capital gain” (i.e., the excess of net long-term capital gain over net short-term capital loss), we will be subject to U.S. federal income tax at regular corporate federal income tax rates (currently at a maximum rate of 21%) on the amount retained. We intend to distribute at least annually substantially all of our investment company taxable income, net tax-exempt interest, and net capital gain. Under the Code, we will generally be subject to a nondeductible 4% federal excise tax on the undistributed portion of its ordinary income and capital gains if we fail to meet certain distribution requirements with respect to each calendar year. In order to avoid the 4% federal excise tax, the required minimum distribution is generally equal to the sum of (1) 98% of our ordinary income (computed on a calendar year basis), (2) 98.2% of our capital gain net income (generally computed for the one-year period ending on October 31), and (3) certain amounts from previous years to the extent such amounts have not been treated as distributed or been subject to tax under Subchapter M of the Code. We generally intend to make distributions in a timely manner in an amount at least equal to the required minimum distribution and therefore, under normal market conditions, do not currently expect to be subject to this excise tax.

We intend to invest a portion of our assets in MLPs. Net income derived from an interest in a qualified publicly traded partnership, which generally includes MLPs, is included in the sources of income from which a RIC must derive 90% of its gross income. However, not more than 25% of the value of a RIC’s total assets can be invested in the securities of qualified publicly traded partnerships. We intend to invest only in MLPs that will constitute qualified publicly traded partnerships for purposes of the RIC rules, and not more than 25% of the value of our total assets will be invested in the securities of publicly traded partnerships.

Federal Income Taxation of  MLPs

MLPs are similar to corporations in many respects, but differ in others, especially in the way they are taxed for federal income tax purposes. A corporation is a distinct legal entity, separate from its stockholders and employees and is treated as a separate entity for federal income tax purposes as well. Like individual taxpayers, a corporation must pay a federal income tax on its income. To the extent the corporation distributes its income to its stockholders in the form of dividends, the stockholders must pay federal income tax on the dividends they receive. For this reason, it is said that corporate income is double-taxed, or taxed at two levels.

An MLP that satisfies the Qualifying Income rules described below, and does not elect otherwise, is treated for federal income tax purposes as a pass-through entity. No federal income tax is paid at the partnership level. A partnership’s income is considered earned by all the partners; it is allocated among all the partners in proportion to their interests in the partnership (generally as provided in the partnership agreement), and each partner pays tax on his, her or its share of the partnership’s income. All the other items that go into determining taxable income and tax owed are passed through to the partners as well — capital gains and losses, deductions, credits, etc. Partnership income is thus said to be single-taxed or taxed only at one level — that of the partner.

The Code generally requires “publicly traded partnerships” to be treated as corporations for federal income tax purposes. However, if the publicly traded partnership satisfies certain requirements and does not elect otherwise, the publicly traded partnership will be taxed as a partnership for federal income tax purposes, referred to herein as an MLP. Under these requirements, an MLP must derive each taxable year at least 90% of its gross income from Qualifying Income.

Qualifying Income for MLPs includes interest, dividends, real property rents, gain from the sale or other disposition of real property, certain income and gain from commodities or commodity futures, and income and gain from certain mineral or natural resources activities. Mineral or natural resources activities that generate Qualifying Income include income and gains from the exploration, development, mining or production, processing, refining, transportation (including pipelines transporting gas, oil or products thereof), or the marketing of any mineral or natural resource (including fertilizer, geothermal energy, and timber). Most MLPs today are in energy, timber, or real estate related businesses.

Because the MLP itself does not pay federal income tax, its income or loss is allocated to its investors, irrespective of whether the investors receive any cash payment from the MLP. MLPs generally make quarterly cash distributions. Although they resemble corporate dividends, MLP distributions are treated differently. The MLP distribution is treated as a return of capital to the extent of the investor’s basis in his MLP interest and, to the extent the distribution exceeds the investor’s basis in the MLP interest, capital gain. The investor’s original basis is the price paid for the units. The basis is adjusted downward with each distribution and allocation of deductions (such as depreciation) and losses, and upwards with each allocation of income.

When the units are sold, the difference between the sales price and the investor’s adjusted basis is the gain or loss for federal income tax purposes. The partner generally will not be taxed on distributions until (1) he sells his MLP units and pays tax on his gain, which gain is increased resulting from the basis decrease resulting from prior distributions; or (2) his basis reaches  zero.

Failure to Qualify as a RIC

If we are unable to satisfy the 90% distribution requirement or otherwise fail to qualify as a RIC in any year, we will be taxed in the same manner as an ordinary corporation and distributions to our stockholders will not be deductible by us in computing our taxable income. In such event, our distributions, to the extent derived from our current or accumulated earnings and profits, would constitute dividends, which would generally be eligible for the dividends received deduction available to corporate stockholders, and non-corporate stockholders would generally be able to treat such distributions as “qualified dividend income” eligible for reduced rates, provided in each case that certain holding period and other requirements are satisfied. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholders’ tax basis in our shares, and any remaining distributions would be treated as a capital gain. Earnings and profits are generally treated, for federal income tax purposes, as first being used to pay distributions on preferred stock, and then to the extent remaining, if any, to pay distributions on the common stock. To qualify as a RIC in a subsequent taxable year, we would be required to satisfy the source-of-income, the asset diversification, and the annual distribution requirements for that year and dispose of any earnings and profits from any year in which we failed to qualify for tax treatment as a RIC. Subject to a limited exception applicable to RICs that qualified as such under the Code for at least one year prior to disqualification and that requalify as a RIC no later than the second year following the nonqualifying year, we would be subject to tax on any unrealized built-in gains in the assets held by us during the period in which we failed to qualify for tax treatment as a RIC that are recognized within the subsequent 5 years, unless we made a special election to pay corporate-level tax on such built-in gain at the time of its requalification as a RIC.

Taxation for U.S.  Stockholders

Assuming we qualify as a RIC, distributions we pay to you from our investment company taxable income will generally be taxable to you as ordinary income to the extent of our earnings and profits, whether paid in cash or reinvested in additional shares. A portion of such distributions (if designated by us) may qualify (i) in the case of corporate stockholders, for the dividends received deduction under Section 243 of the Code to the extent that our income consists of dividend income from U.S. corporations, excluding distributions from certain entities, including REITs, or (ii) in the case of individual stockholders, as qualified dividend income eligible to be taxed at reduced rates under Section 1(h)(11) of the Code (which generally provides for a maximum rate of 20%) to the extent that we receive qualified dividend income, and provided in each case that certain holding period and other requirements are met. Qualified dividend income is, in general, dividend income from taxable domestic corporations and qualified foreign corporations (e.g., generally, if the issuer is incorporated in a possession of  the United States or in a country with a qualified comprehensive income tax treaty with the United States, or if the stock with respect to which such dividend is paid is readily tradable on an established securities market in the United States). To be treated as qualified dividend income, the stockholder must hold the shares paying otherwise qualifying dividend income more than 60 days during the 121-day period beginning 60 days before the ex-dividend date. A stockholder’s holding period may be reduced for purposes of this rule if the stockholder engages in certain risk reduction transactions with respect to the stock. A qualified foreign corporation generally excludes any foreign corporation that, for the taxable year of the corporation in which the dividend was paid or the preceding taxable year, is a passive foreign investment company. Distributions made to you from an excess of net long-term capital gain over net short-term capital losses (“capital gain dividends”), including capital gain dividends credited to you but retained by us, will be taxable to you as long-term capital gain if they have been properly designated by us, regardless of the length of time you have owned our shares. The maximum tax rate on capital gain dividends received by individuals is generally 20%.

Distributions in excess of our earnings and profits will be treated by you, first, as a tax-free return of capital, which is applied against and will reduce the adjusted tax basis of your shares and, after such adjusted tax basis is reduced to zero, will generally constitute capital gain to you. Under current law, the maximum tax rate on long-term capital gains and qualified dividend income is 20%, and all ordinary dividends (including amounts treated as qualified dividends under the law currently in effect) will be taxed as ordinary income. In addition, certain stockholders may be subject to an additional 3.8% Medicare tax on net investment income. Generally, not later than 60 days after the close of its taxable year, we will provide you with a written notice designating the amount of any qualified dividend income or capital gain dividends and other distributions.

As a RIC, we will be required to apportion tax preference items under the AMT between us and the stockholders and this may affect the stockholders’ AMT liabilities. The tax preference items are any items that are treated differently for AMT purposes. We intend in general to apportion these items in the same proportion that dividends paid to each shareholder bear to our taxable income (determined without regard to the dividends paid deduction). Sales and other dispositions of our shares generally are taxable events. You should consult your own tax adviser with reference to your individual circumstances to determine whether any particular transaction in our shares is properly treated as a sale or exchange for federal income tax purposes and the tax treatment of any gains or losses recognized in such transactions. The sale or other disposition of our shares will generally result in capital gain or loss to you equal to the difference between the amount realized and your adjusted tax basis in the shares sold or exchanged, and will be long-term capital gain or loss if your holding period for the shares is more than one year at the time of sale. Any loss upon the sale or exchange of shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends you received (including amounts credited as an undistributed capital gain dividend) with respect to such shares. A loss you realize on a sale or exchange of our shares generally will be disallowed if you acquire other substantially identical shares within a 61-day period beginning 30 days before and ending 30 days after the date that you dispose of the shares. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Present law taxes both long-term and short-term capital gain of corporations at the rates applicable to ordinary income of corporations. For non-corporate taxpayers, short-term capital gain will currently be taxed at the rate applicable to ordinary income, currently a maximum rate of 37%, while long-term capital gain generally will be taxed at a maximum rate of 20%. Capital losses are subject to certain limitations.

For purpose of determining (i) whether the annual distribution requirement is satisfied for any year and (ii) the amount of capital gain dividends paid for that year, we may, under certain circumstances, elect to treat a distribution that is paid during the following taxable year as if it had been paid during the taxable year in question. If we make such an election, the U.S. shareholder will still be treated as receiving the distribution in the taxable year in which the distribution is made. However, if we pay you a distribution in January that was declared in the previous October, November or December to stockholders of record on a specified date in one of such months, then such distribution will be treated for tax purposes as being paid by us and received by you on December 31 of the year in which the distribution was declared. A stockholder may elect not to have all distributions automatically reinvested in our shares pursuant to the Plan. If a stockholder elects not to participate in the Plan, such stockholder will receive distributions in cash. For taxpayers subject to U.S. federal income tax, all distributions will generally be taxable, as discussed above, regardless of whether a stockholder takes them in cash or they are reinvested pursuant to the Plan in additional shares.

If a stockholder’s distributions are automatically reinvested pursuant to the Plan, for U.S. federal income tax purposes, the stockholder will generally be treated as having received a taxable distribution in the amount of the cash dividend that the stockholder would have received if the stockholder had elected to receive cash. Under certain circumstances, however, if a stockholder’s distributions are automatically reinvested pursuant to the Plan and the Plan Agent invests the distribution in newly issued shares, the stockholder may be treated as receiving a taxable distribution equal to the fair market value of the stock the stockholder receives.

We intend to distribute substantially all realized capital gains, if any, at least annually. If, however, we were to retain any net capital gain, we may designate the retained amount as undistributed capital gains in a notice to stockholders who, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income as long-term capital gain, their proportionate shares of such undistributed amount and (ii) will be entitled to credit their proportionate shares of the federal income tax paid by the Company on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. If such an event occurs, the tax basis of shares owned by a stockholder of the Company will, for U.S. federal income tax purposes, generally be increased by the difference between the amount of undistributed net capital gain included in the stockholder’s gross income and the tax deemed paid by the stockholders.

Call Options

Our covered call options generally will be treated as options governed by Code Section 1234. Pursuant to Code Section 1234, if a written option expires unexercised, the premium received is short-term capital gain to us. If we enter into a closing transaction, the difference between the amount paid to close out our position and the premium received for writing the option is short-term capital gain or loss. If a call option written by us is cash settled, any resulting gain or loss will generally be short-term capital gain or loss.

The Code contains special rules that apply to “straddles,” defined generally as the holding of “offsetting positions with respect to personal property.” For example, the straddle rules normally apply when a taxpayer holds stock and an offsetting option with respect to such stock or substantially identical stock or securities. In general, investment positions will be offsetting if there is a substantial diminution in the risk of loss from holding one position by reason of holding one or more other positions. If two or more positions constitute a straddle, recognition of a realized loss from one position must generally be deferred to the extent of unrecognized gain in an offsetting position. In addition, long- term capital gain may be recharacterized as short-term capital gain, or short-term capital loss as long-term capital loss. Interest and other carrying charges allocable to personal property that is part of a straddle are not currently deductible but must instead be capitalized. Similarly, “wash sale” rules apply to prevent the recognition of loss by us from the disposition of stock or securities at a loss in a case in which identical or substantially identical stock or securities (or an option to acquire such property) is or has been acquired within a prescribed period.

To the extent that any of our positions constitute tax straddles which do not qualify as a “qualified covered call” under Section 1092(c)(4), the impact upon our income taxes will include: dividends received on the long common stock leg of the straddle may not be eligible for distributions that qualify as “qualified dividend income” or for the corporate dividends received deduction, we will generally realize short-term gain or loss on the long common stock leg of the straddle (to the extent losses are not otherwise deferred) and, realized losses on either the long common stock or the written (short) option legs of the straddle may be deferred for tax purposes to the extent that both legs of the straddle are not closed within the same tax year.

In general, a “qualified covered call option” is an option that is written (sold) with respect to stock that is held or acquired by a taxpayer in connection with granting the option which meets certain requirements, including: the option is exchange-traded or, if over-the-counter, meets certain IRS requirements, is granted more than 30 days prior to expiration, is not “deep-in-the-money” (within the meaning of Section 1092), is not granted by an options dealer (within the meaning of Section 1256(g)(8)) in connection with the option dealer’s activity of dealing in options, and gain or loss with respect to such option is not ordinary income or loss. Provided our covered calls meet the definition of qualified covered calls and are not part of a larger straddle, the general tax straddle holding period termination rules will not apply. As a result, dividend income received with respect to the long common stock leg of the straddle may be eligible for qualified dividend income and corporate dividends received deduction treatment (assuming all other relevant requirements are met). In addition, the general tax straddle rules requiring loss deferral and the capitalization of certain interest expense and carrying charges will not apply. Qualified covered call option positions are, however, subject to special rules in the case of options which are in-the-money (but still not “deep-in-the-money”) or for positions which are closed near year end (and not within the same year end).

We may enter into transactions that would be treated as “Section 1256 Contracts” under the Code. In general, we would be required to treat any Section 1256 Contracts as if they were sold for their fair market value at the end of our taxable year, and would be required to recognize gain or loss on such deemed sale for federal income tax purposes even though we did not actually sell the contract and receive cash. Forty percent of such gain or loss would be treated as short-term capital gain or loss and sixty percent of such gain or loss would be treated as long-term capital gain or loss.

The Code allows a taxpayer to elect to offset gains and losses from positions that are part of a “mixed straddle.” A “mixed straddle” is any straddle in which one or more but not all positions are section 1256 contracts. The Company may be eligible to elect to establish one or more mixed straddle accounts for certain of its mixed straddle trading positions. The mixed straddle account rules require a daily “marking to market” of all open positions in the account and a daily netting of gains and losses from all positions in the account. At the end of a taxable year, the annual net gains or losses from the mixed straddle account are recognized for tax purposes. The net capital gain or loss is treated as 60 percent long-term and 40 percent short-term capital gain or loss if attributable to the section 1256 contract positions, or all short-term capital gain or loss if attributable to the non-section 1256 contract positions.

Our transactions in options will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by us (i.e., may affect whether gains or losses are ordinary or capital, or short-term or long-term), may accelerate recognition of income to us and may defer our losses. These rules could, therefore, affect the character, amount and timing of distributions to stockholders. These provisions also (a) will require us to mark-to- market certain types of the positions in its portfolio (i.e., treat them as if they were closed out), and (b) may cause us to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the distribution requirement for qualifying to be taxed as a RIC and the distribution requirement for avoiding excise taxes. We will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in our books and records in order to mitigate the effect of these rules and prevent our disqualification from being taxed as a RIC.

Withholding and Other

Further, certain of our investment practices are subject to special and complex federal income tax provisions that may, among other things, (i) convert distributions that would otherwise constitute qualified dividend income into short-term capital gain or ordinary income taxed at the higher rate applicable to ordinary income, (ii) treat distributions that would otherwise be eligible for the corporate dividends received deduction as ineligible for  such  treatment,  (iii)  disallow,  suspend  or otherwise  limit  the  allowance  of  certain  losses  or deductions,(iv) convert long-term capital gain into short-term capital gain or ordinary income, (v) convert an ordinary loss or deduction into a capital loss (the deductibility of which is more limited), (vi) cause us to recognize income or gain without a corresponding receipt of cash, (vii) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (viii) adversely alter the characterization of certain complex financial transactions, and (ix) produce income that will not qualify as good income for purposes of the 90% annual gross income requirement described above. While it may not always be successful in doing so, the Company will seek to avoid or minimize any adverse tax consequences of its investment practices.

We may be subject to withholding and other taxes imposed by foreign countries, including taxes on interest, dividends and capital gains with respect to its investments in those countries, which would, if imposed, reduce the yield on or return from those investments. Tax treaties between certain countries and the United States may reduce or eliminate such taxes in some cases. We do not expect to satisfy the requirements for passing through to our stockholders their pro rata shares of qualified foreign taxes paid by us, with the result that stockholders will not be entitled to a tax deduction or credit for such taxes on their own US federal income tax returns, although our payment of such taxes will remain eligible for a foreign tax credit or a deduction in computing our taxable income.

We are required in certain circumstances to backup withhold at a current rate of 24% (this rate is applicable for tax years 2018 through 2025) on taxable distributions and certain other payments paid to certain holders of our shares who do not furnish us with their correct taxpayer identification number (in the case of individuals, their social security number) and certain certifications, or who are otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld from payments made to you may be refunded or credited against your U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

U.S. Federal Income Tax Considerations for Non-U.S.  Stockholders

The following discussion is a general summary of the material U.S. federal income tax considerations applicable to a Non-U.S. holder of our stock (a “Non-U.S. Stockholder”).

This summary does not purport to be a complete description of the income tax considerations for a Non-U.S. Stockholder. For example, the following does not describe income tax consequences that  are  assumed to be generally known by investors or certain considerations that may be relevant to certain types of holders subject to special treatment under U.S. federal income tax laws. This summary does not discuss any aspects of U.S. estate or gift tax or state or local tax.  In  addition, this summary does not address  (i)  any  Non-U.S. Stockholder that holds, at any time, more than 5 percent of our stock, directly or under ownership  attribution  rules  applicable  for  purposes  of  Section 897 of the Code, or (ii) any Non-U.S. Stockholder whose ownership of our shares is effectively connected with the conduct  of a  trade or business in the United States.

As indicated above, we intend to elect to be treated, and to qualify each year, as a RIC for U.S. federal income tax purposes. This summary is based on the assumption that we will qualify as a RIC in each of its taxable years. Distributions of our investment company taxable income to Non-U.S. Stockholders will, except as discussed below, be subject to withholding of U.S. federal income tax at a 30% rate (or lower rate provided by an applicable income tax treaty) to the extent of our current and accumulated earnings and profits. In order to obtain a reduced rate of withholding, a Non-U.S. Stockholder will be required to provide an Internal Revenue Service Form W-8BEN (or an acceptable substitute form) certifying its entitlement to benefits under a treaty. Distributions made out of “qualified interest income” or net short-term capital gain in any taxable year beginning before January 1, 2012 will generally not be subject to this withholding tax. If, however, a Non-U.S. Stockholder who is an individual has been present in the United States for 183 days or more during the taxable year and meets certain other conditions, any such distribution of net short-term capital gain will be subject to U.S. federal income tax at a rate of 30% (or lower rate provided by an applicable income tax treaty).

Actual or deemed distributions of our net capital gains to a Non-U.S. Stockholder, and gains realized by a Non-U.S. Stockholder upon the sale of our stock, will not be subject to withholding of U.S. federal income tax and generally will not be subject to U.S. federal income tax unless the Non-U.S. Stockholder is an individual, has been present in the United States for 183 days or more during the taxable year, and certain other conditions are satisfied.

If we distribute our net capital gains in the form of deemed rather than actual distributions (which we may do in the future), a Non-U.S. Stockholder may be entitled to a federal income tax credit or tax refund equal to the stockholder’s allocable share of the tax we paid on the capital gains deemed to have been distributed. In order to obtain the refund, the Non-U.S. Stockholder must obtain a U.S. taxpayer identification number and file a federal income tax return even if the Non-U.S. Stockholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a federal income tax return.

A Non-U.S. Stockholder who is a non-resident alien individual, and who is otherwise subject to withholding of federal income tax, may be subject to information reporting and backup withholding of federal income tax on dividends unless the Non-U.S. Stockholder provides us or the dividend paying agent with an IRS Form W-8BEN (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a Non-U.S. Stockholder or otherwise establishes an exemption from backup withholding. The amount of any backup withholding from a payment  to  a  Non-U.S.  Stockholder  will  be  allowed  as  a  credit  against  such  Non-U.S. Stockholder’s United States federal income tax liability and may entitle such holder to a refund, provided that the required information is furnished to the Internal Revenue Service.

Non-U.S. persons should consult their own tax advisers with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in the shares.

Additional Considerations

Unearned Income Medicare Tax.   For taxable years beginning after December 31, 2012, a 3.8 percent tax generally is imposed on some or all of the net investment income of certain individuals with modified adjusted gross income of over $200,000 ($250,000 in the case of joint filers or surviving spouses or $125,000 if married and filing separately) and on some or all of the undistributed net investment income of certain estates and trusts. With respect to individuals, the tax is imposed on the lesser of (i) the individual’s net investment income for such taxable year or (ii) the excess of the individual’s modified adjusted gross income for such taxable year over the applicable threshold amount (generally $200,000 but $250,000 if filing jointly or a surviving spouse and $125,000 if married and filing separately).  For these purposes, “net investment income” will generally include interest (including interest on our debt securities), dividends (including dividends paid with respect to our stock), annuities, royalties, rent, net gain attributable to the disposition of property not held in a trade or business (including net gain from the sale, exchange or other taxable disposition of shares of our stock and debt securities) and certain other income, but will be reduced by any deductions properly allocable to such income or net gain.

Foreign Account Tax Compliance Act (“FATCA”) Withholding. Sections 1471 through 1474 of the Code (“FATCA”) generally impose a U.S. federal withholding tax of 30% on certain payments of dividends, interest or gross proceeds from the disposition of stock or a debt instrument paid to certain non-U.S. entities, including certain foreign financial institutions and investment funds, unless such non-U.S. entity complies with certain reporting requirements regarding its U.S. account holders and its U.S. owners. The new withholding obligations do not apply to payments on, or with respect to, debt obligations that are outstanding on July 1, 2014 unless such obligations are significantly modified (and thus are treated as being reissued for U.S. federal income tax purposes) after such date. Non-U.S. holders should consult their own tax advisors regarding FATCA and whether it may be relevant to their acquisition, ownership and disposition of the Notes.

The foregoing is a general and abbreviated summary of the provisions of the Code and the treasury regulations in effect as they directly govern the taxation of the Company and its security holders. These provisions are subject to change by legislative and administrative action, and any such change may be retroactive.  Security holders (and prospective holders) are urged to consult their tax advisers regarding specific questions as to U.S. federal, foreign, state, local income or other taxes.

PROXY VOTING POLICIES

We and the Adviser have adopted proxy voting policies and procedures (“Proxy Policy”), which we believe are reasonably designed to ensure that proxies are voted in our best interests and our stockholders best interests. Subject to the oversight of the Board, the Board has delegated responsibility for implementing the Proxy Policy to the Adviser. Because of the unique nature of MLPs in which we primarily invest, the Adviser shall evaluate each proxy on a case-by-case basis. Because proxies of MLPs are expected to relate only to extraordinary measures, we do not believe it is prudent to adopt pre-established voting guidelines.

In the event requests for proxies are received with respect to the voting of equity securities other than MLP equity units, on routine matters, such as election of directors or approval of auditors, the proxies usually will be voted with management unless the Adviser determines it has a conflict or the Adviser determines there are other reasons not to vote with management. On non-routine matters, such as amendments to governing instruments, proposals relating to compensation and stock option and equity compensation plans, corporate governance proposals and stockholder proposals, the Adviser will vote, or abstain from voting if deemed appropriate, on a case-by-case basis in a manner it believes to be in the best economic interest of our stockholders. In the event requests for proxies are received with respect to debt securities, the Adviser will vote on a case-by-case basis in a manner it believes to be in the best economic interest of our stockholders.

The Chief Executive Officer is responsible for monitoring corporate actions and ensuring that (1) proxies are received and forwarded to the appropriate decision makers; and (2) proxies are voted in a timely manner upon receipt of voting instructions. We are not responsible for voting proxies we do not receive, but will make reasonable efforts to obtain missing proxies. The Chief Executive Officer shall implement procedures to identify and monitor potential conflicts of interest that could affect the proxy voting process, including (1) significant client relationships; (2) other potential material business relationships; and (3) material personal and family relationships. All decisions regarding proxy voting shall be determined by the Investment Committee of the Adviser, or a Managing Director of the Adviser designated by the Investment Committee, and shall be executed by the Chief Executive Officer or, if the proxy may be voted electronically, electronically voted by the Chief Executive Officer or his designee. Every effort shall be made to consult with the portfolio manager and/or analyst covering the security. We may determine not to vote a particular proxy, if the costs and burdens exceed the benefits of voting (e.g., when securities are subject to loan or to share blocking restrictions).

If a request for proxy presents a conflict of interest between our stockholders on the one hand, and the Adviser, the principal underwriters, or any affiliated persons of us, on the other hand, management may (i) disclose the potential conflict to the Board of Directors and obtain consent; or (ii) establish an ethical wall or other informational barrier between the persons involved in the conflict and the persons making the voting decisions.

Information regarding how we voted proxies for the 12-month period ended June 30, 2017, is available without charge by calling us at 1-866-362-9331. You also may access this information on the SEC’s website at http://www.sec.gov. The Adviser’s website at www.tortoiseadvisors.com provides a link to all of our reports filed with the SEC.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP, 1200 Main Street, Kansas City, Missouri, serves as our independent registered public accounting firm. Ernst & Young LLP provides audit and audit-related services, tax return preparation and assistance and consultation in connection with review of our filings with the SEC.

ADMINISTRATOR AND CUSTODIAN

U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as our administrator and provides certain back-office support such as payment of expenses and preparation of financial statements and related schedules. We pay the administrator a monthly fee computed at an annual rate of 0.04% of the first $1 billion of our Managed Assets, 0.01% on the next $500 million of our Managed Assets and 0.005% on the balance of our Managed Assets.  For the fiscal years ended November 30, 2015, November 30, 2016 and November 30, 2017, we paid U.S. Bancorp Fund Services, LLC $153,528, $103,599 and $114,306, respectively for administrative services.

U.S. Bank, N.A., 1555 North Rivercenter Drive, Suite 302, Milwaukee, Wisconsin 53212 serves as the custodian of our cash and investment securities. We pay the custodian a monthly fee computed at an annual rate of 0.004% of our portfolio assets, subject to a minimum annual fee of $4,800, plus portfolio transaction fees.

INTERNAL ACCOUNTANT

U.S. Bancorp Fund Services, LLC (“U.S. Bancorp”) serves as our internal accountant. For its services, we pay U.S. Bancorp a fee computed at $24,000 for the first $50 million of our net assets, 0.0125% on the next $200 million of net assets, 0.0075% on the next $250 million of net assets, and 0.0025% on the balance of our net assets.  For the fiscal years ended November 30, 2015, 2016 and 2017, we paid U.S. Bancorp $52,013, $44,957 and $52,154, respectively, for internal accounting services.

ADDITIONAL INFORMATION

A Registration Statement on Form N-2, including amendments thereto, relating to the common stock, preferred stock and debt securities offered hereby, has been filed by us with the SEC. The prospectus, prospectus supplement, and this Statement of Additional Information do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. Please refer to the Registration Statement for further information with respect to us and the offering of our securities. Statements contained in the prospectus, prospectus supplement, and this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to a Registration Statement, each such statement being qualified in all respects by such reference. Copies of the Registration Statement may be inspected without charge at the SEC’s principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the SEC upon the payment of certain fees prescribed by the SEC.

FINANCIAL STATEMENTS

Our 2017 Annual Report, which contains our audited financial statements as of November 30, 2017 and for the year then ended, notes thereto, and other information about us, is incorporated by reference into, and shall be deemed to accompany, this Statement of Additional Information.

Our 2017 Annual Report includes supplemental financial information which presents selected ratios as a percentage of our total investment portfolio and a calculation of our distributable cash flow (“DCF”) and related information. You may request a free copy of the Statement of Additional Information, our annual, semi-annual and quarterly reports, or make other requests for information about us, by calling toll-free 1-866-362-9331, or by writing to us at 11550 Ash Street, Suite 300, Leawood, Kansas 66211.  These documents are also available on the SEC’s EDGAR system and can be inspected and copied for a fee at the SEC’s public reference room, 100 F Street, N.E., Room 1580, Washington, D.C. Additional information about the operation of the public reference room facilities may be obtained by calling the SEC at (202) 551-5850.

APPENDIX A — RATING OF INVESTMENTS

MOODY’S INVESTORS SERVICE, INC.

Moody’s long-term obligation ratings are opinions of the relative credit risk of financial obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

“Aaa” Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

“Aa” Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

“A” Obligations rated A are considered upper-medium grade and are subject to low credit risk.

“Baa” Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

“Ba” Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

“B” Obligations rated B are considered speculative and are subject to high credit risk.

“Caa” Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

“Ca” Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

“C” Obligations rated C are the lowest rated class and are typically in default, with little prospect for recovery of principal and interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

FITCH RATINGS

A brief description of the applicable Fitch Ratings (“Fitch”) ratings symbols and meanings (as published by Fitch) follows:

AAA: Highest credit quality.
‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality.
‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High credit quality.
‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB: Good credit quality.
‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB: Speculative.
‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.

B: Highly speculative.
‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC: Substantial credit risk.
Default is a real possibility.

CC: Very high levels of credit risk.
Default of some kind appears probable.

C: Exceptionally high levels of credit risk
Default is imminent or inevitable, or the issuer is in standstill. Conditions that are indicative of a ‘C’ category rating for an issuer include:
a.	the issuer has entered into a grace or cure period following non-payment of a material financial obligation;
b.	the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; or
c.	Fitch Ratings otherwise believes a condition of ‘RD’ or ‘D’ to be imminent or inevitable, including through the formal announcement of a distressed debt exchange.

RD: Restricted default.
`RD’ ratings indicate an issuer that in Fitch Ratings’ opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased operating. This would include:
a.	the selective payment default on a specific class or currency of debt;
b.
the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

c.	the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or
d.	execution of a distressed debt exchange on one or more material financial obligations.

D: Default.
‘D’ ratings indicate an issuer that in Fitch Ratings’ opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business.

STANDARD & POOR’S CORPORATION

A brief description of the applicable Standard & Poor’s Corporation, a division of The McGraw-Hill Companies (“Standard & Poor’s” or “S&P”), rating symbols and their meanings (as published by S&P) follows:

A Standard & Poor’s issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor’s from other sources it considers reliable. Standard & Poor’s does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days — including commercial paper.

Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term ratings address the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

Long-Term Issue Credit Ratings

Issue credit ratings are based in varying degrees, on the following considerations:

1.     Likelihood of payment — capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

2.     Nature of and provisions of the obligation; and

3.     Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights. The issue ratings definitions are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.

“AAA” — An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

“AA” — An obligation rated ‘AA’ differs from the highest-rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

“A” — An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

“BBB” — An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, AND C — Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

“BB” — An obligation rated ‘BB’ is less vulnerable in the near-term to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

“B” — An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

“CCC” — An obligation rated ‘CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

“CC” — An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

“C” — The ‘C’ rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default.

“D” — An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

“+/-” — Plus (+) or minus (-). The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

N.R. — Not rated.

Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

Bond Investment Quality Standards

Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories (‘AAA’, ‘AA’, ‘A’, ‘BBB’, commonly known as investment-grade ratings) generally are regarded as eligible for bank investment.

Also, the laws of various states governing legal investments impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies, and fiduciaries in general.

Tortoise Pipeline & Energy Fund, Inc.

STATEMENT OF ADDITIONAL INFORMATION

______, 2018

PART C — OTHER INFORMATION

Item 25:	Financial Statements and Exhibits

1.	Financial Statements:

The Registrant’s audited financial statements dated November 30, 2017, notes to such financial statements and report of independent registered public accounting firm thereon, and the Registrant’s unaudited financial statements dated February 28, 2018, and notes to such financial statements, are incorporated by reference into Part B: Statement of Additional Information.

2.	Exhibits:

Exhibit
No.	Description of Document
a. 1	Articles of Incorporation(1)

a.2.	Articles Supplementary relating to Series A Mandatory Redeemable Preferred Shares*(3)

b.	Amended and Restated Bylaws*(3)

c.	Inapplicable

d. 1.	Form of Stock Certificate(2)

d.2.	Form of Preferred Stock Certificate ***

d.3.	Form of Fixed Rate Note ***

d.4.	Form of Floating Rate Note ***

e.	Dividend Reinvestment Plan(2)

f.	Inapplicable

g.	Investment Advisory Agreement with Tortoise Capital Advisors, L.L.C. dated January 31, 2018*(3)

h.	In applicable

i.	Inapplicable

j. 1.	Custody Agreement with U.S. Bank National Association dated October 17, 2011*(3)

j.2.	First Amendment to the Custody Agreement with U.S. Bank, N.A. dated January 29, 2016*(3)

k.1.	Stock Transfer Agency Agreement with Computershare Inc. and Computershare Trust Company, N.A. dated August 25, 2011(2)

k.2.	Administration Agreement with U.S. Bancorp Fund Services, LLC dated October 17, 2011*(3)

k.3.	Fund Accounting Servicing Agreement with U.S. Bancorp Fund Services, LLC dated October 17, 2011(3)

k.4.	Addendum to the Fund Administration Servicing Agreement dated May 15, 2018(3)

k.5.	Securities Purchase dated November 15, 2011(3)

k.6.	Master Note Purchase Agreement dated November 15, 2011(3)

k.7.	Master Note Purchase Agreement dated December 12, 2014(3)

k.8.	Credit Agreement dated June 15, 2015(3)

l.	Opinion of Venable LLP with respect to issuances of common stock, preferred stock and debt securities *

m.	Inapplicable

n.	Consent of Independent Registered Public Accounting Firm*

o.	Inapplicable

p.	Subscription Agreement(2)

q.	Inapplicable

r.1.	Code of Ethics of the Registrant(3)

r.2.	Code of Ethics of Tortoise Capital Advisors, L.L.C.(3)

s.1.	Power of Attorney(3)

s.2.	Form of Prospectus Supplement for Common Stock Offering *

s.3.	Form of Prospectus Supplement for Debt Offering *

s.4.	Form of Prospectus Supplement for Preferred Offering *

(1)	Incorporated by reference to the Registrant’s Registration Statement on Form N-2 (File Nos. 811-22585 and 333-175687) filed on July 27, 2011.
(2)	Incorporated by reference to the Registrant’s Registration Statement on Form N-2 (File Nos. 811-22585 and 333-175687) filed on September 22, 2011.
(3)	Incorporated by reference to the Registrant’s Registration on Form N-2 (File Nos. 811-22585 and 333-225877) filed June 26, 2018.

*	Filed herewith.

Item 26:	Marketing Arrangements

The information contained under the heading “Plan of Distribution” in the prospectus is incorporated herein by reference, and information concerning the underwriter will be contained in the accompanying prospectus supplement.

Item 27:	Other Expenses and Distribution

The following table sets forth the estimated expenses to be incurred in connection with all potential offerings described in this Registration Statement:

Securities and Exchange Commission Fees	$12,450
Directors’ Fees and Expenses	6,500
Printing (other than certificates)	64,000
Accounting fees and expenses	114,000
Legal fees and expenses	70,000
NYSE listing fees	55,000
Rating Agency Fees	35,000
FINRA fees	10,000
Miscellaneous	25,000
Total	$391,950	*
*  These expenses will be borne by the Company unless otherwise specified in a prospectus supplement.

Item 28.	Persons Controlled by or Under Common Control

None.

Item 29.	Number of Holders of Securities

As of August 31, 2018, the number of record holders of each class of securities of the Registrant was:

Title of Class	Number of Record Holders

Common Shares ($0.001 par value)	4
Preferred Stock (Liquidation Preference $25.00 per share)	2
Debt ($36,000,000 aggregate principal amount)	6

Item 30.	Indemnification

Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty which is established by a final judgment as being material to the cause of action. The Registrant’s charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law.

The Registrant’s charter authorizes it, to the maximum extent permitted by Maryland law and the Investment Company Act of 1940, as amended (the “1940 Act”), to indemnify any present or former director or officer or any individual who, while a director of the Registrant and at the request of the Registrant, serves or has served another corporation, real estate investment trust, partnership, joint venture, limited liability company, trust, employee benefit plan or other enterprise as a director, officer, partner, manager, member or trustee, from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her status as a present or former director or officer of the Registrant and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding. The Registrant’s Bylaws obligate it, to the maximum extent permitted by Maryland law and the 1940 Act, to indemnify any present or former director or officer or any individual who, while a director of the Registrant and at the request of the Registrant, serves or has served another corporation, real estate investment trust, partnership, joint venture, limited liability company, trust, employee benefit plan or other enterprise as a director, officer, partner, manager, member or trustee and who is made a party to the proceeding by reason of his service in that capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her status as a present or former director or officer of the Registrant and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding. The charter and Bylaws also permit the Registrant to indemnify and advance expenses to any person who served as a predecessor of the Registrant in any of the capacities described above and any employee or agent of the Registrant or a predecessor of the Registrant.

Maryland law requires a corporation (unless its charter provides otherwise, which the Registrant’s charter does not) to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he is made a party by reason of his service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (i) was committed in bad faith or (ii) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that personal benefit was improperly received, unless in either case a court orders indemnification and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (a) a written affirmation by the director or officer of his good faith belief that he has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or on his behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

The provisions set forth above apply insofar as they are consistent with Section 17(h) of the 1940 Act, which prohibits indemnification of any director or officer of the Registrant against any liability to the Registrant or its stockholders to which such director or officer otherwise would be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (“1933 Act”), may be provided to directors, officers and controlling persons of the Registrant, pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding or payment pursuant to any insurance policy) is asserted against the Registrant by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 31.	Business and Other Connections of Investment Adviser

The information in the Statement of Additional Information under the caption “Management of the Company—Directors and Officers” is hereby incorporated by reference.

Item 32.	Location of Accounts and Records

All such accounts, books, and other documents are maintained at the offices of the Registrant, at the offices of the Registrant’s investment adviser, Tortoise Capital Advisors, L.L.C., 11550 Ash Street, Suite 300, Leawood, Kansas 66211, at the offices of the custodian, U.S. Bank National Association, 1555 North Rivercenter Drive, Suite 302, Milwaukee, Wisconsin 53212, at the offices of the transfer agent, Computershare Trust Company N.A., P. O. Box 30170, College Station, Texas 77842-3170, and at the offices of the administrator, U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, WI 53202.

Item 33.	Management Services

Not applicable.

Item 34.	Undertakings

1. The Registrant undertakes to suspend the offering of common stock until the prospectus is amended if (1) subsequent to the effective date of its registration statement, the net asset value declines more than ten percent from its net asset value as of the effective date of this registration statement or (2) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

2. Not applicable.

3. Any securities not taken in a rights offering by stockholders are to be reoffered to the public, an undertaking to supplement the prospectus, after the expiration of the subscription period, to set forth the results of the subscription offer, the transactions by underwriters during the subscription period, the amount of unsubscribed securities to be purchased by underwriters, and the terms of any subsequent reoffering thereof. If any public offering by the underwriters of the securities being registered is to be made on terms differing from those set forth on the cover page of the prospectus, we will file a post-effective amendment to set forth the terms of such offering.

4. (a) to file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

(1) to include any prospectus required by Section 10(a)(3) of the 1933 Act;

(2) to reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and

(3) to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

(b) that, for the purpose of determining any liability under the 1933 Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof; and

(c) to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering;

(d) that, for the purpose of determining liability under the 1933 Act to any purchaser, if the Registrant is subject to Rule 430C: each prospectus filed pursuant to Rule 497(b), (c), (d) or (e) under the 1933 Act as part of this registration statement relating to an offering, other than prospectuses filed in reliance on Rule 430A under the 1933 Act, shall be deemed to be part of and included in this registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in this registration statement or prospectus that is part of this registration statement or made in a document incorporated or deemed incorporated by reference into this registration or prospectus that is part of this registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in this registration statement or prospectus that was part of this registration statement or made in any such document immediately prior to such date of first use.

(e) that for the purpose of determining liability of the Registrant under the 1933 Act to any purchaser in the initial distribution of securities:

The undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

(1) any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 497 under the 1933 Act;

(2) the portion of any advertisement pursuant to Rule 482 under the 1933 Act relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

(3) any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

(f) to file a post-effective amendment containing a prospectus pursuant to Section 8(c) of the 1933 Act prior to any offering below net asset value if the net dilutive effect of such offering (as calculated in the manner set forth in the dilution table contained in the prospectus), together with the net dilutive effect of any prior offerings made pursuant to this post-effective amendment (as calculated in the manner set forth in the dilution table contained in the prospectus), exceeds fifteen percent (15%);

(g) to file a post-effective amendment to the registration statement, and to suspend any offers or sales pursuant the registration statement until such post-effective amendment has been declared effective under the 1933 Act, in the event the shares of Registrant are trading below its net asset value and either (i) Registrant receives, or has been advised by its independent registered accounting firm that it will receive, an audit report reflecting substantial doubt regarding the Registrant’s ability to continue as a going concern or (ii) Registrant has concluded that a material adverse change has occurred in its financial position or results of operations that has caused the financial statements and other disclosures on the basis of which the offering would be made to be materially misleading.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in this City of Leawood and State of Kansas, on the 18th day of September, 2018.

Tortoise Energy Infrastructure Corporation

By:	/s/ P. Bradley Adams
P. Bradley Adams, Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities and on the date indicated.

/ s/ P. Bradley Adams	Chief Executive Officer and Principal Financial Officer
P. Bradley Adams	(Principal Executive Officer, Principal Financial Officer and Accounting Officer)	September 18, 2018

/s/ Rand C. Berney*	Director
Rand C. Berney		September 18, 2018

/s/ H. Kevin Birzer*	Director
H. Kevin Birzer		September 18, 2018

/s/ Conrad S. Ciccotello*	Director
Conrad S. Ciccotello		September 18, 2018

/s/ Jennifer Paquette*	Director
Jennifer Paquette		September 18, 2018

/s/ Alexandra Herger*	Director
Alexandra Herger		September 18, 2018

* By power of attorney dated June 26, 2018

EXHIBIT INDEX

d.2.	Form of Preferred Stock Certificate
d.3.	Form of Fixed Rate Note
d.4.	Form of Floating Rate Note
l.	Opinion of Venable LLP with respect to issuances of common stock, preferred stock and debt securities
n.	Consent of Independent Registered Public Accounting Firm
s.2.	Form of Prospectus Supplement for Common Stock Offering
s.3.	Form of Prospectus Supplement for Debt Offering
s.4.	Form of Prospectus Supplement for Preferred Offering